UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-05151

J.P. Morgan Mutual Fund Group
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Stephen M. Benham 522 Fifth Avenue New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 480-4111

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2004 to August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT AUGUST 31, 2005

JPMorgan Funds

Income

Funds

JPMorgan Bond Fund

JPMorgan Emerging Markets Debt Fund

JPMorgan Enhanced Income Fund

JPMorgan Global Strategic Income Fund

JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund II

CONTENTS

President's Letter	1

Fund Commentaries:

Bond Fund	3

Emerging Markets Debt Fund	6

Enhanced Income Fund	9

Global Strategic Income Fund	12

Short Term Bond Fund	15

Short Term Bond Fund II	18

Schedules of Portfolio Investments	21

Financial Statements	90

Financial Highlights	110

Notes to Financial Statements	126

Report of Independent Registered Public Accounting Firm	143

Trustees	144

Officers	146

Schedule of Shareholder Expenses	148

Board Approval of Investment Advisory Agreements	152

Tax Letter	157

Highlights

•  Long-term rates defied Fed action

•  Savings and investor demand held down rates

•  Returns tend to favor longer bonds

•  Low bond yields appear vulnerable

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund's prospectus for a discussion of the Fund's investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan
Income Funds

PRESIDENT'S LETTER  SEPTEMBER 15, 2005

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Income Funds for the one-year period ended August 31, 2005. Inside, you'll find in-depth information on some of our income funds along with an update from the portfolio management team.

In the past 12 months, with deflationary fears firmly in the rear-view mirror, the economy pushed forward. U.S. employment figures maintained a healthy overall pace, with unemployment ending the period at 4.9%. U.S. economic growth continued to show resiliency, with 4.4% Gross Domestic Product (GDP) growth for calendar 2004 and 3.3% for the second quarter of 2005. Inflation showed modest gains, increasing 3.6% for the one-year period ended August 31, 2005.

Long-term rates defied Fed action

The big surprise in the fixed income market was the Federal Reserve's tightening campaign that lifted the target federal funds rate to 3.50% by August 31, 2005. As yields on shorter-maturity securities followed the upward trend, yields at the long end of the curve remained impervious.

Throughout the 12-months, the yield on the two-year Treasury climbed 143 basis points to yield 3.84% by the end of the period. In contrast, the yield on the 10-year Treasury slid 11 basis points to 4.02%, and the 30-year Treasury declined 67 basis points to 4.25% for the same one-year period.

Savings and investor demand held down rates

There has been considerable public debate about why long-term rates have remained so low. Probable causes include a high rate of global savings, pension funds rebalancing their assets and liabilities, and the carry trade. In addition, demand for long-maturity securities has been bolstered by the markets' belief that the Federal Reserve will reach a neutral federal funds rate of 50 to 75 basis points higher than the current rate and thus end its tightening stance.

As such, the market managed to keep downward pressure on longer-term rates, and the yield curve flattened. Demand for U.S. fixed-income securities from foreign investors seeking yield and domestic investors seeking quality helped keep rates on the downswing.

Returns tend to favor longer bonds

Given the prominence of yield-curve flattening, longer-maturity securities were the fiscal year's best performers. Most of the spread sectors (non-Treasury) outperformed comparable-duration Treasuries for the year. Commercial mortgage-backed securities were the best performers, followed by mortgage-backed and asset-backed securities.

Corporate and high-yield securities rallied along with the equity market in the final months of 2004, but performance was relatively flat through the first eight months of 2005. This primarily was due to significant weakness in the auto sector, which plunged on the downgrades of Ford and General Motors to below investment-grade status.

"Given the prominence of the yield-curve flattening, longer-maturity securities were the fiscal year's best performers."

JPMorgan
Income Funds

CONTINUED

Low bond yields appear vulnerable

Given our expectations for stronger U.S. and global growth throughout the second half of 2005, and the consequent risk of an upsurge in inflation, current low bond yields appear vulnerable to a correction. Bond yields may move higher on any evidence of rising inflation, which may emerge in the wake of Hurricane Katrina. We are concerned that high energy prices simultaneously will cause inflation to accelerate and growth to slow. It is possible that economic growth could slow on its own, allowing inflation to remain in the Federal Reserve's comfort zone. Combating this outcome, however, are continued strong productivity, strong corporate profits, employment growth leading to gains in real aggregate compensation, and strong consumer confidence led by increases in net worth. Any potential drag on the economy, such as higher energy prices or the trade deficit, may have less impact than in past cycles.

We look for the Federal Reserve to continue raising rates at a measured pace while focusing on inflation. We expect the Fed to end its tightening cycle by early 2006, with yields rising across the curve. Yet, if interest rates stabilize and core inflation remains under control, the stage could be set for a meaningful market recovery.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust that you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please feel free to contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch

President
JPMorgan Funds

JPMORGAN INCOME FUNDS

JPMorgan
Bond Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	7/26/93
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$597,299
Primary Benchmark	Lehman Aggregate Bond Index
Average Credit Quality	AA
Duration	4.2 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Bond Fund, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity, returned 5.33% (Institutional Class Shares) for the one-year period ended August 31, 2005. This compares to the 4.15% return of its benchmark, the Lehman Aggregate Bond Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of performance came from investments in residential mortgages, commercial mortgage-backed securities and credit sectors. The Fund benefited from an ongoing rally in the residential mortgage market, caused in part by low fixed-rate supply and strong foreign demand. Our allocation to investment grade corporate bonds was positive as we favored specific credits and sectors, notably BBB-rated corporate credits and financial paper. Investments in emerging-market and high-yield debt also enhanced returns as both sectors performed exceptionally well over the year. Other positives were our holdings in asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Our decision to underweight Treasury and agency debt proved favorable as both sectors underperformed. Our duration positioning was a modest negative.

Q:  HOW WAS THE FUND MANAGED?

A:  We managed our allocation to the mortgage sector based on valuation, which had a positive impact on performance. Security selection played an important role in our position as we added specific coupon issues at favorable price levels. We also benefited by holding an underweight in Treasury and agency debt, finding more compelling opportunities in other high-quality sectors.

Despite rising energy prices, the Fund benefited as corporate profits remained healthy and investor sentiment was largely positive. Overall, we held a neutral stance on investment-grade corporate bonds, while favoring certain BBB credits and financial institution paper. Looking forward, we believe that market fundamentals remain firm and we have the flexibility to add to the corporate sector should spreads widen from fair value. The Fund also benefited from outstanding performance in the extended sectors. High-yield debt prospered on low default rates and strong revenue growth, while credit upgrades and high commodity prices drove emerging-market debt to outperform.

We managed duration based on our belief that the Federal Reserve would tighten less aggressively than market expectations. Because we also expected that short-term rates would rise more quickly than long-term rates, we implemented curve-flattening trades into our strategy. In particular, we took profits on our 10- and 30-year curve flattener in May and added a 5- and 30-year flattener in June.

JPMORGAN INCOME FUNDS

JPMorgan
Bond Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

		1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
	Without Sales Charge	5.06%	6.79%	6.32%
	With Sales Charge*	0.36%	5.80%	5.83%
CLASS B SHARES
	Without CDSC	4.23%	5.99%	5.92%
	With CDSC**	(0.77%)	5.67%	5.92%
CLASS C SHARES
	Without CDSC	4.13%	6.07%	5.96%
	With CDSC***	3.13%	6.07%	5.96%
SELECT CLASS SHARES		5.12%	6.72%	6.28%
INSTITUTIONAL CLASS SHARES		5.33%	6.88%	6.45%
ULTRA SHARES		5.45%	7.02%	6.56%

  *  Sales Charge for Class A Shares is 4.50%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and 0% for the ten year period.

  ***  Assumes 1% CDSC for the one year period and 0% thereafter.

TEN-YEAR PERFORMANCE (8/31/95 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 7/26/93.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Bond Fund, which are similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the J.P. Morgan Bond Fund, which are similar to the expenses of the Select Class Shares.

Returns for the Ultra Shares prior to 9/10/01 (offering date of the Ultra Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Bond Fund-Ultra, which are lower than the expenses of the Ultra Shares.

Returns for the Class A and B Shares prior to 9/10/01 (offering date of the Class A and B Shares) are calculated using the historical expenses of the J.P. Morgan Bond Fund, which are lower than the expenses of the Class A and B Shares.

Returns for the Class C Shares prior to 3/31/03 (offering date of the Class C Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class C Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Bond Fund, Lehman Aggregate Bond Index, and Lipper Intermediate Investment Grade Debt Funds Index from August 31, 1995 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage backed securities. The Lipper Intermediate Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

JPMorgan
Emerging Markets Debt Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	4/17/97
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$34,448
Primary Benchmark	Emerging Markets Bond Index Global
Average Credit Quality	BB
Duration	6.4 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Emerging Markets Debt Fund, which seeks to provide high total return from a portfolio of fixed income securities of emerging markets issuers, had a total return of 19.87% (Select Class Shares) for the one-year period ended August 31, 2005. This compares to the 13.99% return from the Fund's benchmark, the Emerging Markets Bond Index Global.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of our outperformance came from investments in Argentina, Russia, Venezuela and Mexico. The Fund benefited when Argentina overcame its legal issues and finalized its debt restructuring plan in June. The strong performance in Russia was characterized by high oil prices, a rapid accumulation of foreign reserves, and a growing stabilization fund. Security selection was a major source of outperformance, as our holdings in Venezuela, a major oil exporter, benefited from surging oil prices. Also contributing were the numerous credit upgrades given by the rating agencies, as countries demonstrated greater willingness and ability to repay debt. We benefited by holding an underweight in Mexico, as its performance lagged behind the broader market. Our negatives were limited to Ecuador, where we were underweight during a market rally.

The Fund was positioned into the local currency debt markets of Mexico, Colombia and Uruguay. Local yields in these markets had been very high and the positions also performed well as the U.S. dollar weakened early in the period.

Q:  HOW WAS THE FUND MANAGED?

A:  Strong fundamentals, improved credit quality and sustained inflows supported an ongoing rally in emerging-markets debt through the beginning of the year. Economic indicators suggested that the global economy grew at a medium pace while inflation was well contained. New issuance continued to be ahead of schedule after several countries pre-financed their 2005 and, in some cases, their 2006 funding needs. The environment became turbulent during March due to concerns that the U.S. Federal Reserve would raise short-term interest rates more aggressively. Liquidity fears, combined with negative developments in the automobile industry, caused all credit-sensitive sectors to underperform for the month. As investor sentiment improved, the market recovered on news of low inflation, high demand for commodities, and steady global growth.

We increased our allocations to Venezuela and Russia during the first quarter, believing that their debt was undervalued relative to their fundamentals. This decision later proved favorable in the face of high commodity prices, as both countries benefited from being major exporters of oil. Peru, Brazil and Uruguay also prospered due to higher prices for metals and agricultural products. Recently, the Fund reduced the allocation to the riskier segments of the market, moving Brazil to an underweight position compared to the index and reducing the overweight to Venezuela. The allocation was shifted to Argentina, Peru, the Ukraine and Russia. These credits have lower current financing needs, which bodes well for a potentially higher-rate environment, whose credit strength should allow bonds to perform in both a rising and falling market.

JPMORGAN INCOME FUNDS

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

JPMorgan
Emerging Markets Debt Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

	1 YEAR	5 YEAR	SINCE INCEPTION
SELECT CLASS SHARES	19.87%	13.20%	11.23%

JPMORGAN INCOME FUNDS

LIFE OF FUND PERFORMANCE (4/17/97 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 4/17/97.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Emerging Markets Debt Fund, Emerging Markets Bond Index Global and Lipper Emerging Markets Debt Funds Index from April 17, 1997 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Emerging Markets Bond Index Global is an unmanaged index which tracks total return for external currency-denominated debt (Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments) in emerging markets. The Lipper Emerging Markets Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

The Select Class Shares have a minimum investment of $1,000,000 and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of nondiversified "regional" fund investing.

JPMorgan
Enhanced Income Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/30/01
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$163,344
Primary Benchmark	3 Month LIBOR Index
Average Credit Quality	AA
Duration	0.4 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Enhanced Income Fund, which seeks high current income consistent with principal preservation, returned 2.69% (Institutional Class Shares) for the one-year period ended August 31, 2005. This compares to the 2.55% return of its benchmark, the 3 Month LIBOR Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of our performance came from investments in floating-rate asset-backed securities (ABS), corporate bonds and mortgage-backed securities (MBS). Healthy profits, strong economic growth and robust demand led these sectors to outperform the benchmark for most of the period. The Fund had positive total returns for every month during the period, even amid negative developments in the credit sectors and a significant increase in front-end U.S. Treasury rates.

Q:  HOW WAS THE FUND MANAGED?

A:  Despite rising energy prices, corporate bonds performed well as profits were strong and investor sentiment was largely positive. In response to downgrades in the auto industry, we reduced our credit exposure by moving some of our holdings into asset-backed securities, mortgage-backed securities (MBS) and collateralized mortgage obligations (CMOs). As the second quarter brought an improved environment in the credit sectors, we modestly increased our allocation to both corporate bonds and MBS, benefiting from higher yields. We added credit exposure on a name-by-name basis, while continuing to favor financial institution paper.

We increased our allocation to select asset-backed securities, adding floating-rate AAA-rated home equity loans, which proved resilient to spread widening during March and April. Security selection played an important role in our mortgage positioning as we added specific coupon issues at favorable price levels. We continued to add floating rate CMOs, which benefited the portfolio in a rising rate environment.

We maintained a neutral duration position early in the period, but later reduced our duration exposure when economic indicators were supportive of further rate increases. When inflation fears caused a jump in interest rates, we responded by partially covering our short-duration position. Additionally, we purchased U.S. Treasury Inflation-Protected Securities (TIPS).

JPMORGAN INCOME FUNDS

JPMorgan
Enhanced Income Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

	1 YEAR	3 YEAR	SINCE INCEPTION
INSTITUTIONAL CLASS SHARES	2.69%	1.70%	1.78%

LIFE OF FUND PERFORMANCE (11/30/01 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/30/01.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Enhanced Income Fund and 3 Month LIBOR Index from November 30, 2001 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of securities included in the benchmark. The 3 Month LIBOR Index is an abbreviation for the "London Interbank Offered Rate". Similarly to the Fed Funds Rate, it represents the rate at which banks are willing to loan each other reserves. The LIBOR is an average of the rate charged on dollar-denominated deposits traded between banks in London. The benchmark presented is the total return of the 3 Month LIBOR for the period presented.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

JPMorgan
Global Strategic Income Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	3/17/97
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$22,302
Primary Benchmark	Lehman Aggregate Bond Index
Average Credit Quality	A
Duration	4.5 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Global Strategic Income Fund, which seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers, had a total return of 7.63% (Institutional Class Shares) for the one-year period ended August 31, 2005. This compares to the 4.15% return of its benchmark, the Lehman Aggregate Bond Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The strongest contributors to performance were our holdings in high-yield and emerging-markets debt. High-yield debt prospered on low default rates and strong revenue growth, while credit upgrades and high commodity prices drove emerging-markets debt to outperform. Our decision to underweight Treasury and agency debt proved favorable as both sectors underperformed. Our international positioning was a modest negative.

Q:  HOW WAS THE FUND MANAGED?

A:  Strong fundamentals, improved credit quality and sustained inflows supported an ongoing rally in emerging-markets debt through the beginning of year. On a similar note, solid corporate profits and low default rates led to favorable conditions in the high-yield debt sector. We maintained a significant allocation in these sectors, but reduced our exposure as spreads tightened substantially. The environment became turbulent in March on concerns that the U.S. Federal Reserve would raise short-term interest rates more aggressively. Liquidity fears, combined with credit downgrades in the automobile industry, caused all credit-sensitive sectors to underperform in the month. Investor sentiment improved as the market recovered on news of low inflation, healthy corporate profits and steady global growth.

We reduced our exposure to investment-grade corporate bonds, but continued to favor BBB-rated credits and financial institution paper. Consistent with the Fund's strategy, we maintained a strategic underweight in the mortgage sector, making purchases in specific coupon issues at favorable price levels. We also benefited by holding an underweight in Treasury and agency debt, finding more compelling opportunities in other high-quality sectors.

JPMORGAN INCOME FUNDS

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

PERCENTAGE OF TOTAL PORTFOLIO INVESTMENTS*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

JPMorgan
Global Strategic Income Fund

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

		1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES
	Without Sales Charge	7.04%	5.85%	5.49%
	With Sales Charge*	2.20%	4.88%	4.91%
CLASS B SHARES
	Without CDSC	6.64%	5.77%	5.44%
	With CDSC**	1.64%	5.44%	5.44%
CLASS C SHARES
	Without CDSC	6.75%	5.79%	5.45%
	With CDSC***	5.75%	5.79%	5.45%
CLASS M SHARES
	Without Sales Charge	6.88%	5.81%	5.47%
	With Sales Charge****	3.68%	5.17%	5.09%
SELECT CLASS SHARES		7.30%	6.09%	5.63%
INSTITUTIONAL CLASS SHARES		7.63%	6.44%	5.97%

  *  Sales Charge for Class A Shares is 4.50%.

  **  Assumes 5% CDSC (contingent deferred sales charge) for the one year period, a 2% CDSC for the five year period and since inception.

  ***  Assumes 1% CDSC for the one year and 0% thereafter.

  ****  Sales charge on Class M shares is 3.0%.

LIFE OF FUND PERFORMANCE (3/17/97 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 3/17/97.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Global Strategic Income Fund, which are similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the J.P. Morgan Global Strategic Income Fund, which are similar to the expenses of the Select Class Shares.

Returns for the Class A Shares prior to 9/10/01 (offering date of the Class A Shares) are calculated using the historical expenses of the J.P. Morgan Global Strategic Income Fund, which are lower than the expenses of the Class A Shares.

Returns for Class B, Class C and Class M Shares prior to 2/19/05 (offering date of Class B, Class C and Class M shares) are calculated using the historical expenses of Class A shares, which are lower than Class B, Class C and Class M shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Global Strategic Income Fund, Lehman Aggregate Bond Index, and Lipper Multi-Sector Income Funds Index from March 17, 1997 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund's inception. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman Aggregate Bond Index is composed of the Lehman Gov't/Credit Index and the Mortgage-Backed Securities Index and includes U.S. treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Lipper Multi-Sector Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

JPMorgan
Short Term Bond Fund

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	9/13/93
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$633,888
Primary Benchmark	Merrill Lynch 1-3 Year Treasury Index
Average Credit Quality	AA
Duration	1.6 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Short Term Bond Fund, which seeks to provide high total return consistent with low volatility of principal, returned 1.75% (Institutional Class Shares) for the one-year period ended August 31, 2005. This compares to the 1.15% return of its benchmark index, the Merrill Lynch 1-3 Year Treasury Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of performance came from investments in asset-backed securities (ABS), mortgage-backed securities (MBS) and corporate bonds. Healthy profits, strong economic growth and robust demand led these sectors to outperform the U.S. Treasury market for most of the period. The Fund also benefited from its allocation in high-yield and emerging-markets debt as both sectors had an outstanding year. Our international positions detracted from performance.

Q:  HOW WAS THE FUND MANAGED?

A:  Despite rising energy prices, corporate bonds performed well as profits were strong and investor sentiment was largely positive. In response to the downgrades in the auto industry, we reduced our credit exposure by moving some of our holdings into ABS, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). As the second quarter brought about an improved environment in the credit sectors, we modestly increased our allocation to both corporate bonds and MBS, benefiting from higher yields. We added credit exposure on a name-by-name basis, while continuing to favor financial institution paper.

We increased our allocation in select asset-backed securities, adding AAA-rated home equity loans, which proved resilient to spread widening during March and April. Security selection played an important role in our mortgage positioning as we added specific coupon issues at favorable price levels. We also added a modest amount of floating-rate CMOs, which benefited the Fund in a rising rate environment. Recently, we increased our fixed-rate CMO exposure by switching out of specific corporate and ABS names that had reached rich levels.

Our allocation to extended sectors was a major contributor to performance. High-yield debt had a prosperous year on low default rates and strong revenue growth, while credit upgrades and high commodity prices drove emerging-markets spreads to tighten. We maintained a neutral-duration position early in the period, but later reduced our duration exposure when economic indicators were supportive of further rate increases. When inflation fears caused a jump in interest rates, we responded by partially covering our short-duration position. Additionally, we purchased U.S. Treasury Inflation-Protected Securities (TIPS).

JPMORGAN INCOME FUNDS

JPMorgan
Short Term Bond Fund

CONTINUED

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

		1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
	Without Sales Charge	1.29%	3.93%	4.65%
	With Sales Charge*	(1.71%)	3.29%	4.34%
SELECT CLASS SHARES		1.52%	4.08%	4.73%
INSTITUTIONAL CLASS SHARES		1.75%	4.36%	5.00%

  *  Sales Charge for Class A Shares is 3.00%.

TEN-YEAR FUND PERFORMANCE (8/31/95 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/13/93.

Returns for the Institutional Class Shares prior to 9/10/01 (offering date of the Institutional Class Shares) are calculated using the historical expenses of the J.P. Morgan Institutional Short Term Bond Fund, which are similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to 9/10/01 (offering date of the Select Class Shares) are calculated using the historical expenses of the J.P. Morgan Short Term Bond Fund, which are similar to the expenses of the Select Class Shares.

Returns for the Class A Shares prior to 9/10/01 (offering date of the Class A Shares) are calculated using the historical expenses of the J.P. Morgan Short Term Bond Fund, which are lower than the expenses of the Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Short Term Bond Fund, Merrill Lynch 1-3 Year Treasury Index, and Lipper Short-Term Investment Grade Debt Funds Index from August 31, 1995 to August 31, 2005. The performance of the Fund assumes reinvestment of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index which measures short-term bond performance. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

JPMorgan
Short Term Bond Fund II

AS OF AUGUST 31, 2005  (Unaudited)

FUND FACTS
Fund Inception	11/30/90
Fiscal Year End	August 31
Net Assets as of 8/31/2005 (In Thousands)	$845,123
Primary Benchmark	Lehman 1-3 Year U.S. Gov't Bond Index
Average Credit Quality	AA
Duration	1.8 Years

Q:  HOW DID THE FUND PERFORM?

A:  The JPMorgan Short Term Bond Fund II, which seeks a high level of income, consistent with preservation of capital, returned 1.35% (Select Class Shares) for the one-year period ended August 31, 2005. This compares to the 1.27% return of its benchmark, the Lehman 1-3 Year U.S. Government Bond Index.

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:  The majority of our performance came from investments in asset-backed securities (ABS), mortgage-backed securities (MBS) and corporate bonds. Healthy profits, strong economic growth and robust demand led these sectors to outperform the benchmark for most of the period.

Q:  HOW WAS THE FUND MANAGED?

A:  Despite rising energy prices, corporate bonds performed well as profits were strong and investor sentiment was largely positive. In response to the downgrades in the auto industry, we reduced our credit exposure by moving some of our holdings into asset-backed securities, commercial mortgage-backed securities (CMBS) and collateralized mortgage obligations (CMOs). The Fund also reduced its allocation in agency debt. As the second quarter brought about an improved environment in the credit sectors, we modestly increased our allocation to both corporate bonds and MBS, benefiting from higher yields. We added credit exposure on a name-by-name basis, while continuing to favor financial institution paper.

We increased our allocation to select asset-backed securities, adding AAA-rated home equity loans, which proved resilient to spread widening during March and April. Security selection played an important role in our mortgage positioning as we added specific coupon issues at favorable price levels. We also added a modest amount of floating-rate CMOs, which benefited the portfolio in a rising rate environment. Recently, we increased our fixed-rate CMO exposure by switching out of specific corporate and ABS names that had reached rich levels.

We maintained a neutral-duration position early in the period, but later reduced our duration exposure when economic indicators were supportive of further rate increases. When inflation fears caused a jump in interest rates, we responded by partially covering our short-duration position. Additionally, we purchased U.S. Treasury Inflation-Protected Securities (TIPS).

JPMORGAN INCOME FUNDS

ANNUAL REPORT AUGUST 31

2005

(Unaudited)

PORTFOLIO COMPOSITION*

  *  Percentages indicated are based upon net assets as of August 31, 2005. The portfolio's composition is subject to change.

JPMORGAN INCOME FUNDS

JPMorgan
Short Term Bond Fund II

CONTINUED

(Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2005

		1 YEAR	5 YEARS	10 YEARS
CLASS A SHARES
	Without Sales Charge	1.09%	3.81%	4.39%
	With Sales Charge*	(1.98%)	3.18%	4.07%
CLASS M SHARES
	Without Sales Charge	0.83%	3.55%	4.23%
	With Sales Charge**	(0.72%)	3.24%	4.07%
SELECT CLASS SHARES		1.35%	4.05%	4.69%

  *  Sales Charge for Class A Shares is 3.00%.

  **  Sales Charge for Class M Shares is 1.50%.

TEN-YEAR FUND PERFORMANCE (8/31/95 TO 8/31/05)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 11/30/90.

Returns for the Class A Shares prior to 5/6/96 (offering date of the Class A Shares) are calculated using the historical expenses of the Select Class Shares, which are lower than the expenses of the Class A Shares.

Returns for the Class M Shares prior to 7/1/99 (offering date of the Class M Shares) are calculated using the historical expenses of the Class A Shares, which are lower than the expenses of the Class M Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Bond Fund II, Lehman 1-3 Year U.S. Gov't Bond Index, and Lipper Short-Term Investment Grade Debt Funds Index from August 31, 1995 to August 31, 2005. The performance of the Fund assumes reinvestments of all dividends and capital gains and does not include a sales charge. The performance of the indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The Lehman 1-3 Year U.S. Gov't Bond Index is composed of bonds covered by the U.S. Government Bond Index with maturities of one to three years. The Lipper Short-Term Investment Grade Debt Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver and reimbursement of the Fund's fees / expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

JPMORGAN INCOME FUNDS

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 148.1%
	Asset Backed Securities - 20.5%
$3,551	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 4.07%, 02/15/12 (e) (m)	$3,561
	AmeriCredit Automobile Receivables Trust
3,300	Series 2003-CF, Class A4, 3.48%, 05/06/10 (m)	3,276
2,110	Series 2003-DM, Class A3B, FRN, 3.78%, 12/06/07 (m)	2,111
2,790	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	2,748
980	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	965
4,595	Capital Auto Receivables Asset Trust Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	4,507
	Capital One Auto Finance Trust
1,140	Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	1,125
3,250	Series 2004-A, Class A4, FRN, 3.67%, 03/15/11 (m)	3,254
	Capital One Master Trust
3,930	Series 2000-4, Class C, FRN, 4.37%, 08/15/08 (e) (m)	3,932
6,480	Series 2001-8A, Class A, 4.60%, 08/15/09 (m)	6,509
	Capital One Multi-Asset Execution Trust
7,580	Series 03-A, FRN, 4.82%, 12/15/10 (e) (m)	7,767
3,013	Series 2003-A4, Class A4, 3.65%, 07/15/11 (m)	2,965
1,500	Capital One Prime Auto Receivables Trust Series 2005-1 Class A4, FRN, 3.69%, 04/15/11 (m)	1,500
	CARSS Finance LP (Cayman Islands)
542	Series 2004-A, Class B1, FRN, 3.85%, 01/15/11 (e) (m)	542
903	Series 2004-A, Class B1, FRN, 4.52%, 01/15/11 (e) (m)	904
660	Citibank Credit Card Issuance Trust Series 2003-C2, Class C2, FRN, 4.43%, 03/20/08 (m)	663

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
	Citigroup Mortgage Loan Trust, Inc.
$2,569	Series 2003-HE3, Class A, FRN, 4.02%, 12/25/33 (m)	$2,575
2,230	Series 2005-OPT1, Class A1B, FRN, 3.85%, 02/25/35 (m)	2,232
	Countrywide Asset-Backed Certificates
938	Series 2003-5, Class AF3, 3.61%, 04/25/30 (m)	935
1,785	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	1,795
1,320	Series 2004-1, Class M1, FRN, 4.14%, 03/25/34 (m)	1,326
1,080	Series 2004-1, Class M2, FRN, 4.19%, 03/25/34 (m)	1,083
712	Series 2004-BC, Class 1A, FRN, 3.87%, 04/25/34 (m)	712
1,146	Countrywide Home Equity Loan Trust Series 2004-I, Class A, FRN, 3.86%, 05/15/29 (m)	1,150
2,600	First Franklin Mortgage Loan Asset Backed Certificates Series 2005-FF2, Class A2B, FRN, 3.82%, 03/25/35 (m)	2,599
3,250	Ford Credit Floorplan Master Owner Trust II Series 2005-1A, Class A, FRN, 3.72%, 05/15/10 (m)	3,250
3,000	GE Equipment Small Ticket LLC Series 2005-1A, Class A3, 4.38%, 07/22/09 (e) (m)	3,000
1,000	GMAC Mortgage Corp. Loan Trust Series 2004-HE, Class 1A2, FRN, 3.74%, 06/25/34 (m)	1,001
1,325	Gracechurch Card Funding plc (United Kingdom) Series 2005-14, Class A, 3.59%, 11/16/09 (m)	1,325
1,738	GSAMP Trust Series 2004-OPT, Class A1, FRN, 3.98%, 11/25/34 (m)	1,742
958	Household Mortgage Loan Trust Series 2004-HC1, Class A, FRN, 3.96%, 01/20/34 (m)	961
	Long Beach Mortgage Loan Trust
1,027	Series 2003-3, Class A, FRN, 3.96%, 07/25/33 (m)	1,028

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 21

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Asset Backed Securities - Continued
$2,000	Series 2003-4, Class M1, FRN, 4.32%, 08/25/33 (m)	$2,011
2,030	Series 2004-1, Class M1, FRN, 4.14%, 02/25/34 (m)	2,038
1,360	Series 2004-1, Class M2, FRN, 4.19%, 02/25/34 (m)	1,364
1,407	Series 2004-3, Class A3, FRN, 3.90%, 07/25/34 (m)	1,407
1,500	Series 2004-3, Class M1, FRN, 4.21%, 07/25/34 (m)	1,513
1,905	M&I Auto Loan Trust Series 2003-1, Class A4, 2.97%, 04/20/09 (m)	1,872
2,000	MASTR Asset Backed Securities Trust Series 2005-14, Class A, 3.87%, 12/25/34 (m)	2,002
3,000	MBNA Credit Card Master Note Trust Series 2001-C2, Class C2, FRN, 4.72%, 12/15/13 (e) (m)	3,065
	New Century Home Equity Loan Trust
1,215	Series 2005-1, Class A2B, FRN, 3.86%, 03/25/35 (m)	1,216
1,350	Series 2005-1, Class M1, FRN, 4.09%, 03/25/35 (m)	1,350
1,565	Series 2005-2, Class A2B, FRN, 3.82%, 06/25/35 (m)	1,565
	Option One Mortgage Loan Trust
988	Series 2003-1, Class A2, FRN, 4.06%, 02/25/33 (m)	991
924	Series 2003-5 Class A2, FRN, 3.96%, 08/25/33 (m)	926
934	Series 2005-2, Class A2, FRN, 3.72%, 05/25/35 (m)	934
5,998	PP&L Transition Bond Co. LLC Series 1999-1, Class A8, 7.15%, 06/25/09 (m)	6,429
	Residential Asset Securities Corp.
1,500	Series 1999-1, Class A8, 3.84%, 05/25/34	1,501
791	Series 2002-KS4, Class AIIB, FRN, 3.89%, 07/25/32	792
1,786	Series 2003-KS5, Class AIIB, FRN, 3.93%, 07/25/33	1,789

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
	SLM Student Loan Trust
$4,975	Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	$4,899
2,769	Series 2003-12, Class A2, FRN, 3.46%, 12/15/12	2,770
2,580	Triad Auto Receivables Owner Trust Series 2003-B, Class A4, 3.20%, 12/13/10	2,541
	Wachovia Asset Securitization, Inc.
2,176	Series 2002-HE2, Class A, FRN, 4.07%, 12/25/32	2,187
1,800	Series 2003-HE3, Class A, FRN, 3.89%, 11/25/33	1,800
2,455	WFS Financial Owner Trust Series 2003-4, Class A4, 3.15%, 05/20/11	2,427
	Total Asset Backed Securities	122,432
	(Cost $123,052)
	Collateralized Mortgage Obligations - 24.4% Agency CMO - 6.5%
	Federal Home Loan Mortgage Corp.
13,359	Series 2564, Class LS, FRN, IO, 4.08%, 01/15/17 (m)	1,019
5,476	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	679
1,000	Series 2701, Class SH, FRN, 9.65%, 12/15/26 (m)	1,061
17,155	Series 2701, Class ST, IO, FRN, 3.43%, 08/15/21 (m)	1,139
7,293	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	547
4,534	Series 2760, Class GI, IO, 4.50%, 02/15/11 (m)	199
7,611	Series 2772 Class GI, IO, 5.00%, 11/15/22 (m)	680
10,197	Series 2779, Class SM, IO, FRN, 3.58%, 10/15/18 (m)	813
5,847	Series 2781, Class PL, IO, 5.00%, 10/15/23 (m)	469
35,415	Series 2791, Class SI, FRN, IO, 3.58%, 12/15/31 (m)	2,559

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 22

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Agency CMO - Continued
$29,926	Series 2813, Class SB, FRN, IF, IO, 3.48%, 02/15/34 (m)	$2,114
5,940	Series 2857, Class NI, IO, 5.00%, 04/15/17 (m)	302
32,452	Series 2861, Class GS IO, FRN, 3.63%, 01/15/21 (m)	1,373
6,911	Series 2891, Class LI, IO, 5.00%, 06/15/24 (m)	645
10,712	Series 2894, Class S, FRN, IO, 3.63%, 03/15/31 (m)	864
7,323	Series 2971, Class Pl, IO, 5.50%, 03/15/26 (m)	958
1,992	Federal Home Loan Mortgage Corp. STRIPS Series 232, IO, 5.00%, 08/01/35 (m)	427
	Federal National Mortgage Association
1,331	Series 2003-18, Class DB, 4.50%, 09/25/22 (m)	1,329
572	Series 2003-19, Class JP, 4.50%, 11/25/22 (m)	571
11,109	Series 2004-61, Class TS, FRN, IO, 3.46%, 10/25/31 (m)	618
8,227	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	974
87,534	Federal National Mortgage Association Interest STRIPS Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	18,847
	Government National Mortgage Association
4,248	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	264
6,457	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	560
2,533	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	136
		39,147
	Non-Agency CMO - 17.9%
	Adjustable Rate Mortgage Trust
1,553	Series 2005-4, Class 7A2, FRN, 3.87%, 08/25/35 (m)	1,551

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Non-Agency CMO - Continued
$4,419	Series 2005-6, Class 6A21, FRN, 3.87%, 09/25/35 (m)	$4,421
983	Series 2005-6A Class 2A1, FRN, 3.95%, 11/25/35 (m)	983
5,364	Countrywide Alternative Loan Trust Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	5,449
	Countrywide Home Loans
15,115	Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	15,127
11,493	Series 2004-28R, Class A1, 5.50%, 08/25/33 (m)	11,644
1,866	Series 2004-K, Class 2A, FRN, 3.87%, 11/15/29 (m)	1,870
5,172	CS First Boston Mortgage Securities Corp. Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	5,198
3,000	Granite Mortgages plc (United Kingdom) Series 2004-3, Class 1A3, FRN, 3.53%, 09/20/44 (m)	3,001
2,498	Greenpoint Mortgage Funding Trust Series 2005-AR4, Class4A1A, FRN, 3.95%, 10/25/45 (m)	2,500
7,471	GSMPS Mortgage Loan Trust Series 2005-RP1, Class 1AF, FRN, 3.99%, 01/25/35 (e) (m)	7,495
	Harborview Mortgage Loan Trust
9,963	Series 2005-3, Class 2A1A, FRN, 3.83%, 06/19/35 (m)	9,933
1,997	Series 2005-8, Class A2A, FRN, 3.92%, 09/19/35 (m)	1,996
4,926	Indymac Index Mortgage Loan Trust Series 2004-AR7, Class A1, FRN, 4.08%, 09/25/34 (m)	4,956
1,957	Medallion Trust (Australia) Series 2004-1G, Class A1, FRN, 3.97%, 05/25/35 (m)	1,962
2,500	Permanent Financing plc (United Kingdom) Series 4, Class 2A, FRN, 3.45%, 03/10/09 (m)	2,500
	RESI Finance LP (Cayman Islands)
3,856	Series 2003-B, Class B3, FRN, 5.12%, 07/10/35 (e)	3,929

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 23

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency CMO - Continued
$6,609	Series 2003-C, Class B3, FRN, 4.97%, 09/10/35 (e)	$6,715
1,265	Series 2003-C, Class B4, FRN, 5.17%, 09/10/35 (e)	1,285
1,419	Series 2003-D, Class B3, FRN, 4.87%, 12/10/35 (e)	1,423
2,052	Series 2003-D, Class B4, FRN, 5.07%, 12/10/35 (e)	2,058
2,391	Series 2005-A, B3, FRN, 4.15%, 03/10/37 (e)	2,391
800	Series 2005-A, Class B4, FRN, 4.25%, 03/10/37 (e)	800
1,376	RMAC plc (United Kingdom) Series 2004-NS1, Class A1B, FRN, 3.50%, 12/12/20 (e)	1,376
627	Saco I, Inc. Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (m)	626
2,871	Structured Asset Mortgage Investments, Inc. Series 2005-AK2, Class 2A1, FRN, 3.87%, 05/25/45	2,860
2,612	Washington Mutual Mortgage Securities Corp. Series 2005-AR2, Class 2A21, FRN, 3.97%, 01/25/45	2,616
		106,665
	Total Collateralized Mortgage Obligations (Cost $149,895)	145,812
	Corporate Bonds - 31.6% Aerospace & Defense - 0.1%
415	L-3 Communications Corp. 5.88%, 01/15/15 (m)	410
	Auto Components - 0.1%
549	TRW Automotive, Inc. 9.38%, 02/15/13	609
	Automobiles - 1.7%
1,765	American Honda Finance Corp. FRN, 3.88%, 05/11/07 (e) (m)	1,767
2,800	DaimlerChrysler NA Holding Corp. FRN, 4.43%, 05/24/06 (m)	2,809

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Automobiles - Continued
	Ford Motor Credit Co.
$3,530	7.88%, 06/15/10 (m)	$3,549
2,300	FRN, 4.39%, 03/21/07 (m)	2,269
		10,394
	Capital Markets - 2.0%
755	Arch Western Finance LLC 6.75%, 07/01/13 (m)	770
	Bear Stearns Cos., Inc. (The)
1,640	FRN, 3.83%, 04/29/08 (m)	1,643
2,290	FRN, 3.77%, 01/16/07 (m)	2,295
1,850	Goldman Sachs Group, Inc. 6.35%, 02/15/34 (m)	1,983
1,900	Merrill Lynch & Co., Inc. FRN, 4.00%, 02/06/09 (m)	1,905
	Morgan Stanley
2,310	FRN, 3.70%, 01/12/07 (m)	2,311
1,000	FRN, 3.88%, 11/09/07 (m)	1,001
		11,908
	Chemicals - 0.2%
490	Huntsman International LLC 9.88%, 03/01/09 (m)	522
775	PolyOne Corp. 10.63%, 05/15/10 (m)	832
		1,354
	Commercial Banks - 6.3%
2,000	BBVA Bancomer Capital Trust I (Mexico) 10.50%, 02/16/11 (e) (m)	2,053
2,025	BBVA Bancomer S.A. (Cayman Islands) VAR, 5.38%, 07/22/15 (e) (m)	2,071
2,795	HSBC Capital Funding LP (Jersey) VAR, 4.61%, 12/31/49 (e) (m)	2,725
1,720	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e) (m)	1,663
2,100	KeyCorp FRN, 3.85%, 07/23/07 (m)	2,104
1,545	Korea First Bank (South Korea) VAR, 7.27%, 03/03/34 (e) (m)	1,732
2,510	RBS Capital Trust I VAR, 5.51%, 12/31/49	2,611

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 24

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Commercial Banks - Continued
$1,750	Royal Bank of Scotland plc (United Kingdom) FRN, 3.84%, 11/24/06 (e)	$1,751
1,660	Shinhan Bank (South Korea) VAR, 5.66%, 03/02/35	1,620
1,585	Sumitomo Mitsui Banking Corp. (Japan) VAR, 5.63%, 07/29/49 (e)	1,615
6,150	UBS AG 4.15%, 07/20/06	6,144
2,005	United Overseas Bank Ltd. (Singapore) VAR, 5.38%, 09/03/19 (e)	2,057
2,500	Wachovia Corp. FRN, 3.72%, 07/20/07	2,502
1,500	Wells Fargo & Co. FRN, 3.51%, 03/23/07	1,502
2,800	Westpac Banking Corp. (Australia) FRN, 3.90%, 05/25/07 (e)	2,803
2,335	Woori Bank (South Korea) VAR, 5.75%, 03/13/14 (e)	2,397
		37,350
	Commercial Services & Supplies - 0.2%
740	Allied Waste North America 6.13%, 02/15/14 (m)	690
490	Iron Mountain, Inc. 6.63%, 01/01/16 (m)	464
		1,154
	Construction & Engineering - 0.6%
3,255	Caterpillar Financial Services Corp. FRN, 3.91%, 02/26/07(m)	3,260
	Consumer Finance - 2.6%
2,910	Capital One Financial Corp. 8.75%, 02/01/07 (m)	3,082
1,090	Household Finance Corp. FRN, 3.90%, 02/09/07 (m)	1,092
3,110	HSBC Finance Corp. FRN, 3.89%, 05/09/08 (m)	3,112
1,330	International Lease Finance Corp 4.88%, 09/01/10 (m)	1,341
1,815	Mizuho JGB Investment LLC VAR, 9.87%, 12/31/49 (e) (m)	2,048
2,680	Mizuho Preferred Capital Co. LLC VAR, 8.79%, 12/31/49 (e) (m)	2,949

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Consumer Finance - Continued
$1,900	SLM Corp. FRN, 3.73%, 01/25/08	$1,900
		15,524
	Containers & Packaging - 0.3%
565	Crown European Holdings S.A. (France) 9.50%, 03/01/11 (m)	623
275	Graphic Packaging International Corp. 9.50%, 08/15/13 (m)	282
635	Owens Brockway Glass Container, Inc. 8.25%, 05/15/13 (m)	679
		1,584
	Diversified Financial Services - 3.8%
1,905	Aiful Corp. (Japan) 5.00%, 08/10/10 (e) (m)	1,921
3,000	Aries Vermoegensverwaltungs GmbH (Germany) 9.60%, 10/25/14 (e)	3,930
2,190	Credit Suisse First Boston USA, Inc. FRN, 3.45%, 06/02/08 (m)	2,192
1,000	General Electric Capital Corp. FRN, 3.86%, 05/19/08 (m)	1,001
3,100	Links Finance LLC FRN, 3.75%, 09/15/08 (e) (m)	3,100
1,570	Mantis Reef Ltd. (Australia) Series B, 4.80%, 11/03/09 (e) (m)	1,564
	Pricoa Global Funding I
2,595	3.90%, 12/15/08 (e)	2,555
4,225	FRN, 3.62%, 12/22/06 (e)	4,235
715	Resona Preferred Global Securities Cayman Ltd. (Cayman Islands) VAR, 7.19%, 12/29/49 (e)	757
1,120	UFJ Finance Aruba AEC (Aruba) 6.75%, 07/15/13	1,255
310	UGS Corp. 10.00%, 06/01/12	347
		22,857
	Diversified Telecommunication Services - 1.3%
650	BellSouth Corp. 6.00%, 11/15/34 (m)	686
910	Deutsche Telekom International Finance BV (Netherlands) 5.25%, 07/22/13 (m)	939
805	Qwest Corp 8.88%, 03/15/12	880

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 25

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Diversified Telecommunication Services - Continued
$550	SBC Communications, Inc 6.15%, 09/15/34	$592
	Sprint Capital Corp.
2,190	6.00%, 01/15/07	2,240
1,200	6.90%, 05/01/19	1,385
610	8.75%, 03/15/32	851
		7,573
	Electric Utilities - 1.0%
1,090	Dominion Resources, Inc. Series A, 7.20%, 09/15/14 (m)	1,262
2,520	Exelon Corp. 4.90%, 06/15/15 (m)	2,513
2,010	Progress Energy, Inc. 6.85%, 04/15/12	2,215
		5,990
	Electronic Equipment & Instruments - 0.1%
545	Celestica, Inc. (Canada) 7.88%, 07/01/11 (m)	561
	Food & Staples Retailing - 0.6%
1,380	Delhaize America, Inc. 9.00%, 04/15/31 (m)	1,699
2,110	Safeway, Inc. 4.13%, 11/01/08	2,078
		3,777
	Gas Utilities - 0.2%
1,155	Enterprise Products Partners LP 6.65%, 10/15/34 (m)	1,263
	Health Care Equipment & Supplies - 0.1%
615	Fresenius Medical Care Capital Trust II 7.88%, 02/01/08 (m)	637
	Health Care Providers & Services - 0.2%
980	HCA, Inc. 6.38%, 01/15/15 (m)	1,006
2,000	Mariner Health Group, Inc. 9.50%, 04/01/06 (d) (m)	-	(h)
430	Service Corp. International 6.75%, 04/01/16	436
		1,442

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Hotels, Restaurants & Leisure - 0.3%
$620	ITT Corp. 7.38%, 11/15/15 (m)	$679
690	MGM Grand, Inc. 5.88%, 02/27/14 (m)	666
585	Vail Resorts, Inc. 6.75%, 02/15/14	598
		1,943
	Household Durables - 0.5%
1,910	Centex Corp 5.45%, 08/15/12 (m)	1,936
355	Sealy Mattress Co. 8.25%, 06/15/14	379
745	Standard Pacific Corp. 6.88%, 05/15/11	745
		3,060
	Household Products - 0.3%
1,900	Spectrum Brands, Inc. 7.38%, 02/01/15	1,829
	Industrial Conglomerates - 0.3%
1,365	Hutchison Whampoa Ltd. (Cayman Islands) 7.45%, 11/24/33 (e) (m)	1,614
	Insurance - 2.2%
815	Arch Capital Group Ltd. (Bermuda) 7.35%, 05/01/34 (m)	939
2,320	Aspen Insurance Holdings Ltd. (Bermuda) 6.00%, 08/15/14 (m)	2,406
830	Axis Capital Holdings Ltd. (Bermuda) 5.75%, 12/01/14 (m)	856
800	Endurance Specialty Holdings Ltd. (Bermuda) 7.00%, 07/15/34 (m)	902
2,500	Nippon Life Insurance (Japan) 4.88%, 08/09/10 (e) (m)	2,512
845	Odyssey Re Holdings Corp. 7.65%, 11/01/13 (m)	913
1,500	Platinum Underwriters Finance, Inc 7.50%, 06/01/17 (e) (m)	1,569
1,250	Protective Life Secured Trust FRN, 3.66%, 01/14/08	1,251
1,700	Stingray Pass-Through Trust (Cayman Islands) 5.90%, 01/12/15 (e)	1,716
		13,064

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 26

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Internet & Catalog Retail - 0.4%
$1,960	IAC/InterActiveCorp. 7.00%, 01/15/13	$2,117
	IT Services - 0.1%
500	Sungard Data Systems, Inc. 10.25%, 08/15/15 (e)	523
	Media - 1.6%
460	Cablevision Systems Corp. 8.00%, 04/15/12 (m)	457
455	Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 04/30/12 (e) (m)	461
420	Comcast Corp. 7.05%, 03/15/33 (m)	490
1,900	Dex Media, Inc. SUB, 0.00%, 11/15/13 (m)	1,544
675	DirecTV Holdings LLC 6.38%, 06/15/15 (e) (m)	673
495	Echostar DBS Corp. 6.38%, 10/01/11 (m)	492
1,385	News America, Inc. 6.20%, 12/15/34 (m)	1,435
1,285	TCI Communications, Inc. 8.75%, 08/01/15	1,635
930	Time Warner Entertainment Co. LP 8.38%, 03/15/23	1,170
1,130	Time Warner, Inc. 7.63%, 04/15/31 (m)	1,377
		9,734
	Metals & Mining - 0.5%
	Falconbridge Ltd. (Canada)
1,465	6.00%, 10/15/15 (m)	1,537
455	6.20%, 06/15/35 (m)	464
840	Newmont Mining Corp. 5.88%, 04/01/35 (m)	863
		2,864
	Multi-Utilities - 0.2%
1,220	Dominion Resources, Inc. 5.00%, 03/15/13 (m)	1,230

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Multiline Retail - 0.3%
$2,020	Wal-Mart Stores, Inc. 5.25%, 09/01/35	$2,038
	Oil, Gas & Consumable Fuels - 0.8%
395	Chesapeake Energy Corp. 6.50%, 08/15/17 (e) (m)	403
950	Gazstream SA (Denmark) 5.63%, 07/22/13 (e)	950
	Kinder Morgan Energy Partners LP
490	7.30%, 08/15/33 (m)	593
945	7.40%, 03/15/31 (m)	1,149
1,410	Nexen, Inc. (Canada) 5.88%, 03/10/35 (m)	1,431
380	Ras Laffan LNG III 5.84%, 09/30/27 (e)	390
		4,916
	Paper & Forest Products - 0.2%
840	Georgia Pacific Corp. 7.70%, 06/15/15 (m)	951
	Real Estate - 0.6%
2,360	iStar Financial, Inc., REIT 5.15%, 03/01/12 (m)	2,341
1,500	Simon Property Group LP 5.10%, 06/15/15 (e)	1,498
		3,839
	Road & Rail - 0.5%
3,093	CSX Corp. FRN, 4.01%, 08/03/06 (m)	3,098
	Software - 0.4%
2,305	Computer Associates International, Inc. 5.63%, 12/01/14 (e) (m)	2,359
	Thrifts & Mortgage Finance - 0.2%
1,250	Sovereign Bancorp, Inc. FRN, 4.15%, 03/01/09 (e)	1,250
	Wireless Telecommunication Services - 0.8%
1,325	America Movil S.A. de C.V. (Mexico) 6.38%, 03/01/35 (m)	1,312

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 27

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Long-Term Investments - continued
		Wireless Telecommunication Services - Continued
	$1,555	Motorola, Inc. 7.50%, 05/15/25 (m)	$1,909
	220	PanAmSat Corp. 9.00%, 08/15/14 (m)	232
	1,060	Rogers Wireless Communications, Inc. (Canada) 6.38%, 03/01/14 (a)	1,078
			4,531
		Total Corporate Bonds	188,607
		(Cost $187,332)
		Foreign Government Securities - 5.7%
EUR	7,023	Bundesrepublik Deutschland (Germany) 4.75%, 07/04/34	10,450
	$730	Federal Republic of Brazil (Brazil) 11.00%, 08/17/40 (m)	870
	1,125	Government of Argentina (Argentina) FRN, 4.00%, 08/03/12	872
	2,465	Government of Colombia (Colombia) 9.75%, 04/09/11	2,785
		Government of Peru (Peru)
	2,425	7.35%, 07/21/25	2,516
	2,020	8.75%, 11/21/33	2,384
		Government of Ukraine (Ukraine)
	742	6.88%, 03/04/11 (e)	787
	2,663	7.65%, 06/11/13	2,929
	2,820	Government of Venezuela (Venezuela) 9.25%, 09/15/27	3,060
	2,000	National Agricultural Cooperative Federation (South Korea) VAR, 5.75%, 06/18/14	2,036
	1,090	Russian Federation (Russia) 12.75%, 06/24/28	2,034
		United Mexican States (Mexico)
	1,785	8.30%, 08/15/31	2,262
	850	11.50%, 05/15/26	1,377
		Total Foreign Government Securities	34,362
		(Cost $32,347)
		Private Placements - 3.5%
	4,123	180 East End Avenue, Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City 6.88%, 12/28/28 (e) (i) (f) (m)	4,789

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		Private Placements - Continued
$731		200 East 27th St., Secured by Second Mortgage and Agreement on Co-op Apartment Building in New York City 6.72%, 01/01/13 (e) (i) (f)	$787
10,559		200 East 57th St., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City 6.50%, 01/01/14 (e) (i) (f)	11,665
3,027		81 Irving Place, Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City 6.95%, 01/01/29 (e) (i) (f)	3,522
		Total Private Placements	20,763
		(Cost $18,440)
		U.S. Government Agency Securities - 57.2%
8,090		Federal Home Loan Mortgage Corp. 6.25%, 07/15/32	10,076
47,500		Federal Home Loan Mortgage Corp. Gold Pool 5.50%, 09/15/35	47,975
		Federal National Mortgage Association
733		6.00%, 01/01/35	750
-	(h)	8.00%, 08/01/22	-	(h)
		Federal National Mortgage Association Pool
38,950		TBA, 5.00%, 09/25/20 - 10/25/34	39,055
98,905		TBA, 5.10%, 09/25/35	98,225
118,870		TBA, 5.50%, 08/25/35 - 09/25/35	120,074
24,750		TBA, 6.00%, 09/25/35	25,322
		Total U.S. Government Agency Securities (Cost $337,674)	341,477
		U.S. Treasury Obligations - 3.3%
		U.S. Treasury Bonds
1,525		5.38%, 02/15/31 (k)	1,788
350		7.25%, 05/15/16 (k)	444
		U.S. Treasury Notes
87		1.66%, 01/15/15	86
1,000		3.38%, 02/28/07	993
300		3.38%, 10/15/09 (k)	295
1,305		3.50%, 02/15/10 (k)	1,286
1,795		3.63%, 06/15/10	1,776

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 28

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
		U.S. Treasury Obligations - Continued
$335		3.88%, 07/31/07 (k)	$335
1,075		3.88%, 05/15/09 (k)	1,076
2,195		4.00%, 02/15/15	2,189
6,290		4.13%, 05/15/15	6,331
2,980		4.25%, 08/15/15	3,036
		Total U.S. Treasury Obligations	19,635
		(Cost $19,265)
NUMBER OF CONTRACTS
Options Purchased - 1.9%
		Call Options Purchased - 1.3%
-	(h)	Call Option on Federal Fund 30 Day, expiring 09/16/2005 @95.75.	69
-	(h)	Call Option on Federal Fund 30 Day, expiring 09/23/2005 @117.00.	656
-	(h)	Call Option on Federal Fund 30 Day, expiring 09/23/2005 @119.00.	219
20,900		Call Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/2005 @100.28.	142
125,960		Call Option on Interest Rate Swap, expiring 06/23/06. If exercised the Fund receives 4.08% and pays floating 3 month LIBOR expiring 06/27/07, European Style.	243
5,175		Call Option on Interest Rate Swap, expiring 07/14/08. If exercised the Fund receives 4.87% and pays floating 3 month LIBOR expiring 07/16/18, European Style.	269
3,900		Call Option on Interest Rate Swap, expiring 07/21/08. If exercised the Fund receives 4.91% and pays floating 3 month LIBOR expiring 07/23/18, European Style.	208
6,850		Call Option on Interest Rate Swap, expiring 07/30/07. If exercised the Fund receives 4.83% and pays floating 3 month LIBOR expiring 08/01/17, European Style.	325

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE
		Call Options Purchased - Continued
7,800		Call Option on Interest Rate Swap, expiring 07/30/07. If exercised the Fund receives 4.82% and pays floating 3 month LIBOR expiring 08/01/17, European Style.	$365
6,950		Call Option on Interest Rate Swap, expiring 08/01/07. If exercised the Fund receives 4.93% and pays floating 3 month LIBOR expiring 08/03/17, European Style.	360
7,900		Call Option on Interest Rate Swap, expiring 08/02/07. If exercised the Fund receives 4.93% and pays floating 3 month LIBOR expiring 08/06/17, European Style.	408
19,750		Call Option on Interest Rate Swap, expiring 08/03/07. If exercised the Fund receives 4.93% and pays floating 3 month LIBOR expiring 08/07/17, European Style.	1,015
6,900		Call Option on Interest Rate Swap, expiring 08/06/07. If exercised the Fund receives 4.92% and pays floating 3 month LIBOR expiring 08/08/17, European Style.	353
39,300		Call Option on Interest Rate Swap, expiring 08/06/07. If exercised the Fund receives 4.99% and pays floating 3 month LIBOR expiring 08/08/17, European Style.	2,140
-	(h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @110.00.	694
-	(h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 09/23/2005 @113.00.	12
-	(h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 10/21/2005 @113.00.	32
-	(h)	Call Option on U.S. 5 Year Treasury Note Future, expiring 11/22/2005 @108.50.	172
		Total Call Options Purchased	7,682
		(Cost $5,543)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 29

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
		Put Options Purchased - 0.6%
-	(h)	Put Option on Federal Fund 30 day, expiring 09/23/2005 @117.00.	$29
16,300		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @97.91, European Style.	14
40,000		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 09/07/2005 @98.95, European Style.	36
44,500		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 09/07/2005 @99.00, European Style.	47
16,300		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @97.58, European Style.	9
11,600		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @98.28, European Style.	16
38,600		Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 11/07/2005 @98.45, European Style.	151
5,175		Put Option on Interest Rate Swap, expiring on 07/14/08. If exercised the Fund pays 4.87% and receives 3 month LIBOR, expiring 07/16/18, European Style.	189
3,900		Put Option on Interest Rate Swap, expiring on 07/21/08. If exercised the Fund pays 4.91% and receives 3 month LIBOR, expiring 07/23/18, European Style.	139
6,850		Put Option on Interest Rate Swap, expiring on 07/30/07. If exercised the Fund pays 4.83% and receives 3 month LIBOR, expiring 08/01/17, European Style.	203
7,800		Put Option on Interest Rate Swap, expiring on 07/30/07. If exercised the Fund pays 4.82% and receives 3 month LIBOR, expiring 08/01/17, European Style.	233

NUMBER OF CONTRACTS		SECURITY DESCRIPTION	VALUE
		Put Options Purchased - Continued
6,950		Put Option on Interest Rate Swap, expiring on 08/01/07. If exercised the Fund pays 4.93% and receives 3 month LIBOR, expiring 08/03/17, European Style.	$186
7,900		Put Option on Interest Rate Swap, expiring on 08/02/07. If exercised the Fund pays 4.93% and receives 3 month LIBOR, expiring 08/06/17, European Style.	211
19,750		Put Option on Interest Rate Swap, expiring on 08/03/07. If exercised the Fund pays 4.93% and receives 3 month LIBOR, expiring 08/07/17, European Style.	531
6,900		Put Option on Interest Rate Swap, expiring on 08/06/07. If exercised the Fund pays 4.92% and receives 3 month LIBOR, expiring 08/08/17, European Style.	189
39,300		Put Option on Interest Rate Swap, expiring on 08/06/07. If exercised the Fund pays 4.99% and receives 3 month LIBOR, expiring 08/08/17, European Style.	988
31,400		Put Option on Interest Rate Swap, expiring on 09/07/05. If exercised the Fund pays 4.21% and receives 3 month LIBOR, expiring 09/09/10, European Style.	141
-	(h)	Put Option on U.S. 10 Year Treasury Note, expiring 10/21/2005 @108.00.	3
-	(h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 09/23/2005 @109.00.	4
-	(h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 09/23/2005 @110.00.	3
-	(h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @108.00.	8
-	(h)	Put Option on U.S. 5 Year Treasury Note Future, expiring 11/22/2005 @108.50.	206

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 30

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Put Options Purchased - Continued
- (h)	Put Option on U.S. 5 Year Treasury Note Future, expiring 10/31/2005 @96.19.	$1
	Total Put Options Purchased	3,537
	(Cost $5,567)
	Total Options Purchased (Cost $11,110)	11,219
	Total Long-Term Investments	884,307
	(Cost $879,115)
SHARES
Short-Term Investments - 7.0%
	Investment Companies - 7.0%
42,109	JPMorgan Prime Money Market Fund (b) (m)	42,109

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	U.S. Treasury Securities - 0.0% (g)
$137	U.S. Treasury Bills (n) 3.19%, 10/13/05	$136
	Total Short-Term Investments	42,245
	(Cost $42,246)
	Total Investments - 155.1% (Cost $921,361)	$926,552
	Liabilities in Excess of Other Assets - (55.1)%	(329,253)
	NET ASSETS - 100.0%	$597,299

Percentages indicated are based on net assets.

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
51	30 Day Federal Fund	September, 2005	$20,486	$5
283	2 Year U.S. Treasury Notes	December, 2005	58,608	206
390	5 Year U.S. Treasury Notes	December, 2005	42,266	314
670	10 Year U.S. Treasury Notes	December, 2005	75,092	628
96	U.S. Treasury Bonds	December, 2005	11,331	122
145	Eurodollars	December, 2006	34,728	79
	Short Futures Outstanding
(186)	EURO-BUND	September, 2005	(23,055)	(280)
(1)	2 Year U.S. Treasury Notes	December, 2005	(207)	(1)
(205)	5 Year U.S. Treasury Notes	December, 2005	(22,217)	(172)
(401)	10 Year U.S. Treasury Notes	December, 2005	(44,943)	(503)
(120)	U.S. Treasury Bonds	December, 2005	(14,164)	(168)
(145)	Eurodollars	December, 2007	(34,708)	(71)
				$159

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 31

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	NET UNREALIZED DEPRECIATION (USD)
8,314	EUR9/15/2005	$10,061	$10,263	$(202)

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$(71,500)	Federal National Mortgage Association, 5.10%, 09/25/35 TBA	$(71,008)
(27,100)	Federal National Mortgage Association, 5.50%, 08/25/35 TBA	(27,385)
(115,125)	Federal National Mortgage Association, 5.50%, 09/25/35 TBA	(116,277)

Total Short Positions	$(214,670)
(Proceeds Received $213,107)

Options Written

UNITS	CALL OPTIONS WRITTEN	VALUE
- (h)	Call Option on Euro, expiring 09/16/2005 @96.	$(74)
(41,800)	Call Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/2005 @100.71, European Style.	(157)
(15,400)	Call Option on Interest Rate Swap, expiring 11/08/05. If exercised the Fund receives 4.80% and pays floating 3 month LIBOR expiring 11/10/15, European Style.	(451)
(26,175)	Call Option on Interest Rate Swap, expiring 01/31/06. If exercised the Fund receives 4.80% and pays floating 3 month LIBOR expiring 02/02/16, European Style.	(862)
(24,900)	Call Option on Interest Rate Swap, expiring 06/23/06. If exercised the Fund receives 4.25% and pays floating 3 month LIBOR expiring 06/2711, European Style.	(305)
(8,600)	Call Option on Interest Rate Swap, expiring 08/11/15. If exercised the Fund receives 5.29% and pays floating 3 month LIBOR expiring 08/13/25, European Style.	(396)
(8,650)	Call Option on Interest Rate Swap, expiring 08/17/15. If exercised the Fund receives 5.12% and pays floating 3 month LIBOR expiring 08/19/25, European Style.	(437)
(30,850)	Call Option on Interest Rate Swap, expiring 08/05/15. If exercised the Fund receives 5.33% and pays floating 3 month LIBOR expiring 08/07/25, European Style.	(1,730)
- (h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 09/30/2005 @113.	(13)
- (h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 10/21/2005 @111.	(108)
- (h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @113.	(204)
- (h)	Call Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @111.	(122)
- (h)	Call Option on U.S. Long Bond Future, expiring 09/23/2005 @118.	(795)
- (h)	Call Option on U.S. Long Bond Future, expiring 11/22/2005 @118.	(178)
		$(5,832)
	PUT OPTIONS WRITTEN
- (h)	Put Option on Fed Fund 30 Day Note, 09/07/2005 @96.38.	$(1)
(80,000)	Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring, 09/07/2005 @97.98, European Style.	(1)
(107,000)	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring, 09/07/2005 @100.50, European Style.	(18)
(58,000)	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 09/07/2005 @101.00, European Style.	(93)
(23,200)	Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @97.51, European Style.	(13)
(32,600)	Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 10/06/2005 @96.83, European Style.	(8)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 32

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

UNITS	PUT OPTIONS WRITTEN	VALUE
(32,600)	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/2005 @96.56, European Style.	$(5)
(77,200)	Put Option on FNMA, 30 Year Fixed, 5.00%, TBA, expiring 11/07/2005 @97.50, European Style.	(139)
(15,400)	Put Option on Interest Rate Swap, expiring 11/08/05. If exercised the Fund pays 4.80% and receives floating 3 month LIBOR, expiring 11/10/15, European Style.	(47)
(26,175)	Put Option on Interest Rate Swap, expiring 01/31/06. If exercised the Fund pays 4.80% and receives floating 3 month LIBOR, expiring 02/02/16, European Style.	(238)
(8,600)	Put Option on Interest Rate Swap, expiring 08/11/15. If exercised the Fund pays 5.29% and receives floating 3 month LIBOR, expiring 08/13/25, European Style.	(376)
(8,650)	Put Option on Interest Rate Swap, expiring 08/17/15. If exercised the Fund pays 5.12% and receives floating 3 month LIBOR, expiring 08/19/25, European Style.	(377)
(30,850)	Put Option on Interest Rate Swap, expiring 08/05/15. If exercised the Fund pays 5.33% and receives floating 3 month LIBOR, expiring 08/07/25, European Style.	(1,190)
- (h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 10/31/2005 @108.	(2)
- (h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 11/22/2005 @110.	(15)
- (h)	Put Option on U.S. 10 Year Treasury Note Future, expiring 09/23/2005 @110.	(27)
- (h)	Put Option on U.S. Long Bond Future, expiring 09/23/2005 @116.	(30)
- (h)	Put Option on U.S. Long Bond Future, expiring 09/23/2005 @118.	(173)
		$(2,753)
	Total Options Written (Premiums received $8,532)	$(8,585)

Swap Contracts

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Deutsche Bank AG, New York on 30 year FNMA, 6.5%, TBA 09/05, price less 103.19, the Fund receives positive, pays negative.	09/07/05	$70,000	$55
Swap - price lock with Citibank, N.A. on 30 year FNMA, 6.5%, TBA 09/05, price less 103.00, the Fund receives positive, pays negative.	09/07/05	15,000	12
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year FNMA, 5.00%, 09/05, price less 99.47, the Fund receives positive, pays negative.	09/07/05	46,500	(94)
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year FHLMC Gold, 5.50%, 09/05, price less 100.22, the Fund receives positive, pays negative.	09/07/05	13,650	109
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year FNMA, 5.0%, 09/05, price less 98.77, the Fund receives positive, pays negative.	09/07/05	5,500	27
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year FNMA, 6.0%, 09/05, price less 102.11, the Fund receives positive, pays negative.	09/07/05	5,500	6
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 6.5%, 09/05, price less 103.20, the Fund receives positive, pays negative.	09/07/05	9,000	8

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 33

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.0%, 09/05, price less 98.88, the Fund receives positive, pays negative.	09/07/05	$14,000	$53
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 6.0%, 09/05, price less 102.16, the Fund receives positive, pays negative.	09/07/05	14,000	14
Swap - price lock with Lehman Brothers Special Financing on 30 yr FNMA, 5.00%, 09/05, price less 98, the Fund receives negative, pays positive.	09/07/05	32,585	(418)
Swap - price lock with Deutsche Bank AG, New York on U.S. Treasury Note, 4.12%, 07/12/10, price less 98.19, the Fund receives positive, pays negative.	09/08/05	5,850	98
Swap - price lock with Union Bank of Switzerland AG, London on 15 Year FNMA, 5.50%, 09/05, price less 101.45, the Fund receives positive, pays negative.	09/12/05	14,000	92
Swap - price lock with Deutsche Bank AG, New York on FHLMC, 4.50%, 01/15/14, price less 100.25, the Fund receives positive, pays negative.	09/14/05	10,495	133
Swap - price lock with Lehman Brothers Special Financing on FHLMC, 6.25%, 07/15/32, price less 120.1, the Fund receives positive, pays negative.	09/14/05	6,815	322
Swap - price lock with Citibank N.A. on U.S. Treasury Note, 4.00%, 03/15/10, price less 98.79, the Fund receives positive, pays negative.	09/20/05	17,300	305
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 5.5%, 10/05, price less 101.67, the Fund receives positive, pays negative.	10/06/05	29,000	100
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 6.5%, TBA 10/05, price less 98.09, the Fund receives negative, pays positive.	10/06/05	17,000	(165)
Swap - price lock with Union Bank of Switzerland AG, London on 30 year FNMA, 5.50%, TBA 10/05, price less 99.94, the Fund receives positive, pays negative.	10/06/05	50,100	361
Swap - price lock with Morgan Stanley Capital Services on 30 year FNMA, 5.5%, TBA 10/05, price less 100.21, the Fund receives negative, pays positive.	10/06/05	82,000	(407)
Swap - price lock with Union Bank of Switzerland AG, London on 30 year FNMA, 5.5%, TBA 10/05, price less 99.81, the Fund receives positive, pays negative.	10/06/05	62,000	557
Swap - price lock with Union Bank of Switzerland AG, London on 30 year FNMA, 5.0%, TBA 10/05, price less 99.41, the Fund receives positive, pays negative.	10/06/05	50,000	376
Swap - price lock with Citibank on 30 year FNMA, 5.5%, TBA 10/05, price less 99.29, the Fund receives negative, pays positive.	10/06/05	6,000	(22)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 34

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Deutsche Bank AG, New York on 30 year FNMA, 5.5%, TBA 10/05, price less 100.41, the Fund receives negative, pays positive.	10/08/05	$28,000	$(109)
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 5.0%, 10/05, price less 99.58, the Fund receives positive, pays negative.	10/11/05	90,000	872
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 5.5%, 10/05, price less 101.34, the Fund receives positive, pays negative.	10/11/05	20,000	134
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 5.5%, 10/05, price less 101.47, the Fund receives negative, pays positive.	10/11/05	45,000	(258)
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 4.5%, 10/05, price less 97.44, the Fund receives negative, pays positive.	10/11/05	12,000	(195)
Swap - price lock with Deutsche Bank AG, New York on 15 year FNMA, 4.5%, 10/05, price less 97.62, the Fund receives negative, pays positive.	10/11/05	45,000	(649)
Swap - price lock with Union Bank of Switzerland AG, London on 30 Year GNMA, 5.50%, 10/05, price less 101.22, the Fund receives positive, pays negative.	10/13/05	16,600	25
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 4.25%, 08/15, price less 99.90, the Fund receives positive, pays negative.	10/19/05	9,200	169
Swap - price lock with Citibank, N.A. on 30year FNMA, 4.5%, TBA 11/05, price less 95.73, the Fund receives negative, pays positive.	11/07/05	21,000	(220)
Swap - price lock with Citibank, N.A. on 30 year FNMA, 5.5%, TBA 09/05, price less 100.11, the Fund receives positive, pays negative.	11/07/05	36,000	206
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.25% semi-annually and pays 3 month LIBOR.	12/21/05	196,000	17
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.31% semi-annually and pays 3 month LIBOR.	03/13/06	157,000	82
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 3.42% quarterly and pays 3 month LIBOR.	03/15/06	347,000	(521)
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of Brazilian Government International Bond 12.25%, 03/06/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/06	9,750	(72)
Swap - Interest Rate with Merril Lynch Capital Services, the Fund pays 4.57% semi-annually and receives 3 month LIBOR.	06/21/06	250,000	(48)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 35

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.31% semi-annually and pays 3 month LIBOR.	06/21/06	$157,000	$115
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund pays 3.96% quarterly and receives 3 month LIBOR.	03/21/07	347,000	197
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 117.5 (235 per annum) BPS times notional amount of Brazilian Government International Bond 12.25%, 03/06/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/07	9,750	251
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 61.5 (123 per annum) BPS times notional amount of Columbia Government International Bond 10.38%, 01/28/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/07	30,400	(224)
Swap - Interest Rate with Deutsche Bank AG, New York, the Fund receives 4.28% semi-annually and pays 3 month LIBOR.	07/26/07	25,840	65
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund receives 4.36% semi-annually and pays 3 month LIBOR.	08/01/07	25,650	97
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund receives 4.39% semi-annually and pays 3 month LIBOR.	08/05/07	25,370	54
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.49% semi-annually and receives 3 month LIBOR.	08/12/07	25,940	100
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.45% semi-annually and pays 3 month LIBOR.	08/15/07	25,770	79
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 4.41% semi-annually and pays 3 month LIBOR.	08/16/07	25,770	113
Swap - Interest Rate with Barclays, the Fund receives 4.35% semi-annually and pays 3 month LIBOR.	08/26/07	26,140	82
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 61.5 (123 per annum) BPS times notional amount of Russian Federation, 5.0% 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	02/20/10	30,000	(606)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 63 (126 per annum) BPS times notional amount of Aries Vermoegensverwaltungs, 9.0%, 10/25/14. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	02/20/10	30,000	694
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 57.5 (115 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	03/20/10	38,000	(374)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 36

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 95 (190 per annum) BPS times notional amount of Gazpru 8.62%, 04/28/34. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	03/20/10	$38,000	$463
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 54 (108 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	10,000	(185)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 59.5 (119 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	10,000	231
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 70 (140 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	9,000	281
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 56 (112 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	9,000	(188)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 50 (100 per annum) BPS times notional amount of Mexico Government International Bond, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	05/20/10	15,000	222
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 58.25 (116.5 per annum) BPS times notional amount of Pemex, 9.50% 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	05/20/10	15,000	(204)
Credit default contract with Goldman Sachs Credit Management, Fund pays quarterly payment of 22.5 (90 per annum) BPS times notional amount of Dow Jones CDX NA IG HVOL. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	4,100	(11)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 163 (326 per annum) BPS times notional amount of Brazilian Government International Bond 12.25%, 03/06/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	19,000	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 37

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 50 (100 per annum) BPS times notional amount of Mexico Government International Bond, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	$11,000	$178
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Pemex. 9.50% 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	11,000	(181)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 52.5 (105 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	8,000	141
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 53 (106 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	8,000	(122)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 52 (104 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	10,000	144
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 5.25 (105 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	10,000	(148)
Credit default contract with Bank of America, Fund pays Quarterly of 19.75 (79 per annum) BPS times notional amount of The Kroger Co., 5.0%, 02/01/13. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	8,050	(96)
Credit default contract with Goldman Sachs Credit Management, Fund receives semi-annual payment of 34.75 (139 per annum) BPS times notional amount of Delhaize America, 8.32%, 04/15/11. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	5,600	73
Swap - Interest Rate with Deutsche Bank AG, New York, the Fund pays 4.46% semi-annually and receives 3 month LIBOR.	07/12/10	5,850	(52)
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 48 (96 per annum) BPS times notional amount of Mexico Government International Bond 7.5%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	6,000	(60)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 38

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 50.5 (101 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	$6,000	$75
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 95 (190 per annum) BPS times notional amount of Government of Ukraine 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	11,000	98
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	11,000	(59)
Swap - Interest Rate with Deutsche Bank AG, New York, the Fund pays 4.47% semi-annually and receives 3 month LIBOR.	07/26/10	11,050	(97)
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund pays 4.53% semi-annually and receives 3 month LIBOR.	08/01/10	11,000	(124)
Swap - Interest Rate with Credit Suisse First Boston Inc., the Fund pays 4.53% semi-annually and receives 3 month LIBOR.	08/01/10	8,830	(103)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.60% semi-annually and receives 3 month LIBOR.	08/04/10	22,075	(324)
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund pays 4.57% semi-annually and receives 3 month LIBOR.	08/05/10	10,990	(72)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.19% semi-annually and receives 3 month LIBOR.	08/08/10	14,385	61
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.67% semi-annually and receives 3 month LIBOR.	08/12/10	11,140	(192)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.61% semi-annually and receives 3 month LIBOR.	08/16/10	11,050	(159)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.54% semi-annually and receives 3 month LIBOR.	08/16/10	11,050	(129)
Swap - Interest Rate with Merrill Lynch Capital Services, the Fund receives 4.58% semi-annually and pays 3 month LIBOR.	08/16/10	8,885	(114)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 85 (170 per annum) BPS times notional amount of Government of Ukraine 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	8,500	(20)
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 37.5 (75 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	8,500	19

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 39

JPMorgan Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.0%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	$7,250	$(48)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 92 (184 per annum) BPS times notional amount of Government of Ukraine 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	7,250	34
Swap - Interest Rate with Barclays, the Fund pays 4.46% semi-annually and receives 3 month LIBOR.	08/26/10	11,180	(87)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.31% quarterly and receives 3 month LIBOR.	09/02/10	22,380	-
Swap - rate lock with Lehman Brothers Special Financing on 5 Year Forward Contract, rate less 4.50%, the Fund pays positive, receives negative.	09/09/10	15,700	147
Swap - rate lock with Lehman Brothers Special Financing on 5 Year Forward Contract, rate less 4.50%, the Fund pays positive, receives negative.	09/09/10	15,700	147
Credit default contract with Bank of America, Fund pays quarterly payment of 8 (32 per annum) BPS times notional amount of Cambell Soup Co. 4.88%, 10/01/13. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	3,750	(2)
Credit default contract with Bank of America, Fund pays quarterly payment of 8 (32 per annum) BPS times notional amount of Walt Disney Co., 6.38%, 03/01/12. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	3,150	-
Credit default contract with Goldman Sachs Credit Management, Fund pays quarterly payment of 10.12 (40.5 per annum) BPS times notional amount of Capital One Financial 7.13%, 08/01/08. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	3,800	(4)
Credit default contract with Lehman Brothers Special Financing, Fund pays quarterly payment of 11.75 (47 per annum) BPS times notional amount of Gannett Co., 6.37%, 04/01/12. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	6,400	(11)
Credit default contract with Merrill Lynch Capital Services, Fund receives Quarterly of 15.75 (63 per annum) BPS times notional amount of Enterprise Products, 6.38%, 02/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	09/20/10	3,150	11

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 40

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Merrill Lynch Capital Services, Fund pays Quarterly of 9.75 (39 per annum) BPS times notional amount of Anadarko Petroleum., 6.13%, 03/15/12. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	09/20/10	$3,150	$(5)
Swap - Interest Rate with Credit Suisse First Boston, Inc., the Fund pays 4.93% semi-annually and receives 3 month LIBOR.	08/03/17	521	(13)
Swap - Interest Rate with Goldman Sachs Credit Management, the Fund pays 4.93% semi-annually and receives 3 month LIBOR.	08/07/17	1,975	(48)
Swap - Interest Rate with Goldman Sachs Credit Management, the Fund pays 4.99% semi-annually and receives 3 month LIBOR.	08/08/17	2,350	(69)
Swap - Interest Rate with Goldman Sachs Credit Management, the Fund receives 5.33% semi-annually and pays 3 month LIBOR.	08/07/25	6,787	119
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 5.12% semi-annually and pays 3 month LIBOR.	08/19/25	1,900	13
Swap - Interest Rate with Citibank, N.A., the Fund receives 5.29% semi-annually and pays 3 month LIBOR.	08/13/25	1,900	26
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 5.14% semi-annually and receives 3 month LIBOR.	07/15/32	7,365	(517)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 5.02% semi-annually and pays 3 month LIBOR.	08/04/35	6,250	324
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.72% quarterly and receives 3 month LIBOR.	09/02/35	6,300	-

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 41

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Long-Term Investments - 96.4%
		Corporate Bonds - 13.5%
		Brazil - 2.2%
BRL	1,730	Citibank N.A. 15.00%, 07/02/10 (e)	$744
		Germany - 10.4%
	$2,500	Aries Vermoegensverwaltungs GmbH 9.60%, 10/25/2014 (e)	3,278
	295	Deutsche Bank AG for Gazstream S.A. 5.63%, 07/22/13 (e)	295
			3,573
		Luxembourg - 0.3%
	100	Gaz Capital S.A. 8.62%, 04/28/34 (e)	127
		Ukraine - 0.6%
	195	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine 7.75%, 09/23/09	203
		Total Corporate Bonds (Cost $4,415)	4,647
		Foreign Government Securities - 82.5% Argentina - 12.0%
		Republic of Argentina
ARS	4,638	5.82%, 12/31/33 (m)	1,896
	$2,875	FRN, 4.00%, 08/03/12 (m)	2,228
			4,124
		Brazil - 12.4%
	300	Banco Nacional de Desenvolvimento Economico e Social Regulation S, VAR, 5.83%, 06/16/08	300
		Federal Republic of Brazil
	2,607	11.00%, 08/17/40	3,106
	144	12.25%, 03/06/30	190
	260	12.75%, 01/15/20	351
	354	FRN, 4.31%, 04/15/12	341
			4,288
		Colombia - 2.0%
		Government of Colombia
	241	9.75%, 04/09/11	272
COP	865,000	11.75%, 03/01/10	409
			681

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		Dominican Republic - 1.3%
		Dominican Republic
	$357	9.04%, 01/23/18 (e)	$387
	44	9.50%, 09/27/11	49
			436
		El Salvador - 0.8%
		Republic of El Salvador
	120	7.63%, 09/21/34 (e)	134
	135	8.25%, 04/10/32 (e) (m)	147
			281
		Indonesia - 0.7%
	230	Republic of Indonesia 7.25%, 04/20/15 (e)	227
		Mexico - 6.2%
		United Mexican States
	175	5.87%, 01/15/14	183
MXN	9,000	8.00%, 12/19/13 (m)	790
	$435	8.30%, 08/15/31	551
MXN	6,000	10.00%, 12/05/24 (m)	599
			2,123
		Panama - 2.2%
		Republic of Panama
	$280	7.25%, 03/15/15	304
	220	8.13%, 04/28/34	248
	25	8.88%, 09/30/27	30
	155	9.37%, 04/01/29	196
			778
		Peru - 5.3%
		Government of Peru
	521	VAR, 5.00%, 03/07/17	505
	385	7.35%, 07/21/25	399
	129	8.38%, 05/03/16	149
	645	8.75%, 11/21/33	761
			1,814
		Phillippines - 2.0%
		Government of Philippines
	230	9.88%, 01/15/19	251
	380	10.63%, 03/16/25	431
			682

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 42

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Russia - 11.4%
	Russian Federation
$1,075	8.25%, 03/31/10	$1,166
1,495	Regulation S, 12.75%, 06/24/28	2,790
		3,956
	Turkey - 4.4%
	Republic of Turkey
595	7.38%, 02/05/25	580
660	11.88%, 01/15/30	939
		1,519
	Ukraine - 5.6%
	Government of Ukraine
325	6.88%, 03/04/11 (e)	345
620	7.65%, 06/11/13 (e) (m)	682
155	6.88%, 03/04/11	164
685	7.65%, 06/11/13	754
		1,945
	Uruguay - 2.1%
	Republic of Uruguay
240	9.25%, 05/17/17	263
UYU 20,500	17.75%, 02/04/06	453
		716
	Venezuela - 14.1%
	Government of Venezuela
$500	6.75%, 03/31/20	501
85	7.00%, 02/01/18	78

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Venezuela - Continued
$185	7.65%, 04/21/25	$172
1,580	9.25%, 09/15/27	1,714
1,616	10.75%, 09/19/13	1,925
320	13.63%, 08/15/18	442
1	VAR, 0.00%, 04/15/20	30
		4,862
	Total Foreign Government Securities (Cost $26,256)	28,432
	U. S. Treasury Obligations - 0.4%
135	U.S. Treasury Notes 6.87%, 05/15/06 (m) (k) (Cost $140)	138
	Total Long-Term Investments (Cost $30,811)	33,217
SHARES
Short-Term Investment - 1.9%
	Investment Company - 1.9%
654	JPMorgan Prime Money Market Fund (b) (m) (Cost $654)	654
	Total Investments - 98.3%	$33,871
	(Cost $31,465)
	Other Assets in Excess of
	Liabilities - 1.7%	577
	NET ASSETS - 100.0%	$34,448

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED (DEPRECIATION) (USD)
	Short Futures Outstanding
(6)	U.S. Treasury Bonds	12/20/05	$(708)	$(3)
(41)	10 Year U.S. Treasury Notes	12/31/05	(4,595)	(53)
				$(56)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 43

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	NET UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
621	ARS9/2/05	$212	$213	$(1)
1,972	ARS9/6/05	678	677	1
		$890	$890	$-

Swap Contracts

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of Government of Brazil, 12.25%, 03/06/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/06	$300	$(2)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 117.5 (235 per annum) BPS times notional amount of Government of Brazil, 12.25%, 03/06/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/07	300	8
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 61.5 (123 per annum) BPS times notional amount of Government of Columbia, 10.38%, 01/28/33. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/07	1,000	(7)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 112 (224 per annum) BPS times notional amount of Gazprom, 8.63%, 04/28/34. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	03/20/10	1,000	44
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 66 (132 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	03/20/10	1,000	(30)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 74.5 (149 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	1,300	49
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 63.5 (127 per annum) BPS times notional amount of Pemex, 9.50%, 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	1,300	(26)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 44

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 75 (150 per annum) BPS times notional amount of Aries, 7.75%, 10/25/09. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	$1,000	$39
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 75 (150 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	1,000	(38)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 52.5 (105 per annum) BPS times notional amount of United Mexican States, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	1,000	16
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Pemex, 9.50%, 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	1,000	(17)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 163 (326 per annum) BPS times notional amount of Government of Brazil, 12.25%, 03/06/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	600	- (h)
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 48 (96 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	2,000	(20)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 50.5 (101 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	2,000	21
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 95 (190 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	500	4
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/01/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	500	(3)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 45

JPMorgan Emerging Markets Debt Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, New York, Fund receives semi-annual payment of 38.5 (77 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	$70	$-	(h)
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 40.5 (81 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	70	-	(h)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 85 (170 per annum) BPS times notional amount of Government of Ukraine 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	750	(2)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 37.5 (75 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/01/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	750	2
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	300	(2)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 92 (184 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	300	1

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 46

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 115.0%
	Preferred Stocks - 1.0%
	Diversified Financial Services - 1.0%
- (h)	Lehman CR-ANB Amro, Zero Coupon (a)	$900
1	Zurich RegCaps Funding Trust, VAR, 4.32% (e)	686
	Total Preferred Stocks (Cost $1,576)	1,586
PRINCIPAL AMOUNT
	Asset Backed Securities - 32.4%
$1,299	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 4.07%, 02/15/12 (e) (m)	1,303
	Ameriquest Mortgage Securities, Inc.
550	Series 2004-R11, Class M1, FRN, 4.30%, 11/25/34 (m)	553
500	Series 2005-R2, Class M2, FRN, 4.12%, 04/25/35 (m)	500
400	Asset Backed Funding Certificates Series 2005-HE1, Class M2, FRN, 4.08%, 02/25/35 (m)	401
350	Bear Stearns Asset Backed Securities, Inc. Series 2005-HE3, Class M1, FRN, 4.07%, 03/25/35 (m)	350
1,600	Capital One Master Trust Series 2000-4, Class C, FRN, 4.37%, 08/15/08 (m)	1,601
	Capital One Multi-Asset Execution Trust
1,650	Series 2003-A, FRN, 4.82%, 12/15/10, (m)	1,691
1,700	Series 2003-B1, Class B1, FRN, 4.74%, 02/17/09 (m)	1,709
602	CARSS Finance LP (Cayman Islands) Series 2004-A, Class B1, FRN, 3.85%, 01/15/11 (e) (m)	602
	Centex Home Equity
746	Series 2004-A, Class AV2, FRN, 3.89%, 06/25/34 (m)	747
590	Series 2004-B, Class AV1, FRN, 3.84%, 03/25/34 (m)	590
355	Series 2004-C, Class AV2, FRN, 3.92%, 01/25/34 (m)	355

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
	Citibank Credit Card Issuance Trust
$1,400	Series 2000-C1, Class C1, 7.45%, 09/15/07 (m)	$1,402
2,050	Series 2003-C2, Class C2, FRN, 4.43%, 03/20/08 (m)	2,058
2,900	Series 2004-B1, Class B1, FRN, 3.83%, 05/20/11 (m)	2,906
	Citifinancial Mortgage Securities, Inc.
26	Series 2003-3, Class AV1, FRN, 3.93%, 08/25/33 (m)	26
1,373	Series 2003-HE3, Class A, FRN, 4.02%, 12/25/33 (m)	1,377
	Citigroup Mortgage Loan Trust, Inc.
1,250	Series 2005-OPT1, Class A1B, FRN, 3.85%, 02/25/35 (m)	1,251
1,050	Series 2005-OPT4, Class M2, FRN, 3.85%, 07/25/35 (e)	1,050
2,000	CNH Equipment Trust Series 2004-A, Class A3A, FRN, 3.64%, 10/15/08 (m)	2,001
	Countrywide Asset-Backed Certificates
488	Series 2004-6, Class 2A4, FRN, 4.09%, 11/25/34 (m)	490
300	Series 2005-4, Class MV4, FRN, 4.28%, 05/25/35 (m)	301
200	Series 2005-BC1, Class M1, FRN, 4.05%, 03/25/35 (m)	200
200	Series 2005-BC1, Class M2, FRN, 4.08%, 05/25/35 (m)	200
	Countrywide Home Equity Loan Trust
2,000	Series 2003-C, Class A, FRN, 3.84%, 05/15/29 (m)	2,002
900	Series 2004-BC1, Class M1, FRN, 4.14%, 02/25/34 (m)	900
176	EQCC Home Equity Loan Trust Series 2002-1, Class 2A, FRN, 3.94%, 11/25/31 (m)	177
1,359	Fifth Third Home Equity Loan Trust Series 2003-1, Class A, FRN, 3.86%, 09/20/23 (m)	1,359

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 47

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Asset Backed Securities - Continued
$1,346	Fleet Home Equity Trust Series 2003-1, Class A, FRN, 3.86%, 01/20/33 (m)	$1,347
700	Ford Credit Floorplan Master Owner Trust Series 2005-1A, Class A, FRN, 3.72%, 05/15/10 (m)	700
	GE Corporate Aircraft Financing LLC
380	Series 2003-1A, Class A1, FRN, 3.81%, 06/25/10 (e) (m)	380
2,077	Series 2004-1A, Class A1, FRN, 3.73%, 08/25/11 (e) (m)	2,076
	GMAC Mortgage Corp. Loan Trust
3,400	Series 2004-HE1, Class A1, FRN, 3.72%, 01/20/34 (m)	3,400
950	Series 2004-HE4, Class A2, FRN, 3.83%, 03/25/35 (m)	952
237	Greenpoint Home Equity Loan Trust Series 2003-1, Class A, FRN, 3.84%, 04/15/29 (m)	237
286	HFC Home Equity Loan Asset Backed Certificates Series 2002-2, Class A, FRN, 3.91%, 04/20/32 (m)	286
200	Household Automotive Trust Series 2002-3, Class A4B, FRN, 3.92%, 05/18/09 (m)	200
	Household Mortgage Loan Trust
737	Series 2003-HC1, Class A, FRN, 3.96%, 02/20/33	738
264	Series 2004-HC1, Class A, FRN, 3.96%, 01/20/34	264
1,255	Lehman XS Trust Series 2005-2, Class 1A1, FRN, 3.92%, 08/25/35	1,255
	Long Beach Mortgage Loan Trust
2,050	Series 2003-4, Class M1, FRN, 4.32%, 08/25/33	2,061
450	Series 2005-1, Class 2A2, 3.89%, 02/25/35	451
400	Series 2005-2, Class M4, FRN, 4.26%, 04/25/35	400
1,204	Metris Master Trust Series 2004-1, Class A, FRN, 3.89%, 04/20/11	1,207

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
	Morgan Stanley ABS Capital I
$150	Series 2005-HE2, Class M3, FRN, 4.12%, 01/25/35	$150
100	Series 2005-HE2, Class M4, FRN, 4.27%, 01/25/35	100
550	New Century Home Equity Loan Trust Series 2004-3, Class M1, FRN, 4.26%, 11/25/34	553
	Option One Mortgage Loan Trust
228	Series 2002-1, Class A, FRN, 3.93%, 02/25/32	228
656	Series 2003-1, Class A2, FRN, 4.06%, 02/25/33	658
2,300	Series 2005-1, Class A3, FRN, 3.88%, 02/25/35	2,304
300	Series 2005-2, Class M1, FRN, 4.08%, 05/25/35	301
39	Option One Woodbridge Loan Trust Series 2002-2, Class A, FRN, 3.91%, 06/25/32	39
550	Park Place Securities, Inc. Series 2004-WHQ2, Class M2, FRN, 4.27%, 02/25/35	551
161	Residential Asset Securities Corp. Series 2003-KS11, Class A11B, FRN, 3.94%, 01/25/34	162
598	Residential Funding Mortgage Securities II Series 2003-HS4, Class A1B, FRN, 3.90%, 01/29/29	599
500	Securitized Asset Backed Receivables LLC Trust Series 2005-OP1, Class M2, FRN, 4.09%, 01/25/35	500
1,689	Wachovia Asset Securitization, Inc. Series 2004-HE1, Class A, FRN, 3.31%, 06/25/34 (e)	1,691
1,000	William Street Funding Corp. Series 2005-1, Class A, FRN, 3.43%, 01/23/11 (e)	1,000
	Total Asset Backed Securities (Cost $52,918)	52,892

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 48

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Collateralized Mortgage Obligations - 24.7% Agency CMO - 5.0%
	Federal Home Loan Mortgage Corp.
$2,782	Series 2638, Class KI, IO, 5.00%, 11/15/27 (m)	$355
3,530	Series 2645, Class SB, FRN, IO, 3.53%, 07/15/27 (m)	256
1,556	Series 2827, Class AS, FRN, IO, 3.53%, 06/15/22 (m)	98
68	Series 2836, Class HZ, 4.00%, 08/15/19 (m)	68
2,402	Series 2928, Class IN, IO, 5.00%, 10/15/24	256
1,961	Series 2975, Class IO, IO, 5.50%, 06/15/26 (m)	211
	Federal Home Loan Mortgage Corp. STRIPS
4,069	Series 227, IO, 5.00%, 12/01/34 (m)	870
10,807	Series 232, IO, 5.00%, 08/01/35 (m)	2,317
	Federal National Mortgage Association
5,000	Series 2002-81, Class SJ, IO, FRN, 3.86%, 04/25/32 (m)	556
2,943	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	369
164	Class 2003-62, Class OB, 3.50%, 07/25/14 (m)	164
2,000	Series 2005-63, Class PK, IO, 5.50%, 10/25/24 (m)	225
	Federal National Mortgage Association Grantor Trust
415	Series 2002-36, Class FS, FRN, 4.14%, 06/25/32 (m)	418
618	Series 2002-36, Class FT, FRN, 4.14%, 06/25/32 (m)	623
96	Federal National Mortgage Association Interest STRIPS Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	21
1,381	Federal National Mortgage Association Whole Loan Series 2003-121, Class FC, FRN, 4.04%, 02/25/28 (m)	1,385
		8,192

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Non-Agency CMO - 19.7%
	Adjustable Rate Mortgage Trust
$1,903	Series 2004-5, Class 7A2, FRN, 4.02%, 04/25/35 (m)	$1,904
2,109	Series 2005-1, Class 5A2, FRN, 3.97%, 05/25/35 (m)	2,110
774	Series 2005-8, Class 7A2, FRN, 3.92%, 11/25/35 (m)	774
1,471	CalSTRS Trust Series 2002-C6, Class A1, FRN, 3.91%, 11/20/12 (e) (m)	1,475
850	Calwest Industrial Trust Series 2003-CALA, Series A, FRN, 3.84%, 06/15/15 (e) (m)	851
1,425	Countrywide Alternative Loan Trust Series 2005-9CB, Class 1A1, FRN, 4.14%, 05/25/35 (m)	1,416
170	Countrywide Home Loan Mortgage Pass Through Trust Series 2002-31, Class A3, 5.75%, 01/25/33 (m)	171
998	CR Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (m)	1,057
798	Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR5, Class 2A1A, FRN, 3.92%, 08/19/45 (m)	798
614	GS Mortgage Securities Corp. II Series 2003-FL6A, Class A1, FRN, 3.72%, 11/15/15 (e) (m)	614
2,220	GSMPS Mortgage Loan Trust Series 2005-RP1, Class 1AF, FRN, 3.99%, 01/25/35 (e) (m)	2,227
	Harborview Mortgage Loan Trust
790	Series 2005-3, Class 2A1A, FRN, 3.83%, 06/19/35 (m)	788
1,498	Series 2005-8, Class 1A2A, FRN, 3.92%, 09/19/35 (m)	1,497
	Indymac Index Mortgage Loan Trust
1,837	Series 2004-AR7, Class A1, FRN, 4.08%, 09/25/34	1,848
609	Series 2004-AR8, Class 2A1, FRN, 4.05%, 11/25/34	610

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 49

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency CMO - Continued
$1,450	LB-UBS Commercial Mortgage Trust Series 2003-C5, Class A2, 3.48%, 07/15/27	$1,421
2,986	Medallion Trust (Australia) Series 2004-1G, Class A1, FRN, 3.97%, 05/25/35	2,994
1,850	Mound Financing plc (United Kingdom) Series 3A, Class A1-1, FRN, 3.89%, 02/08/08 (e)	1,850
99	Residential Asset Securitization Trust Series 2002-A14J, Class A2, 5.15%, 01/25/33	99
790	RMAC plc (United Kingdom) Series 2004-NS1, Class A1B, FRN, 3.50%, 12/12/20 (e)	790
1,900	Structured Adjustable Rate Mortgage Loan Trust Series 2005-19XS, Class 1A1, FRN, 3.99%, 10/25/35	1,900
1,585	Structured Asset Securities Corp. Series 2005-5, Class 2A1, 5.50%, 04/25/35	1,589
1,063	Thornburg Mortgage Securities Trust Series 2003-2, Class A1, FRN, 3.98%, 04/25/43	1,062
2,324	Washington Mutual, Inc. Series 2005-AR9, Class A1A, FRN, 3.96%, 07/25/45	2,326
		32,171
	Total Collateralized Mortgage Obligations (Cost $40,385)	40,363
	Corporate Bonds - 40.2% Automobiles - 2.9%
2,200	DaimlerChrysler N.A. Holding Corp. Series D, FRN, 4.13%, 11/17/06 (m)	2,202
	Ford Motor Credit Co.
1,500	FRN, 4.39%, 3/21/07 (m)	1,480
600	6.88%, 2/1/2006 (m)	604
420	General Motors Acceptance Corp. 6.75%, 1/15/06 (m)	422
		4,708

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Capital Markets - 1.6%
$750	Lehman Brothers Holdings E-Capital Trust I FRN, 4.59%, 8/19/65 (e)	$752
	Morgan Stanley
600	FRN, 3.73%, 1/18/08	600
1,250	FRN, 3.88%, 11/9/07	1,251
		2,603
	Commercial Banks - 9.2%
3,300	Banco Santander Chile (Chile) FRN, 3.72%, 12/9/09 (e) (m)	3,312
4,600	Deutsche Bank AG FRN, 4.02%, 5/15/07 (m)	4,599
700	Hana Bank FRN, 4.28%, 9/29/06 (m)	704
1,300	ING Bank NV (Netherlands) FRN, 3.83%, 10/14/14	1,301
1,550	KeyCorp FRN, 3.85%, 7/23/07	1,553
	National Australia Bank Ltd. (Australia)
1,000	FRN, 3.75%, 6/23/14	1,000
1,600	FRN, 3.89%, 3/12/13	1,608
700	FRN, 4.21%, 8/29/13	702
300	Sovereign Bancorp, Inc. FRN, 4.15%, 3/1/09	300
		15,079
	Consumer Finance - 2.2%
500	Capital One Bank 6.88%, 2/1/06 (m)	505
3,100	HSBC Finance Corp FRN, 3.81%, 7/27/07 (m)	3,108
		3,613
	Diversified Financial Services - 9.7%
	Counts Trust
1,400	Series 2002-10, FRN, 4.57%, 8/15/07 (e) (i) (m)	1,410
1,400	Series 2002-11, FRN, 4.62%, 8/15/07 (e) (i) (m)	1,411
1,030	International Lease Finance Corp. 4.0%, 1/17/06 (m)	1,029

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 50

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Diversified Financial Services - Continued
$2,100	Links Finance LLC FRN, 3.75%, 9/15/08	$2,100
800	MBNA Europe Funding plc (United Kingdom) FRN, 3.86%, 9/7/2007 (e)	800
	RACERS
1,700	Series 2005-16, Class C, FRN, 3.50%, 9/20/07 (e) (i) (m)	1,693
2,000	Series 2005-8, Class MM, FRN, 3.52%, 5/9/06 (e) (i) (m)	1,997
1,400	Series 2005-7, Class C, FRN, 3.71%, 9/1/05 (e) (i) (m)	1,400
2,900	Sigma Finance Corp. FRN, 3.71%, 9/15/06 (m)	2,900
1,200	Twin Reefs Pass-Through Trust FRN, 4.57, 12/31/49 (e)	1,197
		15,937
	Diversified Telecommunication Services - 0.2%
350	SBC Communications, Inc. 5.75%, 5/2/06 (m)	354
	Electric Utilities - 1.8%
900	Appalachian Power Co. FRN, 3.81%, 6/29/07 (m)	903
500	Pepco Holdings, Inc. FRN, 4.00%, 6/1/10	500
650	Pinnacle West Energy Corp. FRN, 4.00%, 4/1/07 (e)	650
850	PSEG Funding Trust I 5.38%, 11/16/07	863
		2,916
	Food & Staples Retailing - 0.5%
750	Safeway, Inc. FRN, 4.16%, 11/1/05 (m)	750
	Food Products - 0.5%
800	Cadbury Schweppes Finance plc (United Kingdom) 5.75%, 4/19/06	807

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Gas Utility - 0.4%
$700	Texas Municipal Gas Corp. 2.60%, 7/1/07 (e)	$690
	Insurance - 3.9%
2,400	ASIF Global Financing FRN, 3.65%, 3/14/08 (e) (m)	2,406
1,950	Oil Insurance Ltd. (Bermuda) VAR, 3.86%, 4/8/09 (m)	1,951
400	Platinum Underwriters Holdings Ltd. (Bermuda) 6.37%, 11/16/07	406
1,550	Two-Rock Pass Through Trust (Bermuda) FRN, 4.72, 12/31/49 (e)	1,538
		6,301
	Pharmaceuticals - 0.7%
1,100	Merck & Co., Inc. VAR, 4.73%, 2/22/11 (e) (m)	1,101
	Property & Casualty Insurance - 0.8%
1,250	Chubb Corp. 4.93%, 11/16/07 (m)	1,264
	Real Estate - 2.5%
300	Duke Realty FRN, 3.7%, 12/22/06 (m)	300
1,000	iStar Financial, Inc. (REIT) FRN, 4.15%, 3/3/08	999
2,700	Westfield Capital Corp. Ltd. (Australia) FRN, 4.00%, 11/2/07 (e)	2,705
		4,004
	Road & Rail - 0.5%
851	CSX Corp. FRN, 4.01%, 8/3/06 (m)	853
	Telecommunication Services - 1.5%
	Bellsouth Corp.
1,900	FRN, 3.92%, 11/15/07 (m)	1,903
600	FRN, 4.26%, 4/26/21 (e) (m)	600
		2,503

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 51

JPMorgan Enhanced Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Thrifts & Mortgage Finance - 1.3%
$2,200	Countrywide Home Loans, Inc. FRN, Series 2002-31, Class-A3, 4.04%, 11/16/07 (m)	$2,206
	Total Corporate Bonds (Cost $65,658)	65,689
	Municipal Bonds - 0.7% Illinois - 0.6%
1,000	State of Illinois, Taxable, Pension GO 2.50%, 06/01/08	957
	North Carolina - 0.1%
200	Wake Forest University VAR, 3.09%, 7/1/17 (e)	200
	Total Municipal Bonds (Cost $1,199)	1,157
	U.S. Government Agency Securities - 15.7%
	Federal National Mortgage Association Pool
7,850	TBA, 5.10%, 09/25/35	7,796
17,630	TBA, 5.50%, 09/25/35	17,806
	Total U.S. Government Agency Securities (Cost $25,420)	25,602
	U.S. Treasury Obligations - 0.3%
260	U.S. Treasury Bills Zero Coupon 12/01/05 (k) (m)	258
204	U.S. Treasury Notes 1.66%, 01/15/15	203
	Total U.S. Treasury Obligations (Cost $456)	461
	Total Long Term Investments (Cost $187,612)	187,750

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments - 2.8%
	Investment Company - 2.8%
$4,603	JPMorgan Prime Money Market Fund (b) (m) (Cost $4,603)	$4,603
NUMBER OF CONTRACTS
	Call Options Purchased - 0.0% (g)
- (h)	Call Option on Federal Fund 30 Day, expiring 09/19/05 @ 696.25	1
5,100	Call Option on FNMA, 30 year fixed, 5.50%, TBA, expiring 10/06/05 @ 100.28, European Style	35
	Total Call Options Purchased (Cost $31)	36
	Put Options Purchased - 0.0% (g)
4,000	Put Option on FMNA, 30 Year Fixed, 5.50%, TBA expiring 10/06/05 @ 97.58, European Style (Cost $27)	2
	Total Investments - 117.8%	$192,391
	(Cost $192,273)
	Liabilities in Excess of Other Assets - (17.8)%	(29,047)
	NET ASSETS - 100.0%	$163,344

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 52

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
36	30 Day Federal Funds	September, 2005	$14,460	$(1)
17	U.S. Treasury Bonds	December, 2005	2,007	22
138	2 Year U.S. Treasury Notes	December, 2005	28,579	115
93	10 Year U.S. Treasury Notes	December, 2005	10,423	148
	Short Futures Outstanding
(168)	5 Year U.S. Treasury Notes	December, 2005	(18,207)	(142)
(18)	10 Year U.S. Treasury Notes	December, 2005	(2,017)	(23)
				$119

Options Written

UNITS	CALL OPTIONS WRITTEN	VALUE
(10,200)	Call option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @ 100.71, European Style	$(38)
	PUT OPTIONS WRITTEN
(8,000)	Put option on FNMA, 30 Year Fixed, 5.50%, 10/05 , TBA, expiring 10/06/05 @ 96.56, European Style	$(1)
	Totall Options Written	$(39)
	(Premiums received $48)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 53

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 97.3%
	Asset Backed Securities - 1.4%
	AmeriCredit Automobile Receivables Trust
$10	Series 2003-CF, Class A4, 3.48%, 05/06/10 (m)	$10
15	Series 2003-DM, Class A4, 2.84%, 08/06/10 (m)	15
10	Series 2004-DF, Class A3, 2.98%, 07/06/09 (m)	10
	Capital Auto Receivables Asset Trust
25	Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	24
10	Series 2003-2, Class A3B, FRN, 3.61%, 02/15/07 (m)	10
10	Capital One Auto Finance Trust Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	10
15	Citibank Credit Card Issuance Trust Series 2001-A6, Class A6, 5.65%, 06/16/08 (m)	15
	Countrywide Asset-Backed Certificates
10	Series 2003-5, Class AF3, 3.61%, 04/25/30 (m)	9
15	Series 2003-5, Class MF1, 5.41%, 01/25/34 (m)	15
75	Ford Credit Auto Owner Trust Series 2004-A, Class A4, 3.54%, 11/15/08 (m)	74
10	Long Beach Mortgage Loan Trust Series 2003-3, Class A, FRN, 3.96%, 07/25/33	10
10	M&I Auto Loan Trust Series 2003-1, Class A4, 2.97%, 04/20/09	10
	Onyx Acceptance Grantor Trust
15	Series 2003-C, Class A4, 2.66%, 05/17/10	15
10	Series 2003-D, Series A4, 3.20%, 03/15/10	10
6	Option One Mortgage Loan Trust Series 2003-5 Class A2, FRN, 3.96%, 08/25/33	6

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
$20	PSE&G Transition Funding LLC Series 2001-1, Class A6, 6.61%, 06/15/15	$23
	Residential Asset Securities Corp.
4	Series 2002-KS4, Class AIIB, FRN, 3.89%, 07/25/32	3
8	Series 2003-KS5, Class AIIB, FRN, 3.93%, 07/25/33	8
20	Triad Auto Receivables Owner Trust Series 2003-B, Class A4, 3.20%, 12/13/10	20
13	Wachovia Asset Securitization, Inc. Series 2002-HE2, Class A, FRN, 4.07%, 12/25/32	12
15	WFS Financial Owner Trust Series 2003-4, Class A4, 3.15%, 05/20/11	15
	Total Asset Backed Securities	324
	(Cost $328)
	Collateralized Mortgage Obligations - 3.0%
	Agency CMO - 0.8%
861	Federal National Mortgage Association Interest STRIPS Series 357, Class 2, TBA, IO, 5.00%, 02/01/35 (m)	185
	Non-Agency CMO - 2.2%
25	Bear Stearns Commercial Mortgage Securities Series 2004-PWR6, Class A4, 4.52%, 11/11/41 (m)	25
	CS First Boston Mortgage Securities Corp.
2,094	Series 1997-2, Class X, IO, VAR, 9.44%, 06/25/20 (e) (m)	11
150	Series 2001-CK1, Class A3, 6.38%, 12/16/35 (m)	162
1	DLJ Mortgage Acceptance Corp. Series 1997-D, Class CTFS, HB, VAR, 109.10%, 07/28/27 (e) (m)	1
	Greenwich Capital Commercial Funding Corp.
45	Series 2003-C1, Class A4, 4.11%, 07/05/35	44

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 54

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency CMO - Continued
$40	Series 2005-GG3, Class A4, VAR, 4.80%, 08/10/42	$41
40	Series 2005-GG3, Class AJ, VAR, 4.86%, 08/10/42	40
60	LB-UBS Commercial Mortgage Trust Series 2001-C2, Class A2, 6.65%, 11/15/27	66
29	MASTR Alternative Loans Trust Series 2004-13, Class 10A1, 8.00%, 01/25/35	30
20	Morgan Stanley Dean Witter Capital I Series 2003-HQ2, Class A2, 4.92%, 03/12/35	20
40	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class A4, VAR, 5.08%, 03/15/42	41
		481
	Total Collateralized Mortgage Obligations	666
	(Cost $842)
	Corporate Bonds - 29.9%
	Aerospace & Defense - 0.3%
15	General Dynamics Corp. 2.13%, 05/15/06 (m)	15
	L-3 Communications Corp.
10	5.88%, 01/15/15	10
40	6.38%, 10/15/15 (e)	40
		65
	Auto Components - 0.4%
35	Tenneco Automotive, Inc. 8.63%, 11/15/14	36
	TRW Automotive, Inc.
10	9.38%, 02/15/13	11
30	11.00%, 02/15/13	35
10	United Components, Inc. 9.38%, 06/15/13	10
		92
	Building Products - 0.1%
10	Jacuzzi Brands, Inc. 9.63%, 07/01/10	11

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Capital Markets - 0.3%
$40	Arch Western Finance LLC 6.75%, 07/01/13 (m)	$41
5	National Rural Utilities Cooperative Finance Corp. 6.50%, 03/01/07	5
15	Nell AF SARL (Luxembourg) 8.38%, 08/15/15 (e)	15
		61
	Chemicals - 1.1%
10	Albemarle Corp. 5.10%, 02/01/15 (m)	10
40	Chemtura Corp. 9.88%, 08/01/12 (m)	46
5	Dow Chemical Co. (The) 7.38%, 11/01/29 (m)	6
20	Huntsman International LLC 7.38%, 01/01/15 (e)	20
25	Huntsman LLC 11.50%, 07/15/12	29
15	ICI Wilmington, Inc. 5.63%, 12/01/13	16
10	Lyondell Chemical Co. 9.63%, 05/01/07	11
40	Nalco Co. 7.75%, 11/15/11	42
	PolyOne Corp.
10	8.88%, 05/01/12	10
25	10.63%, 05/15/10	27
	Terra Capital, Inc.
5	11.50%, 06/01/10	6
20	12.88%, 10/15/08	23
		246
	Commercial Banks - 1.6%
20	ANZ Capital Trust 5.36%, 12/31/49 (e) (m)	21
10	Cadets Trust 4.80%, 07/15/13 (e) (m)	10
10	FleetBoston Financial Corp. 7.25%, 09/15/05 (m)	10
5	ForeningsSparbanken AB (Sweden) VAR, 9.00%, 12/31/49 (e)	6
15	HBOS Treasury Services plc (United Kingdom) 3.60%, 08/15/07 (e)	15
	HSBC Capital Funding LP/Jersey Channel Islands (Jersey)
130	VAR, 4.61%, 12/31/49 (e)	127
30	VAR, 9.55%, 12/31/49 (e)	36

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 55

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Commercial Banks - Continued
$15	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e)	$14
10	KBC Bank Funding Trust III VAR, 9.86%, 11/29/49 (e)	12
	RBS Capital Trust I
85	VAR, 5.51%, 12/31/49	88
5	VAR, 6.43%, 12/29/49	6
20	SunTrust Bank 2.50%, 11/01/06	19
		364
	Commercial Services & Supplies - 0.8%
70	Allied Waste North America Series B, 7.38%, 04/15/14 (m)	66
10	Cendant Corp. 7.13%, 03/15/15 (m)	11
45	Corrections Corp. of America 6.25%, 03/15/13 (m)	44
30	Iron Mountain, Inc. 8.63%, 04/01/13	32
25	United Rentals North America, Inc. 6.50%, 02/15/12	24
		177
	Consumer Finance - 2.2%
	American General Finance Corp.
25	3.00%, 11/15/06 (m)	24
5	4.50%, 11/15/07 (m)	5
	Ford Motor Credit Co.
65	FRN, 5.17%, 01/15/10	61
25	7.00%, 10/01/13	24
240	7.38%, 10/28/09 (m)	239
70	7.88%, 06/15/10	70
35	General Motors Acceptance Corp. 6.88%, 08/28/12	33
35	SLM Corp. 5.63%, 04/10/07	36
		492
	Containers & Packaging - 0.6%
20	AEP Industries, Inc. 7.88%, 03/15/13 (e) (m)	20
30	Graphic Packaging International Corp. 9.50%, 08/15/13	31
15	Group 1 Automotive, Inc. 8.25%, 08/15/13	15

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Containers & Packaging - Continued
$20	Jefferson Smurfit Corp. US 7.50%, 06/01/13	$19
55	Owens-Brockway Glass Container, Inc. 8.25%, 05/15/13	59
		144
	Diversified Financial Services - 4.5%
20	ACCO Brands Corp. 7.63%, 08/15/15 (e) (m)	20
250	Aries Vermoegensverwaltungs GmbH (Germany) 9.60%, 10/25/14	328
30	CanWest Media, Inc. (Canada) 8.00%, 09/15/12	31
30	Consolidated Communications Illinois/Texas Holdings, Inc. 9.75%, 04/01/12 (m)	32
460	Core Investment Grade Bond Trust I 4.66%, 11/30/07 (m)	462
5	Prudential Holdings LLC 8.70%, 12/18/23 (e)	7
55	UGS Corp. 10.00%, 06/01/12 (e)	62
55	Visant Corp. 7.63%, 10/01/12	56
		998
	Diversified Telecommunication Services - 3.2%
20	BellSouth Corp. 6.00%, 11/15/34 (m)	21
20	Cincinnati Bell, Inc. 8.38%, 01/15/14 (m)	20
40	Citizens Communications Co. 6.25%, 01/15/13 (m)	39
	Deutsche Telekom International Finance BV (Netherlands)
30	5.25%, 07/22/13 (m)	31
5	8.75%, 06/15/30 (m)	7
	France Telecom S.A. (France)
15	8.00%, 03/01/11	17
10	8.75%, 03/01/31	14
15	MCI, Inc. 8.74%, 05/01/14	17
	Qwest Communications International, Inc.
10	7.50%, 02/15/14	9
30	FRN, 7.29%, 02/15/09	30

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 56

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Diversified Telecommunication Services - Continued
$50	Qwest Corp. 8.88%, 03/15/12	$55
75	Royal KPN NV (Netherlands) 8.00%, 10/01/10	87
	SBC Communications, Inc.
10	5.10%, 09/15/14	10
20	5.63%, 06/15/16	21
	Sprint Capital Corp.
110	6.90%, 05/01/19	127
5	8.75%, 03/15/32	7
180	Verizon Global Funding Corp. 7.38%, 09/01/12	208
		720
	Electric Utilities - 1.1%
10	Alabama Power Co. Series Y, 2.80% 12/01/06 (m)	10
5	Aquila, Inc. 9.95%, 02/01/11	6
20	CMS Energy Corp. 7.75%, 08/01/10 (m)	22
50	Dominion Resources, Inc. 6.30%, 03/15/33 (m)	54
5	DTE Energy Co. 6.38%, 04/15/33 (m)	5
15	FPL Group Capital, Inc. 7.63%, 09/15/06 (m)	16
10	Pacificorp 4.30%, 09/15/08	10
	Progress Energy, Inc.
25	6.85%, 04/15/12	28
5	7.00%, 10/30/31	6
	Sierra Pacific Resources
25	6.75%, 08/15/17 (e)	28
15	8.63%, 03/15/14	15
50	Tenaska Alabama Partners LP 7.00%, 06/30/21 (e)	52
		252
	Electronic Equipment & Instruments - 0.3%
40	Celestica, Inc. (Canada) 7.88%, 07/01/11 (m)	41
25	Flextronics International Ltd. (Singapore) 6.50%, 05/15/13 (m)	25
		66

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Energy Equipment & Services - 0.1%
$15	Hanover Compressor Co. 9.00%, 06/01/14	$17
5	Transocean, Inc. (Cayman Islands) 7.50%, 04/15/31	7
		24
	Food & Staples Retailing - 0.1%
20	Safeway, Inc. 4.13%, 11/01/08	20
	Food Products - 0.0% (g)
10	Del Monte Corp. 6.75%, 02/15/15 (e) (m)	10
	Gas Utilities - 0.3%
55	Amerigas Partners LP 7.25%, 05/20/15 (e) (m)	58
	Health Care Equipment & Supplies - 0.1%
25	Fresenius Medical Care Capital Trust II 7.88%, 02/01/08	26
	Health Care Providers & Services - 1.5%
15	Alderwoods Group, Inc. 7.75%, 09/15/12 (m)	16
25	Extendicare Health Services, Inc. 6.88%, 05/01/14 (m)	25
60	HCA, Inc. 6.75%, 07/15/13	63
700	Mariner Health Group, Inc. 9.50%, 04/01/06 (d) (f) (m)	-	(h)
45	Select Medical Corp. 7.63%, 02/01/15	44
	Service Corp. International
35	6.75%, 04/01/16	35
40	7.00%, 06/15/17 (e)	41
35	Stewart Enterprises, Inc. 6.25%, 02/15/13 (e)	34
65	Tenet Healthcare Corp. 9.25%, 02/01/15 (e)	67
15	Triad Hospitals, Inc. 7.00%, 11/15/13	15
		340

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 57

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Hotels, Restaurants & Leisure - 0.9%
$25	Argosy Gaming Co. 7.00%, 01/15/14 (m)	$27
40	ITT Corp. 7.38%, 11/15/15	44
70	MGM Mirage 6.75%, 09/01/12	72
50	Vail Resorts, Inc. 6.75% 02/15/14	51
		194
	Household Durables - 0.8%
25	ALH Finance LLC/ALH Finance Corp. 8.50%, 01/15/13 (m)	24
20	Ames True Temper FRN, 7.60% 01/15/12 (m)	20
	Beazer Homes USA, Inc.
10	6.50%, 11/15/13 (m)	10
35	6.88%, 07/15/15 (m)	34
35	DR Horton, Inc. 5.25%, 02/15/15 (m)	34
20	Meritage Home Corp. 6.25%, 03/15/15	19
35	Sealy Mattress Co. 8.25%, 06/15/14	37
		178
	Household Products - 0.5%
45	Gregg Appliances, Inc. 9.00%, 02/01/13 (e)	44
20	Playtex Products, Inc. 8.00% 03/01/11	21
45	Spectrum Brands, Inc. 7.38%, 02/01/15	43
		108
	Insurance - 1.4%
10	Arch Capital Group Ltd. (Bermuda) 7.35%, 05/01/34 (m)	11
20	Aspen Insurance Holdings Ltd. (Bermuda) 6.00%, 08/15/14 (m)	21
210	ING Capital Funding Trust III VAR, 8.44% 12/31/49	246
20	Monumental Global Funding II 3.90%, 06/15/09 (e)	20
5	Odyssey Re Holdings Corp. 7.65%, 11/01/13	5
		303

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	IT Services - 0.1%
$20	Sungard Data Systems, Inc. 9.13%, 08/15/13 (e)	$21
	Machinery - 0.2%
50	Terex Corp. 7.38%, 01/15/14	52
	Media - 2.8%
30	Cablevision Systems Corp. 8.00%, 04/15/12 (m)	30
65	Charter Communications Operating LLC/Charter Communications Operating Capital 8.00%, 04/30/12 (e) (m)	66
10	CSC Holdings, Inc. 7.63%, 07/15/18	10
85	Dex Media, Inc. SUB, 0.00%, 11/15/13 (m)	69
65	DirecTV Holdings LLC 6.38%, 03/06/30 (e) (m)	65
	Echostar DBS Corp.
45	6.38%, 10/01/11 (m)	45
15	6.63%, 10/01/14 (m)	15
15	Houghton Mifflin Co. 9.88%, 02/01/13	16
25	Lodgenet Entertainment Corp. 9.50%, 06/15/13	27
5	News America, Inc. 6.20%, 12/15/34	5
30	RH Donnelley Finance Corp. I 10.88%, 12/15/12 (e)	35
20	Sinclair Broadcast Group, Inc. 8.00%, 03/15/12	21
30	Sun Media Corp. (Canada) 7.63%, 02/15/13	32
10	TCI Communications, Inc. 7.88%, 02/15/26	12
10	Time Warner Entertainment Co. LP 8.38%, 03/15/23	13
65	Time Warner, Inc. 7.63%, 04/15/31 (m)	79
25	Vertis, Inc. 9.75%, 04/01/09	26
25	Videotron Ltee (Canada) 6.88%, 01/15/14	26
40	Warner Music Group 7.38%, 04/15/14	41
		633

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 58

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Metals & Mining - 0.1%
$25	Novelis, Inc. (Canada) 7.25%, 02/15/15 (e)	$25
	Multi-Utilities - 0.4%
25	AES Corp. (The) 7.75%, 03/01/14 (m)	27
15	Dominion Resources, Inc. Series A, 8.13%, 06/15/10 (m)	17
20	Dynegy Holdings, Inc. 10.13%, 07/15/13 (e) (m)	22
10	PSEG Power LLC 8.63%, 04/15/31	14
		80
	Multiline Retail - 0.1%
30	JC Penney Co., Inc. 6.88%, 10/15/15	33
	Office Electronics - 0.1%
20	Xerox Corp. 7.63%, 06/15/13	21
	Oil, Gas & Consumable Fuels - 1.4%
5	Alberta Energy Co., Ltd. (Canada) 7.38%, 11/01/31 (m)	6
15	BP Capital Markets plc (United Kingdom) 2.75%, 12/29/06 (m)	15
50	Chesapeake Energy Corp. 6.63%, 01/15/16 (m)	51
20	Denbury Resources, Inc. 7.50%, 04/01/13 (m)	21
	Kinder Morgan Energy Partners LP
5	5.13%, 11/15/14	5
5	7.30%, 08/15/33	6
10	7.40%, 03/15/31	12
5	7.75%, 03/15/32	6
35	Newfield Exploration Co. 6.63%, 09/01/14	37
45	Pogo Producing Co. 6.63%, 03/15/15 (e)	46
15	Premcor Refining Group, Inc. (The) 7.50%, 06/15/15	16
25	Valero Energy Corp. 7.50%, 04/15/32	31
55	Whiting Petroleum Corp. 7.25%, 05/01/13	55
		307

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Paper & Forest Products - 0.7%
$25	Ainsworth Lumber Co., Ltd. (Canada) 7.25%, 10/01/12 (m)	$23
20	Domtar, Inc. 7.13%, 08/15/15 (m)	20
75	Georgia-Pacific Corp. 9.50%, 12/01/11	89
5	International Paper Co. 5.85%, 10/30/12	5
15	Millar Western Forest Products Ltd. (Canada) 7.75%, 11/15/13	14
		151
	Personal Products - 0.0% (g)
311	Drypers Corp. Series B, 10.25%, 06/15/07 (d) (f) (m)	3
	Pharmaceuticals - 0.0% (g)
5	Mylan Laboratories, Inc. 6.38%, 08/15/15 (e)	5
	Real Estate - 0.2%
50	Host Marriott LP 6.38%, 03/15/15	50
	Road & Rail - 0.1%
	Norfolk Southern Corp.
2	5.59%, 05/17/25	2
4	5.64%, 05/17/29	4
3	7.25%, 02/15/31	4
1	7.80%, 05/15/27	1
		11
	Semiconductors & Semiconductor Equipment - 0.2%
25	Advanced Micro Devices, Inc. 7.75%, 11/01/12 (m)	25
25	Freescale Semiconductor, Inc. 7.13%, 07/15/14	27
		52
	Textiles, Apparel & Luxury Goods - 0.2%
35	Russell Corp. 9.25%, 05/01/10	37

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 59

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
		Wireless Telecommunication Services - 1.1%
	$20	Intelsat Bermuda Ltd. (Bermuda) FRN, 8.70%, 01/15/12 (e)	$20
		New Cingular Wireless Services, Inc.
	10	7.88%, 03/01/11 (m)	12
	75	8.13%, 05/01/12 (m)	89
	10	8.75%, 03/01/31 (m)	14
	15	PanAmSat Corp. 9.00%, 08/15/14	16
	25	PanAmSat Holding Corp. SUB, 10.38%, 11/01/14	17
	45	Rogers Wireless, Inc. (Canada) 6.38%, 03/01/14	46
	35	Rural Cellular Corp. 8.25%, 03/15/12	37
			251
		Total Corporate Bonds	6,681
		(Cost $7,390)
		Foreign Government Securities - 28.4%
		Argentina - 1.6%
		Government of Argentina
	90	FRN, 4.00%, 08/03/12	70
	304	8.28%, 12/31/33	290
			360
		Belgium - 0.2%
EUR	25	Kingdom of Belgium 4.25%, 09/28/13 (l)	34
		Brazil - 1.0%
		Federal Republic of Brazil
	$33	FRN, 4.31%, 04/15/12	32
	20	8.88%, 10/14/19	21
	45	11.00%, 08/17/40	54
	55	12.25%, 03/06/30	73
	35	12.75%, 01/15/20	47
			227
		Canada - 1.7%
		Government of Canada
CAD	35	5.50%, 06/01/10 (l)	32
CAD	15	8.00%, 06/01/27 (l)	20
	$150	Province of Ontario 6.00%, 02/21/06	151

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		Canada - Continued
		Province of Quebec
	$100	6.13%, 01/22/11	$109
	50	7.50%, 09/15/29	69
			381
		Colombia - 0.7%
		Government of Columbia
	50	8.25%, 12/22/14	54
	77	9.75%, 04/09/11 (m)	88
	15	10.75%, 01/15/13	18
			160
		Dominican Republic - 1.3%
		Dominican Republic
	215	9.04%, 01/23/18 (e)	233
	56	9.50%, 09/27/11	61
			294
		El Salvador - 0.7%
		Government of El Salvador
	20	7.63%, 09/21/34 (e)	22
	115	8.25%, 04/10/32 (e) (m)	125
			147
		France - 4.6%
		Government of France
EUR	560	4.00%, 04/25/09 (l)	729
EUR	20	4.00%, 04/25/13 (l)	26
EUR	120	4.00%, 04/25/14 (l)	159
EUR	40	5.00%, 10/25/16 (l)	58
EUR	30	5.75%, 10/25/32 (l)	51
			1,023
		Germany - 3.2%
		Bundesrepublik Deutschland
EUR	220	4.75%, 07/04/34 (l)	328
EUR	215	5.25%, 01/04/11 (l)	299
EUR	50	6.25%, 01/04/24 (l)	85
			712

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 60

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Italy - 0.7%
$150	Government of Italy 3.63%, 09/14/07	$149
	Malaysia - 0.5%
100	Government of Malaysia 7.50%, 07/15/11	115
	Mexico - 0.8%
140	United Mexican States 8.30%, 08/15/31	177
	Panama - 1.0%
	Government of Panama
115	7.25%, 03/15/15	125
90	8.88%, 09/30/27	109
		234
	Peru - 1.5%
	Government of Peru
201	VAR, 5.00%, 03/07/17	194
71	8.38%, 05/03/16	82
57	8.75%, 11/21/33	67
		343
	Philippines - 0.6%
125	Government of Philippines 10.63%, 03/16/25	142
	Russia - 1.5%
	Russian Federation
100	8.25%, 03/31/10	109
115	12.75%, 06/24/28	215
		324
	South Africa - 0.6%
95	Government of South Africa 8.50%, 06/23/17	122
	Trinidad & Tobago - 0.1%
20	Government of Trinidad & Tobago 9.75%, 07/01/20	28

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		Turkey - 0.5%
		Government of Turkey
	$65	7.38%, 02/05/25	$63
	40	11.88%, 01/15/30	57
			120
		Ukraine - 1.8%
		Government of Ukraine
	150	6.88%, 03/04/11 (e)	159
	230	7.65%, 06/11/13	253
			412
		United Kingdom - 1.2%
		U.K. Treasury Gilt
GBP	15	4.75%, 09/07/15 (l)	28
GBP	70	5.00%, 03/07/08 (l)	129
GBP	20	5.75%, 12/07/09 (l)	38
GBP	20	6.00%, 12/07/28 (l)	46
GBP	10	8.00%, 09/27/13 (l)	22
			263
		Venezuela - 2.6%
		Government of Venezuela
	$65	7.00%, 02/01/18	60
	105	9.25%, 09/15/27	114
	263	10.75%, 09/19/13	313
	60	13.63%, 08/15/18	83
			570
		Total Foreign Government Securities	6,337
		(Cost $5,944)
		Private Placements - 11.1%
	428	86-06/86-42 155th St., Secured by First Mortgage and Agreement on Co-op Apartment Building in New York City, New York, 7.00%, 01/01/14 (e) (f) (i)	462
	1,271	270 5th Ave., Secured by First Mortgage and Agreement on Co-op Apartment Building in Brooklyn, New York, 6.93%, 08/01/18 (e) (f) (i)	1,416

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 61

JPMorgan Global Strategic Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Private Placements - Continued
$503	3512 Oxford Ave., Secured by First Mortgage and Agreement on Co-op Apartment in Riverdale, New York, 8.45%, 06/01/17 (e) (f) (i)	$589
	Total Private Placements	2,467
	Cost ($2,202)
	U.S. Government Agency Mortgages - 11.6%
69	Federal Home Loan Mortgage Corp. Gold Pool 6.00%, 05/01/17 - 01/01/35 (m)	70
	Federal National Mortgage Association Pool
905	5.50%, 06/01/34-12/01/34 (m)	914
871	6.00%, 03/01/33-01/01/35 (m)	892
462	6.50%, 01/01/35-02/01/35 (m)	477
218	7.00%, 01/01/35-02/01/35 (m)	228
	Total U.S. Government Agency Mortgages (Cost $2,606)	2,581
	U.S. Government Agency Security - 6.8%
1,500	Federal Home Loan Mortgage Corp. Gold Pool TBA, 5.50%, 09/15/35 (Cost $1,506)	1,515
	U.S. Treasury Obligations - 5.1% (m)
	U.S. Treasury Notes
110	1.88%, 11/30/05 (k)	110
30	2.50%, 09/30/06	30
110	3.13%, 01/31/07	109
90	3.50%, 02/15/10	89
30	3.63%, 01/15/10	30
10	3.63%, 06/15/10	10
40	3.75%, 03/31/07	40
15	3.75%, 05/15/08	15
5	3.88%, 05/15/10	5
130	4.00%, 03/15/10	131
10	4.00%, 04/15/10	10
25	4.00%, 02/15/15	25
80	4.13%, 05/15/15	80
178	4.25%, 11/15/14	181

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
		U.S. Treasury Obligations - Continued
$60		5.38%, 02/15/31	$70
125		5.50%, 08/15/28 (k)	146
50		6.63%, 05/15/07	52
		Total U.S. Treasury Obligations	1,133
		(Cost $1,103)
SHARES
Warrants - 0.0% (g)
-	(h)	Startec Global Communications, expires 05/15/08 (a) (m) (Cost $0 (h))	-	(h)
		Total Long-Term Investments	21,704
		(Cost $21,921)
Short-Term Investments - 8.8%
		Investment Company - 8.8%
1,966		JPMorgan Prime Money Market Fund (b) (m) (Cost $1,966)	1,966
PRINCIPAL AMOUNT
		U.S. Treasury Securities - 0.1%
$26		U.S. Treasury Bills 3.11%, 09/29/05 (k) (n) (Cost $26)	26
		Total Short-Term Investments (Cost $1,992)	1,992
		Total Investments - 106.2%	$23,696
		(Cost $23,913)
		Liabilities in Excess of Other Assets - (6.2)%	(1,394)
		NET ASSETS - 100.0%	$22,302

    Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 62

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	EURO SCHATZ	September, 2005	$213	- (h)
9	U.S. Treasury Bonds	December, 2005	1,062	11
11	2 Year U.S. Treasury Notes	December, 2005	2,278	9
4	5 Year U.S. Treasury Notes	December, 2005	434	4
	Short Futures Outstanding
(5)	EURO-BUND	September, 2005	(620)	(8)
(2)	U.S. Treasury Bonds	December, 2005	(236)	(3)
(4)	5 Year U.S. Treasury Notes	December, 2005	(433)	(3)
(20)	10 Year U.S. Treasury Notes	December, 2005	(2,241)	(26)
				$(16)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	NET UNREALIZED APPRECIATION (USD)
10	EUR	9/26/05	$12	$12	- (h)
CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	NET UNREALIZED DEPRECIATION (USD)
60	CAD	9/26/05	$49	$50	$(1)
1,469	EUR	9/26/05	1,792	1,814	(22)
147	GBP	9/26/05	256	265	(9)
			$2,097	$2,129	$(32)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 63

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 114.2%
	Preferred Stocks - 1.4%
	Capital Markets - 1.1%
7	Pinto Totta International Finance VAR, 7.77% (e)	$6,983
	Commercial Banks - 0.1%
400	Royal Bank of Scotland Group plc ADR (United Kingdom) Series 1, 9.12%, 12/31/49	472
	Consumer Finance - 0.2%
13	SLM Corp. Series B, VAR, 4.07% (m)	1,259
	Total Preferred Stocks (Cost $9,300)	8,714
PRINCIPAL AMOUNT
	Asset Backed Securities - 11.3%
$2,858	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 4.07%, 02/15/12 (e) (m)	2,866
	AmeriCredit Automobile Receivables Trust
2,800	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	2,722
4,900	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	4,901
550	Capital One Auto Finance Trust Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	543
	Capital One Multi-Asset Execution Trust
4,400	Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	4,354
1,300	Series 2005-A2, Class A2, 4.05%, 02/15/11 (m)	1,296
3,650	Carmax Auto Owner Trust Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	3,590
	CARSS Finance LP (Cayman Islands)
361	Series 2004-A, Class B1, FRN, 3.85%, 01/15/11 (e) (m)	361
843	Series 2004-A, Class B2, FRN, 4.52%, 01/15/11 (e) (m)	844
	Citibank Credit Card Issuance Trust
4,375	Series 2001-C3, Class C3, 6.65%, 05/15/08 (m)	4,449

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
$4,000	Series 2002-B1, Class B1, FRN, 3.80%, 06/25/09 (m)	$4,013
5,050	Series 2003-C2, Class C2, FRN, 4.43%, 03/20/08 (m)	5,070
	Countrywide Asset-Backed Certificates
2,566	Series 2003-5, Class AF3, 3.61%, 04/25/30 (m)	2,555
2,200	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	2,193
1,650	Daimler Chrysler Auto Trust Series 2005-B, Class A4, 4.20%, 07/08/10 (m)	1,649
777	EQCC Home Equity Loan Trust Series 2002-1, Class 2A, FRN, 3.94%, 11/25/31 (m)	779
1,700	Household Automotive Trust Series 2003-2, Class A4, 3.02%, 12/17/10	1,671
4,000	Long Beach Mortgage Loan Trust Series 2004-3, Class M1, FRN, 4.21%, 07/25/34	4,034
3,900	New Century Home Equity Loan Trust Series 2005-A, Class A2, SUB, 4.46%, 08/25/35	3,890
1,900	Providian Gateway Master Trust Series 2004-DA, Class D, 4.40%, 09/15/11 (e)	1,880
4,100	SLM Student Loan Trust Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	4,037
	WFS Financial Owner Trust
6,400	Series 2003-3, Class A4, 3.25%, 05/20/11	6,327
4,392	Series 2002-2, Class A4, SUB, 4.50%, 02/20/10	4,400
3,500	World Omni Auto Receivables Trust Series 2003-B, Class A4, 2.87%, 11/15/10	3,434
	Total Asset Backed Securities (Cost $72,401)	71,858

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 64

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Collateralized Mortgage Obligations - 27.4%
	Agency CMO - 10.2%
	Federal Home Loan Mortgage Corp.
$2,829	Series 1565, Class P, 6.00%, 08/15/08 (m)	$2,875
8,364	Series 2564, Class LS, IO, FRN, 4.08%, 01/15/17 (m)	638
11,325	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	631
4,056	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	503
10,286	Series 2750, Class IQ, IO, 5.00%, 10/15/21 (m)	781
9,407	Series 2780, Class IE, IO, 4.50%, 05/15/11 (m)	372
17,708	Series 2791, Class SI, IF, IO, 3.58%, 12/15/31 (m)	1,280
17,896	Series 2814, Class S, IF, FRN, IO, 3.53%, 10/15/30 (m)	985
11,250	Series 2852, IO, 5.00%, 11/15/25 (m)	1,404
6,718	Series 2894, Class S, IO, FRN, 3.63%, 03/15/31 (m)	542
6,500	Series 2929, Class PB, 5.00%, 09/15/24 (m)	6,576
3,950	Series 2931, Class GA, 5.00%, 11/15/28 (m)	4,001
7,920	Series 2939, Class HP, 5.00%, 04/15/28 (m)	8,010
9,080	Series 2975, Class HA, 5.50%, 07/15/23 (m)	9,263
9,800	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	1,121
	Federal Home Loan Mortgage Corp. STRIPS
1,865	Series 227, IO, 5.00%, 12/01/34 (m)	399
11,803	Series 232, IO, 5.00%, 08/01/35 (m)	2,530
	Federal National Mortgage Association
14,159	Series 2004-61, Class TS, IF, IO, 3.46%, 10/25/31 (m)	788

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Agency CMO - Continued
$3,854	Series 2005-41, Class WA, 5.50%, 10/25/23 (m)	$3,928
5,625	Series 2005-55, Class LC, 5.50%, 03/25/24 (m)	5,734
39,797	Federal National Mortgage Association Interest STRIPS Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	8,569
	Government National Mortgage Association
41,634	Series 2003-85, Class CS, IF, IO, 3.59%, 02/20/24	2,309
13,001	Series 2004-44, Class PK, IO, 5.50%, 10/20/27	1,127
		64,366
	Non-Agency CMO - 17.2%
1,398	ABN Amro Mortgage Corp. Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	1,393
1,250	Banc of America Commercial Mortgage, Inc. Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,237
2,873	Bank of America Alternative Loan Trust Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	2,905
10,136	CalSTRS Trust Series 2002-C6, Class A2, 3.99%, 11/20/12 (e) (m)	10,073
1,973	Calwest Industrial Trust Series 2003-CALA, Class A, FRN, 3.84%, 06/15/15 (e) (m)	1,974
3,600	Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF4, SUB, 1.00%, 08/25/35	3,600
2,594	CR Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (i) (m)	2,747
3,700	CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	3,678
2,686	First Union Commercial Mortgage Securities, Inc. Series 1997-C1, Class A3, 7.38%, 04/18/29 (m)	2,768

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 65

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency CMO - Continued
$4,100	Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A2, VAR, 4.31%, 08/10/42	$4,074
5,550	GS Mortgage Securities Corp. II Series 2004-GG2, Class A3, 4.60%, 08/10/38 (m)	5,584
	LB-UBS Commercial Mortgage Trust
2,950	Series 2003-C1, Class A2, 3.32%, 03/15/27	2,884
7,300	Series 2003-C5, Class A2, 3.48%, 07/15/27	7,156
8,300	Series 2004-C7, Class A2, 3.99%, 10/15/29	8,151
295	Mastr Adjustable Rate Mortgages Trust Series 2003-6, Class 1A1, FRN, 2.31%, 12/25/33	294
6,941	Morgan Stanley Capital I Series 1998-HF2, Class A2, 6.48%, 11/15/30	7,275
7,163	Structured Adjustable Rate Mortgage Loan Trust Series 2004-6, Class 5A1, VAR, 5.01%, 06/25/34	7,138
4,179	Structured Asset Securities Corp. Series 2005-5, Class 2A1, 5.50%, 04/25/35	4,190
7,900	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class A2, 4.78%, 03/15/42	7,989
10,230	Washington Mutual, Inc. Series 2004-S3, Class 2A1, 5.50%, 07/25/34	10,287
	Wells Fargo Mortgage Backed Securities Trust
3,540	Series 2003-N, Class 1A4, FRN, 4.62%, 12/25/33	3,541
10,100	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	10,033
		108,971
	Total Collateralized Mortgage Obligations (Cost $177,711)	173,337

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Corporate Bonds - 41.9% Automobiles - 1.1%
$3,000	DaimlerChrysler NA Holding Corp. 4.13%, 03/07/07 (m)	$2,978
3,950	DaimlerChrysler NA Holding Corp. FRN, 4.43%, 05/24/06 (m)	3,963
		6,941
	Building Products - 0.8%
2,650	Centex Corp. 4.88%, 08/15/08 (m)	2,667
2,301	Saint-Gobain Nederland BV (Netherlands) 5.38%, 06/20/07	2,335
		5,002
	Chemicals - 0.6%
3,500	Huntsman International LLC 9.88%, 03/01/09	3,728
	Commercial Banks - 17.4%
1,764	Abbey National plc (United Kingdom) VAR 7.35%, 12/31/49 (m)	1,820
2,500	Bacob Bank SC (Belgium) VAR, 7.25%, 12/31/49 (e) (m)	2,629
2,800	BBVA Bancomer Capital Trust I (Mexico) 10.50%, 02/16/11 (e) (m)	2,874
2,650	BBVA Bancomer S.A. (Cayman Islands) VAR, 5.38%, 07/22/15 (e) (m)	2,710
3,600	BNP US Funding LLC VAR, 7.74%, 12/31/49 (e) (m)	3,841
1,200	Chohung Bank (South Korea) VAR, 4.63%, 11/03/14 (e) (m)	1,179
11,450	Deutsche Bank AG (Germany) FRN 4.02%, 05/15/07 (m)	11,449
1,300	Deutsche Bank Capital Funding Trust I (Germany) VAR, 7.87%, 12/31/49 (e) (m)	1,445
3,500	ForeningsSparbanken AB (Sweden) VAR, 7.50%, 12/31/49 (e)	3,618

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 66

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Commercial Banks - Continued
$2,000	HSBC Capital Funding LP/Jersey Channel Islands (Jersey) VAR, 9.55%, 12/31/49 (e)	$2,408
4,050	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e)	3,915
2,000	KBC Bank Funding Trust III VAR, 9.86%, 11/29/49 (e)	2,384
	Koram Bank (South Korea)
3,350	VAR 4.68%, 06/18/13	3,304
2,800	6.95%, 12/06/11	2,874
5,000	Korea First Bank (South Korea) VAR, 6.25%, 10/02/13	5,187
2,000	Mizuho Preferred Capital Co. LLC VAR, 8.79%, 12/31/49 (e)	2,201
5,905	Natexis Ambs Co. LLC VAR, 8.44%, 12/31/49 (e)	6,500
1,700	Nordea Bank Finland plc VAR, 7.50%, 12/31/49 (e)	1,769
1,150	Popular North America, Inc. 6.13%, 10/15/06	1,167
6,795	Royal Bank of Scotland Group plc (United Kingdom) Series 3, 7.82%, 12/31/49	6,873
11,000	Sigma Finance Corp. 3.71%, 09/15/06 (e) (i) (m)	11,000
5,150	Skandinaviska Enskilda Banken AB (Sweden) VAR, 8.12%, 09/06/49 (e)	5,339
2,600	Sovereign Bank VAR 4.38%, 08/01/13	2,583
2,950	Svenska Handelsbanken (Sweden) VAR, 7.12%, 12/31/49 (e)	3,060
7,800	UBS AG FRN, 4.15%, 07/20/06	7,792
2,000	Unicredito Italiano Capital Trust II VAR, 9.20%, 12/31/49 (e)	2,391
	Woori Bank (South Korea)
2,150	4.50%, 12/08/09 (e)	2,138
1,430	VAR, 5.75%, 03/13/14 (e)	1,468
4,650	Zions Bancorp. 2.70%, 05/01/06 (m)	4,607
		110,525

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Consumer Finance - 0.7%
$2,250	Ford Motor Credit Co. 4.95%, 01/15/08 (m)	$2,164
900	General Motors Acceptance Corp. 6.75%, 01/15/06 (m)	905
1,250	MBNA America Bank NA 4.63%, 08/03/09	1,262
		4,331
	Containers & Packaging - 0.6%
3,500	Smurfit-Stone Container Enterprises, Inc. 9.75%, 02/01/11	3,653
	Diversified Financial Services - 4.2%
	Counts Trust
3,450	Series 2002-10, FRN, 4.57%, 08/15/07 (e) (i) (m)	3,476
3,450	Series 2002-11, FRN, 4.62%, 08/15/07 (e) (i) (m)	3,476
	International Lease Finance Corp.
1,400	3.13%, 05/03/07	1,372
2,100	4.35%, 09/15/08	2,090
1,650	Mantis Reef Ltd. (Australia) 4.69%, 11/14/08 (e)	1,642
	Racers
6,100	Series 2005-16, Class C, FRN, 3.50%, 09/20/07 (e) (i)	6,075
3,300	Series 2005-7, Class C, FRN, 3.52%, 05/09/06 (e) (i) (m)	3,294
1,700	Tokai Preferred Capital Co. LLC FRN, 9.98%, 12/31/49 (e)	1,855
3,100	Twin Reefs Pass-Through Trust FRN, 4.57%, 12/31/49 (e)	3,093
		26,373
	Diversified Telecommunication Services - 2.2%
3,300	Alltel Corp. 4.66%, 05/17/07 (m)	3,320
3,700	British Telecommunications plc (United Kingdom) 7.75%, 12/15/05 (m)	3,738
3,050	France Telecom S.A. (France) 7.45%, 03/01/06 (m)	3,096

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 67

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Diversified Telecommunication Services - Continued
$600	New York Telephone Co. 6.00%, 04/15/08	$620
2,000	Sprint Capital Corp. SUB, 4.78%, 08/17/06 (m)	2,010
1,450	Telecom Italia Capital S.A. (Luxembourg) 4.00%, 01/15/10 (e)	1,412
		14,196
	Electric Utilities - 1.3%
1,600	CC Funding Trust I 6.90%, 02/16/07 (m)	1,655
1,450	Dominion Resources, Inc. Series G, SUB, 3.66%, 11/15/06 (m)	1,440
1,500	Pacificorp 5.65%, 11/01/06	1,524
3,300	PSEG Funding Trust I 5.38%, 11/16/07	3,352
		7,971
	Gas Utilities - 0.5%
1,790	Texas Municipal Gas Corp. 2.60%, 07/01/07 (e)	1,764
1,500	Kinder Morgan Energy Partners LP 6.30%, 02/01/09	1,574
		3,338
	Health Care Equipment & Supplies - 0.2%
950	Hospira, Inc. 4.95%, 06/15/09	964
	Hotels, Restaurants & Leisure - 1.4%
2,650	Caesars Entertainment, Inc. 7.88%, 12/15/05	2,667
3,500	Host Marriott LP 9.25%, 10/01/07	3,745
2,650	Starwood Hotels & Resorts Worldwide, Inc. 7.38%, 05/01/07	2,746
		9,158
	Insurance - 4.2%
5,350	ASIF Global Financing FRN, 3.65%, 03/14/08 (e) (m)	5,363
8,200	Links Finance LLC FRN, 3.75%, 09/15/08 (e) (i)	8,199

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Insurance - Continued
$750	Nippon Life Insurance (Japan) 4.88%, 08/09/10	$753
3,650	Oil Insurance Ltd. (Bermuda) VAR, 3.73%, 04/08/09 (e) (i) (m)	3,651
3,100	Platinum Underwriters Holdings Ltd. (Bermuda) 6.37%, 11/16/07 (e)	3,149
1,300	St. Paul Travelers Cos, Inc. (The) 5.01%, 08/16/07	1,312
4,150	Two-Rock Pass Through Trust (Bermuda) FRN, 4.72%, 12/31/49 (e)	4,120
		26,547
	Internet & Catalog Retail - 0.6%
3,500	RH Donnelley, Inc. 8.88%, 12/15/10	3,784
	Media - 1.0%
2,600	Comcast Cable Communications, Inc. 6.20%, 11/15/08 (m)	2,731
850	Dex Media East LLC/Dex Media East Finance Co. 12.13%, 11/15/12 (m)	1,005
2,650	Echostar DBS Corp. 9.13%, 01/15/09 (m)	2,799
		6,535
	Multi-Utilities - 0.2%
1,400	Duke Capital LLC 4.33%, 11/16/06 (m)	1,397
	Oil, Gas & Consumable Fuels - 1.0%
1,800	Pemex Project Funding Master Trust FRN, 4.71%, 06/15/10 (e)	1,867
4,000	Salomon Brothers AG for OAO Gazprom (Germany) 9.13%, 04/25/07	4,260
		6,127

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 68

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Long-Term Investments - continued
		Paper & Forest Products - 0.3%
	$2,000	Georgia Pacific Corp. 7.38%, 07/15/08 (m)	$2,110
		Property & Casualty Insurance - 0.7%
	4,700	Chubb Corp. 4.93%, 11/16/07 (m)	4,753
		Real Estate - 1.1%
		iStar Financial, Inc., REIT
	2,000	4.88%, 01/15/09	1,997
	950	5.38%, 04/15/10	962
	3,850	Simon Property Group LP 3.75%, 01/30/09	3,744
			6,703
		Thrifts & Mortgage Finance - 1.8%
	2,150	Countrywide Home Loans, Inc. 2.88%, 02/15/07 (m)	2,108
	6,750	Spintab AB (Sweden) VAR, 7.50%, 12/31/49 (e)	6,947
	2,500	Washington Mutual, Inc. 7.50%, 08/15/06 (m)	2,564
			11,619
		Total Corporate Bonds (Cost $267,804)	265,755
		Foreign Government Securities - 4.2%
EUR	4,050	Bundesrepublik Deutschland (Germany) 4.75%, 07/04/34	6,026
	$4,250	Government of Chile (Chile) FRN 4.07%, 01/28/08 (m)	4,271
	3,543	Government of Columbia (Columbia) 9.75%, 04/09/11 (m)	4,004
EUR	3,950	Government of France (France) 5.75%, 10/25/32	6,677
	$2,250	Government of Ukraine (Ukraine) 7.65%, 06/11/13	2,475

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Foreign Government Securities - Continued
$3,170	National Agricultural Cooperative Federation (South Korea) VAR, 5.75%, 06/18/14	$3,228
	Total Foreign Government Securities (Cost $25,985)	26,681
	Municipal Bonds - 1.6%
	Illinois - 0.4%
2,350	State of Illinois, Taxable, Pension GO, 2.50%, 06/01/08	2,248
	South Carolina - 0.7%
4,700	South Carolina Student Loan Corp. Series A-1, Rev., VAR, GTD Student Loans, 3.50%, 06/01/33	4,700
	Texas - 0.5%
3,150	Texas State Public Financing Authority, Taxable, Unemployment Compensation Series B, Rev., 2.63%, 06/15/06	3,113
	Total Municipal Bonds (Cost $10,196)	10,061
	U.S. Government Agency Mortgages - 26.0%
	Federal National Mortgage Association Pool
26,450	TBA, 5.10%, 09/25/35	26,268
137,140	TBA, 5.50%, 09/25/35	138,511
	Total U.S. Government Agency Mortgages (Cost $163,758)	164,779
	U.S. Treasury Obligations - 0.4%
2,547	U.S. Treasury Notes 1.63%, 01/15/15 (k) (Cost $2,479)	2,544

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 69

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
Options Purchased - 0.0% (g)
	Call Options Purchased - 0.0% (g)
1	Call Option on Federal Fund 30 Day, expiring 09/19/05 @96.25	$4
39,800	Call Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @100.28, European Style (Cost $202)	270
		274
	Put Options Purchased - 0.0% (g)
31,000	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @97.58, European Style (Cost $213)	17
	Total Options Purchased (Cost $415)	291
	Total Long-Term Investments (Cost $730,049)	724,020

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments - 11.8%
	U.S. Treasury Securities - 0.2%
$1,500	U.S. Treasury Bills 3.52%, 12/01/05 (k) (m) (n)	$1,487
SHARES
Investment Company - 11.6%
73,385	JPMorgan Prime Money Market Fund (b) (m)	73,385
	Total Short-Term Investments (Cost $74,872)	74,872
	Total Investments - 126.0% (Cost $804,921)	798,892
	Liabilities in Excess of Other Assets - (26.0)%	(165,004)
	NET ASSETS - 100.0%	$633,888

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 70

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
165	Eurodollars	December, 2005	$39,567	$(249)
30	2 Year U.S. Treasury Notes	December, 2005	6,213	27
22	5 Year U.S. Treasury Notes	December, 2005	2,384	- (h)
218	10 Year U.S. Treasury Notes	December, 2005	24,433	196
	Short Futures Outstanding
(181)	EURO-BUND	September, 2005	(27,677)	(278)
(87)	10 U.S. Treasury Notes	December, 2005	(9,751)	(112)
(82)	Eurodollars	December, 2006	(19,639)	85
(83)	Eurodollars	December, 2007	(19,867)	(57)
				$(388)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE (USD)	VALUE AT 8/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
10,560	EUR	11/18/05	$13,075	$13,075	$-	(b)

Options Written

UNITS	CALL OPTIONS WRITTEN	VALUE
79,600	Call option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @96.56, European Style	$(298)
	PUT OPTIONS WRITTEN
62,000	Put option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @100.71, European Style	$(10)
	Total Options Written	$(308)
	(Premiums received $378)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 71

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

Swap Contracts

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 3.38%, 02/15/08, price less 98.39, the Fund receives positive, pays negative.	09/07/05	$11,700	$61
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 3.38%, 02/28/07, price less 99.07, the Fund receives positive, pays negative.	09/07/05	142,600	399
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, 09/05, price less 100.03, the Fund receives negative, pays positive.	09/07/05	25,700	(241)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 6.50%, 09/05, price less 103.20, the Fund receives positive, pays negative.	09/07/05	10,000	8
Swap - price lock with Deutsche Bank AG, New York on 30 Year FNMA, 6.50%, 09/05, price less 103.18, the Fund receives positive, pays negative.	09/07/05	55,000	43
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 2.63%, 03/15/09, price less 95.12, the Fund receives negative, pays positive.	09/08/05	91,700	(796)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.44, the Fund receives negative, pays positive.	10/06/05	4,000	(15)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 04/15/15, price less 101.67, the Fund receives positive, pays negative.	10/06/05	31,000	76
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 98.09, the Fund receives negative, pays positive.	10/06/05	13,300	(129)
Swap - price lock with Deutsche Bank AG, New York on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.41, the Fund receives negative, pays positive.	10/06/05	22,000	(86)
Swap - price lock with Morgan Stanley Capital Services on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.21, the Fund receives negative, pays positive.	10/06/05	44,000	(218)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.00%, TBA, 10/05, price less 99.58, the Fund receives positive, pays negative.	10/11/05	66,000	639
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.34, the Fund receives positive, pays negative.	10/11/05	15,000	101
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.47, the Fund receives negative, pays positive.	10/11/05	33,000	(190)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 72

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 97.44, the Fund receives negative, pays positive.	10/11/05	$9,000	$(146)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 97.62, the Fund receives negative, pays positive.	10/11/05	33,000	(476)
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 4.25%, 08/15/15, price less 99.90, the Fund receives positive, pays negative.	10/19/05	8,205	151
Swap - spread lock with Citibank, N.A. on 4 Year Spread Lock, price less 43.00 BPS, the Fund receives positive, pays negative.	11/01/05	19,000	(11)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 4.50%, TBA, 11/05, price less 95.73, the Fund receives negative, pays positive.	11/07/05	16,000	(168)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, TBA, 11/05, price less 100.11, the Fund receives positive, pays negative.	11/07/05	28,000	162
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 3.88%, 07/31/07, price less 99.46, the Fund receives positive, pays negative.	11/09/05	65,000	334
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 1.25 (5 per annum) BPS times notional amount of Cargill, Inc., 4.38%, 06/01/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/02/05	4,700	1
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 6.75 (27 per annum) BPS times notional amount of Amerada Hess Corp., 6.65%, 08/15/11. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/05	2,600	2
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 3.50 (14 per annum) BPS times notional amount of Wachovia Corp., 3.63%, 02/17/09. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/05	10,000	6
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.40% quarterly and pays 3 month LIBOR.	06/21/06	506,000	385
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 4.75 (19 per annum) BPS times notional amount of Prudential, 6.38%, 06/23/09. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	09/20/06	7,600	10
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 4 (16 per annum) BPS times notional amount of Coca Cola, 5.75%, 03/15/11. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/31/06	5,300	9

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 73

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of Brazilian Government, 12.25%, 03/06/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/07	$8,200	$(61)
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 58.75 (235 per annum) BPS times notional amount of Brazil Government, 12.25%, 03/6/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/07	8,200	211
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 12 (48 per annum) BPS times notional amount of Suntrust Capital III, 2.48%, 03/15/28. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/30/07	7,600	14
Swap - Interest Rate with Citibank, N.A. , the Fund receives 4.31% quarterly and pays 3 month LIBOR.	07/30/07	29,600	21
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.49% quarterly and pays 3 month LIBOR.	08/13/07	30,000	115
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.45% quarterly and pays 3 month LIBOR.	08/15/07	15,000	45
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.48% quarterly and pays 3 month LIBOR.	08/15/07	18,500	67
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 3.5 (14 per annum) BPS times notional amount of General Electric Capital Corp., 3.50%, 05/01/08. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/07	15,000	11
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 5 (20 per annum) BPS times notional amount of Berkshire Hathaway, Inc., 9.75%, 01/15/08. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	03/20/10	12,100	11
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 77.5 (155 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	10,000	(405)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 125 (250 per annum) BPS times notional amount of Gazpru, 8.63%, 04/28/34. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	10,000	548

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 74

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 121.5 (243 per annum) BPS times notional amount of Gazpru, 8.63%, 04/28/34. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	$10,000	$512
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 76 (152 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	10,000	(389)
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 70 (140 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	7,000	218
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 56 (112 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	7,000	(145)
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 72 (144 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	31,000	(909)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 71 (142 per annum) BPS times notional amount of Aries, 9.60%, 10/25/14. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	31,000	1,012
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	20,000	432
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 56.5 (113 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	20,000	(348)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 50 (100 per annum) BPS times notional amount of United Mexican States, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	05/20/10	7,000	103

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 75

JPMorgan Short Term Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 58.25 (116.5 per annum) BPS times notional amount of Pemex, 9.50%, 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	05/20/10	$7,000	$(95)
Credit default contract with Citibank, N.A., Fund receives semi-annual payment of 52.5 (105 per annum) BPS times notional amount of United Mexican States, 8.30%, 08/15/31. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	5,000	81
Credit default contract with Citibank, N.A., Fund pays semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Pemex, 9.50%, 09/15/27. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	5,000	(82)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 52 (104 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	4,000	58
Credit default contract with Deutsche Bank AG, New York, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	4,000	(59)
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 48 (96 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	10,000	(100)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 50.5 (101 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	10,000	125
Credit default contract with Morgan Stanley Capital Services, Fund receives semi-annual payment of 95 (190 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	10,000	89
Credit default contract with Morgan Stanley Capital Services, Fund pays semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	10,000	(53)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 76

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.49% quarterly and receives 3 month LIBOR.	07/29/10	$12,825	$(118)
Swap - Interest Rate with Credit Suisse First Boston International, the Fund pays 4.53% quarterly and receives 3 month LIBOR.	08/01/10	7,040	(82)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.60% quarterly and receives 3 month LIBOR.	08/04/10	17,600	(258)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.19% quarterly and receives 3 month LIBOR.	08/08/10	13,785	59
Swap - Interest Rate with Citibank, N.A. , the Fund pays 4.67% quarterly and receives 3 month LIBOR.	08/12/10	12,900	(221)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.66% quarterly and receives 3 month LIBOR.	08/16/10	8,000	(134)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.61% quarterly and receives 3 month LIBOR.	08/16/10	6,450	(93)
Swap - Interest Rate with Merrill Lynch Capital Servicing, the Fund pays 4.58% quarterly and receives 3 month LIBOR.	08/16/10	7,070	(91)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 86.5 (173 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	15,000	(6)
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 37.5 (75 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	15,000	8
Credit default contract with Morgan Stanley Capital Servicing, Fund receives semi-annual payment of 85 (170 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	12,000	(28)
Credit default contract with Morgan Stanley Capital Servicing, Fund pays semi-annual payment of 37.5 (75 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	12,000	27
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 45 (90 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	08/20/10	6,500	(43)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 92 (184 per annum) BPS times notional amount of Government of Ukraine, 7.65%, 06/11/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	08/20/10	6,500	31
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 5.02% semi-annually and pays 3 month LIBOR.	08/04/35	5,000	259

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 77

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - 120.3%
	Asset Backed Securities - 17.2%
$4,721	American Express Credit Account Master Trust Series 2004-C, Class C, FRN, 4.07%, 02/15/12 (e) (m)	$4,734
	AmeriCredit Automobile Receivables Trust
3,650	Series 2004-BM, Class A4, 2.67%, 03/07/11 (m)	3,549
6,850	Series 2005-CF, Class A3, 4.47%, 05/06/10 (m)	6,851
3,000	Capital Auto Receivables Asset Trust Series 2003-2, Class A4A, 1.96%, 01/15/09 (m)	2,942
1,800	Capital One Auto Finance Trust Series 2003-B, Class A4, 3.18%, 09/15/10 (m)	1,776
6,500	Capital One Master Trust Series 2000-4, Class C, FRN, 4.37%, 08/15/08 (e) (m)	6,504
3,600	Capital One Multi-Asset Execution Trust Series 2004-B5, Class B5, 3.70%, 05/17/10 (m)	3,563
6,200	Carmax Auto Owner Trust Series 2003-2, Class A4, 3.07%, 10/15/10 (m)	6,099
1,987	CARSS Finance LP (Cayman Islands) Series 2004-A, Class B1, FRN, 3.85%, 01/15/11(e) (m)	1,987
	Citibank Credit Card Issuance Trust
7,250	Series 2001-C3, Class C3, 6.65%, 05/15/08 (m)	7,373
8,500	Series 2003-C2, Class C2, FRN, 4.43%, 03/20/08 (m)	8,534
	Countrywide Asset-Backed Certificates
4,894	Series 2003-5, Class AF3, 3.61%, 04/25/30 (m)	4,874
6,700	Series 2005-4, Class AF3, VAR, 4.46%, 10/25/35 (m)	6,679
11,700	Gracechurch Card Funding plc (United Kingdom) Series 5, Class A2, 2.70%, 08/15/08 (m)	11,543

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Asset Backed Securities - Continued
$7,000	New Century Home Equity Loan Trust Series 2005-A, Class A2, SUB, 4.46%, 08/25/35	$6,981
7,300	Onyx Acceptance Grantor Trust Series 2003-D, Series A4, 3.20%, 03/15/10	7,219
2,740	Providian Gateway Master Trust Series 2004-DA, Class D, 4.40%, 09/15/11 (e)	2,710
3,186	Residential Asset Securitization Trust Series 2003-KS7, Class AI3, 3.37%, 12/25/28	3,170
6,900	SLM Student Loan Trust Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	6,794
7,900	Triad Auto Receivables Owner Trust Series 2003-B, Class A4, 3.20%, 12/13/10	7,780
	Volkswagen Auto Loan Enhanced Trust
7,300	Series 2003-1, Class A4, 1.93%, 01/20/10	7,118
4,300	Series 2003-2, Class A4, 2.94%, 03/22/10	4,221
15,600	WFS Financial Owner Trust Series 2003-3, Class A4, 3.25%, 05/20/11	15,422
7,200	World Omni Auto Receivables Trust Series 2003-B, Class A4, 2.87%, 11/15/10	7,063
	Total Asset Backed Securities	145,486
	(Cost $147,086)
	Collateralized Mortgage Obligations - 30.4%
	Agency CMO - 9.7%
	Federal Home Loan Mortgage Corp.
11,675	Series 2564, Class LS, IO, FRN, 4.08%, 01/15/17 (m)	891
24,535	Series 2632, Class IA, IO, 5.00%, 06/15/22 (m)	1,367
6,084	Series 2643, Class PI, IO, 5.00%, 03/15/28 (m)	755

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 78

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Agency CMO - Continued
$5,984	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	$480
26,562	Series 2791, Class SI, IF, IO, 3.58%, 12/15/31 (m)	1,919
30,509	Series 2813, Class SB, IF, IO, 3.48%, 02/15/34 (m)	2,155
47,452	Series 2850, Class SM, IF, IO, 3.58%, 12/15/30 (m)	2,639
9,441	Series 2894, Class S, IF, IO, 3.63%, 03/15/31 (m)	761
9,300	Series 2929, Class PA, 5.00%, 08/15/18 (m)	9,366
9,831	Series 2939, Class HP, 5.00%, 04/15/28 (m)	9,943
12,169	Series 2975, Class HA, 5.50%, 07/15/23 (m)	12,414
9,800	Series 2980, Series LI, IO, 5.50%, 04/15/25 (m)	1,121
16,135	Federal Home Loan Mortgage Corp. STRIPS Series 232, IO, 5.00%, 08/01/35 (m)	3,459
	Federal National Mortgage Association
9,327	Series 2003-3, Class HS, IF, IO, 4.01%, 09/25/16 (m)	708
11,335	Series 2004-61, Class TS, IF, IO, 3.46%, 10/25/31 (m)	630
5,734	Series 2005-41, Class WA , 5.50%, 10/25/23 (m)	5,845
14,717	Series 2005-51, Class KI, IO, 5.50%, 01/25/25 (m)	1,847
10,473	Series 2005-55, Class LC, 5.50%, 03/25/24 (m)	10,677
	Federal National Mortgage Association Interest STRIPS
1,828	Series 353, Class 2, IO, 5.00%, 07/25/34 (m)	382
62,637	Series 357, Class 2, IO, 5.00%, 02/01/35 (m)	13,487
	Government National Mortgage Association
18	Series 2002-24, Class FA, FRN, 4.07%, 04/16/32 (m)	18

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Agency CMO - Continued
$4,334	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	$270
6,583	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	571
2,583	Series 2004-46, Class IH, IO, 5.50%, 04/20/25 (m)	138
		81,843
	Non-Agency - 20.7%
2,182	ABN Amro Mortgage Corp. Series 2002-10, Class 1A1, 4.00%, 01/25/33 (m)	2,173
1,950	Banc of America Commercial Mortgage, Inc. Series 2004-5, Class A2, 4.18%, 11/10/41 (m)	1,930
4,704	Bank of America Alternative Loan Trust Series 2003-7, Class 1A1, 5.50%, 09/25/33 (m)	4,756
18,527	CalSTRS Trust Series 2002-C6, Class A2, 3.99%, 11/20/12 (e) (m)	18,412
3,339	Calwest Industrial Trust Series 2003-CALA, Class A, FRN, 3.84%, 06/15/15 (e) (m)	3,341
5,100	Citigroup Mortgage Loan Trust, Inc. Series 2005-WF2, Class AF4, SUB, 1.00%, 08/25/35	5,100
3,990	CR Series 2000-ZC2, Class A4A, 6.70%, 08/10/14 (e) (i) (m)	4,227
6,200	CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A3, 4.30%, 07/15/36 (m)	6,163
4,600	First Union Commercial Mortgage Securities, Inc. Series 1997-C1, Class A3, 7.38%, 04/18/29 (m)	4,742
5,900	Greenwich Capital Commercial Funding Corp Series 2005-GG3, Class A2, VAR, 4.31%, 08/10/42 (m)	5,862
9,300	GS Mortgage Securities Corp. II Series 2004-GG2, Class A3, 4.60%, 08/10/38 (m)	9,357
	LB-UBS Commercial Mortgage Trust
5,100	Series 2003-C1, Class A2, 3.32%, 03/15/27 (m)	4,987

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 79

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Non-Agency - Continued
$9,300	Series 2003-C5, Class A2, 3.48%, 07/15/27 (m)	$9,117
5,700	Series 2004-C2, Class A2, 3.25%, 03/15/29 (m)	5,498
8,700	Series 2004-C7, Class A2, 3.99%, 10/15/29 (m)	8,544
495	Mastr Adjustable Rate Mortgages Trust Series 2003-6, Class 1A1, FRN, 2.31%, 12/25/33	494
11,819	Morgan Stanley Capital I Series 1998-HF2, Class A2, 6.48%, 11/15/30	12,386
11,875	Structured Adjustable Rate Mortgage Loan Trust Series 2004-6, Class 5A1, VAR, 5.01%, 06/25/34	11,834
6,197	Structured Asset Securities Corp. Series 2005-5, Class 2A1, 5.50%, 04/25/35	6,212
11,250	Wachovia Bank Commercial Mortgage Trust Series 2005-C17, Class A2, 4.78%, 03/15/42	11,376
15,226	Washington Mutual, Inc. Series 2004-S3, Class 2A1, 5.50%, 07/25/34	15,312
	Wells Fargo Mortgage Backed Securities Trust
6,083	Series 2003-N, Class 1A4, FRN, 4.62%, 12/25/33	6,084
16,988	Series 2004-S, Class A3, FRN, 3.54%, 09/25/34	16,875
		174,782
	Total Collateralized Mortgage Obligations (Cost $261,691)	256,625
	Corporate Bonds - 45.3%
	Automobiles - 1.2%
3,600	DaimlerChrysler NA Holding Corp. 4.13%, 03/07/07 (m)	3,574
7,000	DaimlerChrysler NA Holding Corp. FRN, 4.43%, 05/24/06 (m)	7,023
		10,597

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Building Products - 0.8%
$3,750	Centex Corp. 4.88%, 08/15/08 (m)	$3,774
3,200	Saint-Gobain Nederland BV (Netherlands) 5.38%, 06/20/07	3,248
		7,022
	Commercial Banks - 15.7%
2,900	Abbey National plc (United Kingdom) VAR, 7.35%, 12/31/49 (m)	2,993
4,500	Bacob Bank SC (Belgium) VAR, 7.25%, 12/31/49 (e) (m)	4,732
3,800	BBVA Bancomer S.A. (Cayman Islands) VAR, 5.38%, 07/22/15 (e) (m)	3,886
5,400	BNP US Funding LLC VAR, 7.74%, 12/31/49 (e) (m)	5,762
17,650	Deutsche Bank AG FRN, 4.02%, 05/15/07 (m)	17,648
1,900	Deutsche Bank Capital Funding Trust I VAR, 7.87%, 12/31/49 (e) (m)	2,112
6,200	ForeningsSparbanken AB (Sweden) VAR, 7.50%, 12/31/49 (e)	6,409
5,750	Industrial Bank of Korea (South Korea) VAR, 4.00%, 05/19/14 (e) (m)	5,559
	Korea First Bank (South Korea)
3,750	VAR, 5.75%, 03/10/13 (e) (m)	3,817
2,850	VAR, 6.25%, 10/02/13	2,957
5,400	Mizuho JGB Investment LLC VAR, 9.87%, 12/31/49 (e) (m)	6,094
10,100	Natexis Ambs Co. LLC VAR, 8.44%, 12/31/49 (e)	11,117
2,750	Nordea Bank Finland plc VAR, 7.50%, 12/31/49 (e)	2,861
1,650	Popular North America, Inc. 6.13%, 10/15/06	1,674
11,540	Royal Bank of Scotland Group plc (United Kingdom) Series 3, 7.82%, 12/31/49	11,671
600	Royal Bank of Scotland Group plc (ADR) (United Kingdom) Series 1, 9.12%, 12/31/49	707
9,050	Skandinaviska Enskilda Banken AB (Sweden) VAR, 8.12%, 09/06/49 (e)	9,382

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 80

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Commercial Banks - Continued
$3,800	Sovereign Bank VAR, 4.38%, 08/01/13	$3,775
4,950	Svenska Handelsbanken (Sweden) VAR, 7.12%, 12/31/49 (e)	5,134
11,400	UBS AG FRN, 4.15%, 07/20/06	11,389
	Woori Bank (South Korea)
3,250	4.50%, 12/08/09 (e)	3,232
1,950	4.88%, 07/02/13	1,949
8,000	Zions Bancorp. 2.70%, 05/01/06 (m)	7,926
		132,786
	Consumer Finance - 1.7%
	Capital One Bank
4,600	4.25%, 12/01/08 (m)	4,574
2,100	6.88%, 02/01/06 (m)	2,122
3,200	Ford Motor Credit Co. 4.95%, 01/15/08 (m)	3,078
1,500	General Motors Acceptance Corp. 6.75%, 01/15/06 (m)	1,509
2,700	MBNA America Bank NA 4.63%, 08/03/09	2,726
		14,009
	Diversified Financial Services - 5.6%
	Counts Trust
6,050	Series 2002-10, FRN, 4.57%, 08/15/07 (e) (i) (m)	6,095
6,050	Series 2002-11, FRN, 4.62%, 08/15/07 (e) (i) (m)	6,097
3,400	International Lease Finance Corp. 4.35%, 09/15/08 (m)	3,384
11,800	Links Finance LLC FRN, 3.75%, 09/15/08 (e) (i) (m)	11,799
1,350	Pricoa Global Funding I 3.90%, 12/15/08 (e)	1,330
	Racers
4,700	Series 2005-7, Class C, FRN, 3.52%, 05/09/06 (e) (i) (m)	4,692
9,100	Series 2005-16, Class C, FRN, 3.50%, 09/20/07(e) (i)	9,062
4,600	Twin Reefs Pass-Through Trust FRN, 4.57%, 12/31/49 (e)	4,590
		47,049

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Diversified Telecommunication Services - 3.3%
$4,750	Alltel Corp. 4.66%, 05/17/07 (m)	$4,780
7,950	BellSouth Corp. 5.00%, 10/15/06 (m)	8,027
5,150	France Telecom S.A. (France) 7.45%, 03/01/06 (m)	5,227
950	New York Telephone Co. 6.00%, 04/15/08	982
4,000	Sprint Capital Corp. SUB, 4.78%, 08/17/06 (m)	4,019
	Telecom Italia Capital S.A. (Luxembourg)
2,500	4.00%, 11/15/08	2,464
2,300	4.00%, 01/15/10 (e)	2,239
		27,738
	Electric Utilities - 3.8%
2,250	Dominion Resources, Inc. Series G, SUB, 3.66%, 11/15/06 (m)	2,234
5,300	National Rural Utilities Cooperative Finance Corp. 6.00%, 05/15/06 (m)	5,372
4,800	Niagara Mohawk Power Corp. 7.75%, 05/15/06 (m)	4,913
2,600	Pacificorp 5.65%, 11/01/06	2,642
4,700	Pepco Holdings, Inc. 5.50%, 08/15/07	4,792
4,700	PSEG Funding Trust I 5.38%, 11/16/07	4,774
6,950	Virginia Electric & Power Co. Series A, 5.38%, 02/01/07	7,052
		31,779
	Food Products - 0.4%
3,400	Kraft Foods, Inc. 5.25%, 06/01/07 (m)	3,453
	Gas Utilities - 0.6%
2,100	Kinder Morgan Energy Partners LP 6.30%, 02/01/09 (m)	2,204
2,995	Texas Municipal Gas Corp. 2.60%, 07/01/07 (e) (m)	2,952
		5,156
	Health Care Equipment & Supplies - 0.2%
1,550	Hospira, Inc. 4.95%, 06/15/09 (m)	1,573

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 81

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	Insurance - 5.6%
$3,000	AON Corp. 6.95%, 01/15/07 (m)	$3,089
	ASIF Global Financing
5,300	2.50%, 01/30/07 (e) (m)	5,171
9,100	FRN, 3.65%, 03/14/08 (e) (m)	9,122
2,700	Mantis Reef Ltd. (Australia) 4.69%, 11/14/08 (e)	2,686
5,900	Metropolitan Life Global Funding I 4.75%, 06/20/07 (e)	5,951
1,100	Nippon Life Insurance (Japan) 4.88%, 08/09/10 (e)	1,105
6,150	Oil Insurance Ltd. (Bermuda) VAR, 3.73%, 04/08/09 (e) (i) (m)	6,151
4,400	Platinum Underwriters Holdings Ltd 6.37%, 11/16/07 (e)	4,470
2,000	Principal Life Global Funding I 5.13%, 06/28/07 (e)	2,022
1,950	St. Paul Travelers Cos, Inc. (The) 5.01%, 08/16/07	1,968
6,000	Two-Rock Pass Through Trust (Bermuda) FRN, 4.72%, 12/31/49 (e)	5,956
		47,691
	Multi-Utilities - 0.7%
	Duke Capital LLC
3,650	4.30%, 05/18/06 (m)	3,651
2,400	4.33%, 11/16/06 (m)	2,394
		6,045
	Oil, Gas & Consumable Fuels - 0.4%
3,300	Pemex Project Funding Master Trust FRN, 4.71%, 06/15/10 (e)	3,422
	Property & Casualty Insurance - 0.8%
6,650	Chubb Corp. 4.93%, 11/16/07 (m)	6,725
	Real Estate - 1.7%
	iStar Financial, Inc., REIT
2,900	4.88%, 01/15/09 (m)	2,896
1,300	5.38%, 04/15/10 (m)	1,317

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
	Real Estate - Continued
$5,550	Simon Property Group LP 3.75%, 01/30/09	$5,397
4,600	Socgen Real Estate Co. LLC VAR, 7.64%, 12/31/49 (e)	4,883
		14,493
	Thrifts & Mortgage Finance - 2.8%
	Countrywide Home Loans, Inc.
10,750	2.88%, 02/15/07 (m)	10,538
750	5.50%, 08/01/06 (m)	757
7,500	Spintab AB (Sweden) VAR, 7.50%, 12/31/49 (e)	7,719
4,350	Washington Mutual, Inc. 7.50%, 08/15/06 (m)	4,462
		23,476
	Total Corporate Bonds	383,014
	(Cost $382,085)
	Foreign Government Securities - 1.9%
4,670	National Agricultural Cooperative Federation (South Korea) VAR, 5.75%, 06/18/14	4,755
7,550	Government of Chile (Chile) FRN, 4.07%, 01/28/08 (m)	7,588
3,300	United Mexican States (Mexico) FRN, 4.27%, 01/13/09	3,346
	Total Foreign Government Securities	15,689
	(Cost $15,754)
	Municipal Bonds - 0.6%
	Texas
5,150	Texas State Public Financing Authority, Taxable, Unemployment Compensation Series B, Rev., 2.63%, 06/15/06 (Cost $5,146)	5,089
	U.S. Government Agency Mortgages - 24.5%
	Federal National Mortgage Association Pool
39,900	TBA, 5.10%, 09/25/35 (m)	39,625

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 82

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long-Term Investments - continued
	U.S. Government Agency Mortgages - Continued
$165,400	TBA, 5.50%, 09/25/35 (m)	$167,054
20	Government National Mortgage Association Pool 8.50%, 08/15/30 (m)	22
	Total U.S. Government Agency Mortgages (Cost $205,338)	206,701
	U.S. Treasury Obligations - 0.4%
3,463	U.S. Treasury Notes 1.63%, 01/15/15 (k) (Cost $3,371)	3,459
NUMBER OF CONTRACTS
	Options Purchased - 0.0% (g)
	Call Options Purchased - 0.0% (g)
1	Call Option on Federal Fund 30 Day, expiring 09/19/05 @96.25	5
56,500	Call Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @100.28, European Style (Cost $288)	384
		389
	Put Options Purchased - 0.0% (g)
44,000	Put Option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @97.58, European Style (Cost $303)	24
	Total Options Purchased	413
	(Cost $591)
	Total Long-Term Investments	1,016,476
	(Cost $1,024,659)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Short-Term Investments - 4.4%
	U.S. Treasury Securities - 0.2%
$1,450	U.S. Treasury Bills 3.47%, 12/01/05 (k) (m)	$1,438
SHARES
	Investment Companies - 4.2%
35,926	JPMorgan Prime Money Market Fund (b) (m)	35,926
	Total Short-Term Investments (Cost $37,363)	37,364
	Total Investments - 124.7%	$1,053,840
	(Cost $1,062,022)
	Liabilities in Excess of Other Assets - (24.7)%	(208,717)
	NET ASSETS - 100.0%	$845,123

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 83

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 8/31/05 (USD)	UNREALIZED APPRECIATION (DEPRECIATION) (USD)
	Long Futures Outstanding
106	30 Day Fed Funds	September, 2005	$42,578	$(3)
265	Eurodollars	December, 2005	63,547	(446)
332	10 Year U.S. Treasury Notes	December, 2005	37,210	294
	Short Futures Outstanding
(132)	Eurodollars	December, 2005	(31,614)	138
(11)	2 Year U.S. Treasury Notes	December, 2005	(2,278)	- (h)
(446)	5 Year U.S. Treasury Notes	December, 2005	(48,335)	(362)
(132)	10 Year U.S. Treasury Notes	December, 2005	(14,794)	(169)
(133)	Eurodollars	December, 2007	(31,835)	(92)
				$(640)

Options Written

UNITS	CALL OPTIONS WRITTEN	VALUE
(113,000)	Call option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @96.56, European Style	$(424)
	PUT OPTIONS WRITTEN
(88,000)	Put option on FNMA, 30 Year Fixed, 5.50%, TBA, expiring 10/06/05 @100.71, European Style	$(14)
	Total Options Written	$(438)
	(Premiums received $536)

Swap Contracts

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 6.50%, TBA, 09/05, price less 103.20, the Fund receives positive, pays negative.	09/07/05	$15,000	$12
Swap - price lock with Deutsche Bank AG, New York on 30 Year FNMA, 6.50%, TBA, 09/05, price less 103.19, the Fund receives positive, pays negative.	09/07/05	75,000	59
Swap - price lock with Credit Suisse First Boston International on Treasury Note, 3.63%, 04/30/07, price less 99.41, the Fund receives positive, pays negative.	09/26/05	127,800	310
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 3.13%, 01/31/07, price less 98.83, the Fund receives positive, pays negative.	09/29/05	109,350	268
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 3.38%, 02/15/08, price less 98.44, the Fund receives positive, pays negative.	09/29/05	44,150	216

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 84

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - price lock with Citibank, N.A. on U.S. Treasury Note, 2.63%, 03/15/09, price less 95.45, theFund receives negative, pays positive.	10/03/05	$88,550	$(526)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.44, theFund receives negative, pays positive.	10/06/05	6,000	(22)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.67, the Fund receives positive, pays negative.	10/06/05	31,000	107
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 98.09, the Fund receives negative, pays positive.	10/06/05	18,500	(179)
Swap - price lock with Deutsche Bank AG, New York on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.41, the Fund receives negative, pays positive.	10/06/05	30,000	(117)
Swap - price lock with Morgan Stanley Capital Services on 30 Year FNMA, 5.50%, TBA, 10/05, price less 100.21, the Fund receives negative, pays positive.	10/06/05	63,000	(312)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.00%, TBA, 10/05, price less 99.58, the Fund receives positive, pays negative.	10/11/05	94,000	911
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.34, the Fund receives positive, pays negative.	10/11/05	20,000	134
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 5.50%, TBA, 10/05, price less 101.47, the Fund receives negative, pays positive.	10/11/05	47,000	(270)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 97.44, the Fund receives negative, pays positive.	10/11/05	12,000	(195)
Swap - price lock with Deutsche Bank AG, New York on 15 Year FNMA, 4.50%, TBA, 10/05, price less 97.62, the Fund receives negative, pays positive.	10/11/05	47,000	(677)
Swap - price lock with Citibank, N.A. on Treasury Note, 4.25%, TBA, 08/15/15, price less 99.9, the Fund receives positive, pays negative.	10/19/05	12,105	223
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 4.50%, TBA, 11/05, price less 95.73, theFund receives negative, pays positive.	11/07/05	23,000	(241)
Swap - price lock with Citibank, N.A. on 30 Year FNMA, 5.50%, TBA, 11/05, price less 100.11, the Fund receives positive, pays negative.	11/07/05	40,000	231
Swap - price lock with Credit Suisse First Boston International on U.S. Treasury Note, 3.88%, 07/31/07, price less 99.68, the Fund receives positive, pays negative.	11/16/05	92,000	264

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 85

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 1.25 (5 per annum) BPS times notional amount of Cargill, Inc., 4.38%, 06/01/13. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/02/05	$6,700	$1
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 6.75 (27 per annum) BPS times notional amount of Amerada Hess Corp., 6.65%, 08/15/11. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/05	3,900	2
Swap - Forward Rate Agreement with Merrill Lynch Capital Services, the Fund receives 4.40% quarterly and pays 3 month LIBOR.	06/21/06	751,000	572
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 12 (48 per annum) BPS times notional amount of SunTrust Capital III, 2.48%, 315/28. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/30/07	12,400	22
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.31% quarterly and pays 3 month LIBOR.	07/29/07	14,200	10
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.43% quarterly and pays 3 month LIBOR.	08/08/07	46,600	134
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.49% quarterly and pays 3 month LIBOR.	08/13/07	30,000	115
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.45% quarterly and pays 3 month LIBOR.	08/15/07	22,000	67
Swap - Interest Rate with Citibank, N.A., the Fund receives 4.48% quarterly and pays 3 month LIBOR.	08/15/07	21,500	77
Credit default contract with Citibank, N.A., Fund receives quarterly payment of 3.5 (14 per annum) BPS times notional amount of General Electric Capital Corp., 3.5%, 05/01/08. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	12/20/07	23,000	17
Credit default contract with Deutsche Bank AG, New York, Fund receives quarterly payment of 5 (20 per annum) BPS times notional amount of Berkshire Hathaway, 9.75%, 01/15/18. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	03/20/10	17,500	16
Credit default contract with Morgan Stanley Captial Services, Fund receives semi-annual payment of 70 (140 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	10,000	311
Credit default contract with Morgan Stanley Captial Services, Fund pays semi-annual payment of 56 (112 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	10,000	(208)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 86

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	$44,000	$(925)
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 60 (120 per annum) BPS times notional amount of Aries, 9.60%, 10/25/14. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	44,000	1,017
Credit default contract with Union Bank of Switzerland AG, London, Fund receives semi-annual payment of 62.5 (125 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	04/20/10	30,000	649
Credit default contract with Union Bank of Switzerland AG, London, Fund pays semi-annual payment of 56.5 (113 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	04/20/10	30,000	(523)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 52 (104 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	06/20/10	4,000	58
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 52.5 (105 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	06/20/10	4,000	(59)
Credit default contract with Deutsche Bank AG, London, Fund pays semi-annual payment of 48 (96 per annum) BPS times notional amount of United Mexican States, 7.50%, 04/08/33. Upon a defined credit event Fund receives notional amount and delivers a defined deliverable obligation.	07/20/10	15,000	(150)
Credit default contract with Deutsche Bank AG, London, Fund receives semi-annual payment of 52 (101 per annum) BPS times notional amount of Russian Federation, 5.00%, 03/31/30. Upon a defined credit event Fund pays notional amount and takes receipt of a defined deliverable obligation.	07/20/10	15,000	187
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.49% quarterly and receives 3 month LIBOR.	07/29/10	6,175	(57)
Swap - Interest Rate with Credit Suisse First Boston International, the Fund pays 4.53% quarterly and receives 3 month LIBOR.	08/01/10	10,065	(117)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund pays 4.60% quarterly and receives 3 month LIBOR.	08/04/10	25,000	(366)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 87

JPMorgan Short Term Bond Fund II

SCHEDULE OF PORTFOLIO INVESTMENTS  AS OF AUGUST 31, 2005

(Amounts in thousands)

(CONTINUED)

DESCRIPTION	EXPIRATION DATE	UNDERLYING NOTIONAL VALUE (USD)	UNREALIZED APPRECIATION/ (DEPRECIATION) (USD)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.19% quarterly and receives 3 month LIBOR.	08/08/10	$20,910	$89
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.61% quarterly and receives 3 month LIBOR.	08/09/10	20,000	(292)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.67% quarterly and receives 3 month LIBOR.	08/12/10	12,900	(221)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.66% quarterly and receives 3 month LIBOR.	08/16/10	9,200	(154)
Swap - Interest Rate with Citibank, N.A., the Fund pays 4.61% quarterly and receives 3 month LIBOR.	08/16/10	9,450	(137)
Swap - Interest Rate with Merrill Lynch Capital Services, the Fund pays 4.58% quarterly and receives 3 month LIBOR.	08/16/10	9,950	(128)
Swap - Interest Rate with Lehman Brothers Special Financing, the Fund receives 5.02% quarterly and pays 3 month LIBOR.	08/04/35	7,100	368

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 88

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF PORTFOLIO INVESTMENTS

Abbrevations:

(a)  - Non-income producing security.

(b)  - Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management, Inc.

(d)  - Defaulted Security.

(e)  - All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers.Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)  - Fair Valued Investment. The following are approximately the market value and percentage of the net assets that are fair valued (amounts in thousands):

Fund	Market Value	Percentage
JPMorgan Bond Fund	$20,763	3.5%
JPMorgan Global Strategic Income Fund	2,470	11.1%

(g)  - Amount rounds to less than 0.1%.

(h)  - Amount rounds to less than one thousand.

(i)  - Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)  - Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)  - All or a portion of this security is segregated for current or potential holdings of forward foreign currency exchange contracts.

(m)  - All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)  - The rate shown is the effective yield at the date of purchase.

ADR  - American Depositary Receipt

ARS  - Argentine Peso

BRL  - Brazilian Real

CAD  - Canadian Dollar

CDX NA IG HVOL  - Credit Default Index North America Investment Grade High Volume

COP  - Colombian Peso

CMO  - Collateralized Mortgage Obligation

EUR  - Euro

FNMA  - Federal National Mortgage Association

FRN  - Floating Rate Note. The rate shown is the rate in effect as of August 31, 2005.

GBP  - British Pound

GO  - General Obligation

GTD  - Guaranteed

MXN  - Mexican Peso

RACERS  - Restructured Asset Certificates with Enhanced Returns

REIT  - Real Estate Investment Trust

REV  - Revenue Bond

STRIPS  - Separate Trading of Registered Interest and Principal of Securities

SUB  - Step-up Bond. The rate shown is the rate in effect as of August 31, 2005.

TBA  - To Be Announced

USD  - United States Dollar

UYU  - Uruguay Peso

VAR  - Variable. The interest rate shown is the rate in effect at August 31, 2005.

HB High Coupon Bonds (a.k.a. 'IOettes') represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.

IF Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The rate shown is the rate in effect at August 31, 2005.

IO Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 89

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES   AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
ASSETS
Investments in non-affiliates, at value	$884,443	$33,217	$187,788
Investments in affiliates, at value	42,109	654	4,603
Total investment securities, at value	926,552	33,871	192,391
Cash	85	-	-
Foreign currency, at value	1	-	-
Receivables:
Investment securities sold	392,444	948	20,481
Fund shares sold	778	357	-
Interest and dividends	4,643	613	696
Tax reclaims	11	-	-
Variation margin on futures contracts	895	-	39
Unrealized gain on forward foreign currency exchange contracts	-	1	-
Unrealized appreciation on open swap contracts	8,776	184	-
Premiums for open swap contracts purchased	42	-	-
Total Assets	1,334,227	35,974	213,607
LIABILITIES
Payables:
Due to custodian	-	2	1,891
Foreign currency due to custodian, at value		-	184
Dividends	729	24	70
Investment securities purchased	503,368	890	48,166
Securities sold short	214,670	-	-
Fund shares redeemed	482	141	-
Variation margin on futures contracts	607	30	-
Unrealized loss on forward foreign currency exchange contracts	202	1	-
Outstanding options written, at fair value	8,585	-	39
Unrealized depreciation on open swap contracts	7,818	147	-
Accrued liabilities:
Investment advisory fees	155	18	13
Administration fees	34	3	-
Shareholder servicing fees	63	-	-
Distribution fees	3	-	-
Custodian and accounting fees	26	16	7
Trustees' fees - deferred compensation plan	3	-	1
Other	183	70	76
Total Liabilities	736,928	1,526	50,263
NET ASSETS	$597,299	$34,448	$163,344

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 90

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF ASSETS
AND LIABILITIES  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
NET ASSETS
Paid in capital	$578,756	$26,793	$170,058
Accumulated undistributed (distributions in excess of) net investment income	(1,120)	129	(45)
Accumulated net realized gains (losses) from investments, securities sold short, futures, foreign exchange transactions, written options and swaps	15,172	5,141	(6,914)
Net unrealized appreciation (depreciation) from investments, securities sold short, futures, foreign exchange translations, written options and swaps	4,491	2,385	245
Net Assets	$597,299	$34,448	$163,344
Net Assets:
Class A	$5,963	$-	$-
Class B	$2,283	$-	$-
Class C	$425	$-	$-
Select Class	$202,659	$34,448	$-
Institutional Class	$259,697	$-	$163,344
Ultra	$126,272	$-	$-
Total	$597,299	$34,448	$163,344
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	606	-	-
Class B	233	-	-
Class C	43	-	-
Select Class	20,767	3,708	-
Institutional Class	26,626	-	16,642
Ultra	12,943	-	-
	61,218	3,708	16,642

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 91

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
NET ASSETS
Class A - Redemption price per share	$9.85	$-	$-
Class B - Offering price per share (a)	$9.78	$-	$-
Class C - Offering price per share (a)	$9.83	$-	$-
Select Class - Offering and redemption price per share	$9.76	$9.29	$-
Institutional Class - Offering and redemption price per share	$9.75	$-	$9.82
Ultra - Offering and redemption price per share	$9.76	$-	$-
Class A maximum sales charge	4.50%	0.00%	0.00%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$10.31	$-	$-
Cost of Investments	$921,361	$31,465	$192,273
Proceeds received from securities sold short	$213,107	$-	$-
Cost of foreign currency	$1	$-	$-
Premiums received from options written	$8,532	$-	$48

  (a)  Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 92

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Global Strategic Income Fund		Short Term Bond Fund		Short Term Bond Fund II
ASSETS
Investments in non-affiliates, at value	$21,730		$725,507		$1,017,914
Investments in affiliates, at value	1,966		73,385		35,926
Total investment securities, at value	23,696		798,892		1,053,840
Cash	17		-		-
Foreign currency, at value	15		237		-
Receivables:
Investment securities sold	554		36,235		86,238
Fund shares sold	22		157		189
Interest and dividends	298		5,459		6,196
Tax reclaims	-		13		20
Variation margin on futures contracts	-		305		537
Unrealized gain on forward foreign currency exchange contracts	-	(b)	-		-
Unrealized appreciation on open swap contracts	-		6,444		6,447
Expense reimbursements	32		-		-
Total Assets	24,634		847,742		1,153,467
LIABILITIES
Payables:
Due to custodian	-		2,097		15
Foreign currency due to custodian, at value
Dividends	41		863		2,390
Investment securities purchased	2,068		203,540		296,833
Securities sold short	-		-		-
Fund shares redeemed	120		164		1,546
Variation margin on futures contracts	3		360		579
Unrealized loss on forward foreign currency exchange contracts	32		-	(b)	-
Outstanding options written, at fair value	-		308		438
Unrealized depreciation on open swap contracts	-		6,196		5,876
Accrued liabilities:
Investment advisory fees	-	(b)	134		191
Administration fees	-	(b)	5		62
Shareholder servicing fees	5		34		123
Distribution fees	9		1		123
Custodian and accounting fees	27		20		25
Trustees' fees - deferred compensation plan	-	(b)	3		6
Other	27		129		137
Total Liabilities	2,332		213,854		308,344
NET ASSETS	$22,302		$633,888		$845,123

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 93

JPMorgan Funds

STATEMENT OF ASSETS
AND LIABILITIES  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Global Strategic Income Fund	Short Term Bond Fund	Short Term Bond Fund II
NET ASSETS
Paid in capital	$49,196	$649,661	$868,336
Accumulated undistributed (distributions in excess of) net investment income	245	(319)	(1,773)
Accumulated net realized gains (losses) from investments, securities sold short, futures, foreign exchange transactions, written options and swaps	(26,875)	(9,349)	(13,288)
Net unrealized appreciation (depreciation) from investments, securities sold short, futures, foreign exchange translations, written options and swaps	(264)	(6,105)	(8,152)
Net Assets	$22,302	$633,888	$845,123
Net Assets:
Class A	$3,965	$3,393	$41,311
Class B	$6,715	$-	$-
Class C	$2,631	$-	$-
Class M	$5,057	$-	$371,756
Select Class	$1,892	$159,035	$432,056
Institutional Class	$2,042	$471,460	$-
Total	$22,302	$633,888	$845,123
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	425	352	4,124
Class B	720	-	-
Class C	282	-	-
Class M	542	-	37,106
Select Class	203	16,496	43,057
Institutional Class	219	48,900	-
	2,391	65,748	84,287

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 94

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF ASSETS
AND LIABILITIES (CONTINUED)  AS OF AUGUST 31, 2005

(Amounts in thousands, except per share amounts)

	Global Strategic Income Fund	Short Term Bond Fund	Short Term Bond Fund II
NET ASSETS
Class A - Redemption price per share	$9.33	$9.64	$10.02
Class B - Offering price per share (a)	$9.32	$-	$-
Class C - Offering price per share (a)	$9.33	$-	$-
Class M Offering price per share	$9.33	$-	$10.02
Select Class - Offering and redemption price per share	$9.33	$9.64	$10.03
Institutional Class - Offering and redemption price per share	$9.33	$9.64	$-
Class A maximum sales charge	4.50%	3.00%	3.00%
Class A Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$9.77	$9.94	$10.33
Class M maximum sales charge	3.00%	0.00%	1.50%
Class M Maximum Public Offering Price Per Share (net asset value per share/100% - maximum sales charge)	$9.62	$-	$10.17
Cost of Investments	$23,913	$804,921	$1,062,022
Cost of foreign currency	$15	$235	$-
Premiums received from options written	$-	$378	$536

  (a)  Redemption price for Class B and Class C Shares varies based upon the length of time the shares are held.

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 95

JPMorgan Funds

STATEMENT OF
OPERATIONS  FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

	Bond Fund	Emerging Markets Debt Fund	Enhanced Income Fund
INVESTMENT INCOME
Interest income	$33,689	$2,600	$6,499
Dividend income from affiliates (c)	1,261	24	125
Foreign taxes withheld	(15)	-	-
Total investment income	34,935	2,624	6,624
EXPENSES
Investment advisory fees	2,418	235	578
Administration fees	1,034	43	305
Distribution fees	27	-	-
Shareholder servicing fees	875	84	231
Custodian and accounting fees	89	56	31
Interest expense	8	5	- (b)
Professional fees	111	97	85
Trustees' fees	10	- (b)	3
Printing and mailing costs	54	8	11
Registration and filing fees	84	26	21
Transfer agent fees	86	20	15
Other	54	3	21
Total expenses	4,850	577	1,301
Less amounts waived	(753)	(156)	(824)
Less earnings credits	(41)	-	(10)
Less expense reimbursements	(22)	-	-
Net expenses	4,034	421	467
Net Investment Income (Loss)	30,901	2,203	6,157
REALIZED/UNREALIZED GAIN (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$8,656	$6,154	$(517)
Securities sold short	1,453	-	-
Options written	6,898	-	-
Futures	(5,481)	(67)	54
Swaps	9,109	16	-
Foreign currency transactions	1,160	86	(1)
Change in net unrealized appreciation/ depreciation of:
Investments	(11,067)	(2,336)	(34)
Securities sold short	(1,563)	-	-
Options written	2,117	-	9
Futures	19	(63)	130
Swaps	(217)	38	-
Foreign currency translations	(201)	36	-
Net realized/unrealized gains (losses)	10,883	3,864	(359)
Change in net assets resulting from operations	$41,784	$6,067	$5,798
(c) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$92	$2	$10

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 96

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF
OPERATIONS (CONTINUED)  FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

	Global Strategic Income Fund	Short Term Bond Fund	Short Term Bond Fund II
INVESTMENT INCOME
Interest income	$1,566	$25,508	$36,327
Dividend income	-	527	-
Dividend income from affiliates (c)	118	962	1,207
Foreign taxes withheld	- (b)	(34)	(39)
Total investment income	1,684	26,963	37,495
EXPENSES
Investment advisory fees	144	1,716	2,539
Administration fees	41	881	1,309
Distribution fees	60	8	1,874
Shareholder servicing fees	52	869	2,539
Custodian and accounting fees	77	73	84
Interest expense	1	3	2
Professional fees	82	98	144
Trustees' fees	- (b)	8	12
Printing and mailing costs	18	33	55
Registration and filing fees	24	32	49
Transfer agent fees	38	62	84
Other	9	47	125
Total expenses	546	3,830	8,816
Less amounts waived	(195)	(1,416)	(1,095)
Less earnings credits	(1)	(20)	(17)
Less expense reimbursements	(46)	(8)	-
Net expenses	304	2,386	7,704
Net Investment Income (Loss)	1,380	24,577	29,791
REALIZED/UNREALIZED GAIN (LOSSES):
Net realized gain (loss) on transactions from:
Investments	$2,122	$(4,585)	$(9,646)
Options written	-	416	418
Futures	50	(3,803)	(787)
Swaps	-	(1,416)	(1,656)
Foreign currency transactions	241	911	-
Change in net unrealized appreciation/ depreciation of:
Investments	(1,649)	(5,765)	(8,409)
Options written	-	69	99
Futures	(41)	34	(574)
Swaps	-	759	967
Foreign currency translations	(48)	(5)	-
Net realized/unrealized gains (losses)	675	(13,385)	(19,588)
Change in net assets resulting from operations	$2,055	$11,192	$10,203
(c) Includes reimbursements of investment advisory, administration and shareholder servicing fees	$9	$66	$79

  (b)  Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 97

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS   FOR THE YEARS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
INCREASE (DECREASE) IN NET ASSETS
Net investment income (loss)	$30,901	$35,765	$2,203	$3,228
Net realized gain (loss) on investments, securities sold short, options written, futures, swaps and foreign currency transactions	21,795	23,049	6,189	6,497
Change in net unrealized appreciation/depreciation of investments, securities sold short, options written, futures, swaps and foreign currency translations	(10,912)	14,183	(2,325)	(2,578)
Change in net assets resulting from operations	41,784	72,997	6,067	7,147
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(164)	(78)	-	-
From net realized gains	(91)	(71)	-	-
Class B Shares
From net investment income	(62)	(58)	-	-
From net realized gains	(55)	(76)	-	-
Class C Shares
From net investment income	(9)	(7)	-	-
From net realized gains	(6)	(9)	-	-
Select Class Shares
From net investment income	(8,133)	(7,804)	(2,457)	(3,506)
From net realized gains	(5,643)	(8,959)	(4,588)	-
Institutional Class Shares
From net investment income	(12,001)	(13,088)	-	-
From net realized gains	(8,858)	(11,950)	-	-
Ultra Shares
From net investment income	(13,890)	(14,764)	-	-
From net realized gains	(10,597)	(13,144)	-	-
Total distributions to shareholders	(59,509)	(70,008)	(7,045)	(3,506)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(277,832)	(344,128)	(719)	(27,807)
NET ASSETS
Total increase (decrease) in net assets	(295,557)	(341,139)	(1,697)	(24,166)
Beginning of period	892,856	1,233,995	36,145	60,311
End of period	$597,299	$892,856	$34,448	$36,145
Accumulated undistributed (distributions in excess of) net investment income	$(1,120)	$(361)	$129	$129

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 98

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Enhanced Income Fund		Global Strategic Income Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
INCREASE (DECREASE) IN NET ASSETS
Net investment income (loss)	$6,157	$5,561	$1,380	$3,878
Net realized gain (loss) on investments, securities sold short, options written, futures, swaps and foreign currency transactions	(464)	(1,528)	2,413	6,443
Change in net unrealized appreciation/depreciation of investments, securities sold short, options written, futures, swaps and foreign currency translations	105	330	(1,738)	(4,212)
Change in net assets resulting from operations	5,798	4,363	2,055	6,109
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	-	-	(104)	(28)
Class B Shares
From net investment income	-	-	(149)	-
Class C Shares
From net investment income	-	-	(58)	-
Class M Shares
From net investment income	-	-	(124)	-
Select Class Shares
From net investment income	-	-	(96)	(154)
Institutional Class Shares
From net investment income	(6,102)	(5,541)	(782)	(3,689)
Total distributions to shareholders	(6,102)	(5,541)	(1,313)	(3,871)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(130,104)	(59,478)	(20,984)	(70,427)
NET ASSETS
Total increase (decrease) in net assets	(130,408)	(60,656)	(20,242)	(68,189)
Beginning of period	293,752	354,408	42,544	110,733
End of period	$163,344	$293,752	$22,302	$42,544
Accumulated undistributed (distributions in excess of) net investment income	$(45)	$(105)	$245	$(148)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 99

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
INCREASE (DECREASE) IN NET ASSETS
Net investment income (loss)	$24,577	$20,769	$29,791	$27,977
Net realized gain (loss) on investments, securities sold short, options written, futures, swaps and foreign currency transactions	(8,477)	3,116	(11,671)	1,244
Change in net unrealized appreciation/depreciation of investments, securities sold short, options written, futures, swaps and foreign currency translations	(4,908)	(5,507)	(7,917)	(5,601)
Change in net assets resulting from operations	11,192	18,378	10,203	23,620
Net equalization credits/(debits)	-	-	-	(357)
DISTRIBUTIONS TO SHAREHOLDERS
Class A Shares
From net investment income	(107)	(131)	(1,413)	(955	)(a)
Class M Shares
From net investment income	-	-	(13,004)	(15,711	)(a)
Select Class Shares
From net investment income	(4,429)	(2,353)	(14,903)	(11,173	)(a)
Institutional Class Shares
From net investment income	(21,549)	(17,897)	-	-
Ultra Shares
From net investment income	-	-	-	-
Total distributions to shareholders	(26,085)	(20,381)	(29,320)	(27,839)
CAPITAL SHARE TRANSACTIONS
Increase (decrease)	(90,441)	(195,985)	(326,704)	(358,251)
NET ASSETS
Total increase (decrease) in net assets	(105,334)	(197,988)	(345,821)	(362,827)
Beginning of period	739,222	937,210	1,190,944	1,553,771
End of period	$633,888	$739,222	$845,123	$1,190,944
Accumulated undistributed (distributions in excess of) net investment income	$(319)	$2,034	$(1,773)	$(2,251)

(a) Includes return of capital of $7, $80 and $62 for Class A, Class M and Select Class, respectively (amounts in thousands).

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 100

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$3,751	$1,767	$-	$-
Dividends reinvested	240	143	-	-
Cost of shares redeemed	(981)	(907)	-	-
Change in net assets from Class A capital transactions	$3,010	$1,003	$-	$-
Class B Shares
Proceeds from shares issued	$811	$237	$-	$-
Dividends reinvested	53	67	-	-
Cost of shares redeemed	(523)	(836)	-	-
Change in net assets from Class B capital transactions	$341	$(532)	$-	$-
Class C Shares
Proceeds from shares issued	$414	$127	$-	$-
Dividends reinvested	14	14	-	-
Cost of shares redeemed	(210)	(199)	-	-
Change in net assets from Class C capital transactions	$218	$(58)	$-	$-
Select Class Shares
Proceeds from shares issued	$89,091	$45,098	$39,420	$14,341
Dividends reinvested	12,184	15,587	6,068	3,085
Cost of shares redeemed	(83,731)	(179,415)	(46,207)	(45,233)
Redemption fees	-	-	- (b)	-
Change in net assets from Select Class capital transactions	$17,544	$(118,730)	$(719)	$(27,807)
Institutional Class Shares
Proceeds from shares issued	$73,182	$75,515	$-	$-
Dividends reinvested	13,217	15,282	-	-
Cost of shares redeemed	(138,577)	(252,219)	-	-
Change in net assets from Institutional Class capital transactions	$(52,178)	$(161,422)	$-	$-
Ultra Shares
Proceeds from shares issued	$57,221	$69,894	$-	$-
Dividends reinvested	21,223	24,753	-	-
Cost of shares redeemed	(325,211)	(159,036)	-	-
Change in net assets from Ultra capital transactions	$(246,767)	$(64,389)	$-	$-

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 101

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Bond Fund		Emerging Markets Debt Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	383	177	-	-
Reinvested	24	14	-	-
Redeemed	(100)	(91)	-	-
Change in Class A Shares	307	100	-	-
Class B Shares
Issued	83	24	-	-
Reinvested	5	7	-	-
Redeemed	(53)	(86)	-	-
Change in Class B Shares	35	(55)	-	-
Class C Shares
Issued	42	13	-	-
Reinvested	1	1	-	-
Redeemed	(21)	(20)	-	-
Change in Class C Shares	22	(6)	-	-
Select Class Shares
Issued	9,140	4,528	4,280	1,542
Reinvested	1,251	1,575	681	330
Redeemed	(8,565)	(18,118)	(5,026)	(4,787)
Redemption fees	-	-	- (b)	-
Change in Select Class Shares	1,826	(12,015)	(65)	(2,915)
Institutional Class Shares
Issued	7,505	7,584	-	-
Reinvested	1,358	1,545	-	-
Redeemed	(14,161)	(25,296)	-	-
Change in Institutional Class Shares	(5,298)	(16,167)	-	-
Ultra Shares
Issued	5,835	7,078	-	-
Reinvested	2,179	2,501	-	-
Redeemed	(33,265)	(16,016)	-	-
Change in Ultra Shares	(25,251)	(6,437)	-	-

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 102

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Enhanced Income Fund		Global Strategic Income Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS
Class A Shares:
Proceeds from shares issued	$-	$-	$1,178	$838
Shares issued in connection with Fund reorganization (Note 9)	-	-	3,011	-
Dividends reinvested	-	-	69	26
Cost of shares redeemed	-	-	(1,137)	(466)
Change in net assets from Class A capital transactions	$-	$-	$3,121	$398
Class B Shares
Proceeds from shares issued	$-	$-	$482	$-
Shares issued in connection with Fund reorganization (Note 9)	-	-	7,328	-
Dividends reinvested	-	-	80	-
Cost of shares redeemed	-	-	(1,218)	(317)
Change in net assets from Class B capital transactions	$-	$-	$6,672	$(317)
Class C Shares
Proceeds from shares issued	$-	$-	$276	$-
Shares issued in connection with Fund reorganization (Note 9)	-	-	2,925	-
Dividends reinvested	-	-	36	-
Cost of shares redeemed	-	-	(626)	-
Change in net assets from Class C capital transactions	$-	$-	$2,611	$-
Class M Shares
Proceeds from shares issued	$-	$-	$14	$-
Shares issued in connection with Fund reorganization (Note 9)	-	-	6,507	-
Dividends reinvested	-	-	-	-
Cost of shares redeemed	-	-	(1,492)	-
Change in net assets from Class M capital transactions	$-	$-	$5,029	$-
Select Class Shares
Proceeds from shares issued	$-	$-	$695	$271
Dividends reinvested	-	-	88	141
Cost of shares redeemed	-	-	(1,313)	(1,058)
Change in net assets from Select Class capital transactions	$-	$-	$(530)	$(646)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 103

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Enhanced Income Fund		Global Strategic Income Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS
Institutional Class Shares
Proceeds from shares issued	$56,236	$263,773	$1,797	$861
Dividends reinvested	4,840	3,814	103	263
Cost of shares redeemed	(191,180)	(327,065)	(39,787)	(70,986)
Change in net assets from Institutional Class capital transactions	$(130,104)	$(59,478)	$(37,887)	$(69,862)
SHARE TRANSACTIONS
Class A Shares
Issued	-	-	128	93
Shares issued in connection with Fund reorganization (Note 9)	-	-	325	-
Reinvested	-	-	7	3
Redeemed	-	-	(123)	(52)
Change in Class A Shares	-	-	337	44
Class B Shares
Issued	-	-	51	-
Shares issued in connection with Fund reorganization (Note 9)	-	-	792	-
Reinvested	-	-	9	-
Redeemed	-	-	(132)	(36)
Change in Class B Shares	-	-	720	(36)
Class C Shares
Issued	-	-	30	-
Shares issued in connection with Fund reorganization (Note 9)	-	-	316	-
Reinvested	-	-	4	-
Redeemed	-	-	(68)	-
Change in Class C Shares	-	-	282	-

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 104

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Enhanced Income Fund		Global Strategic Income Fund
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
SHARE TRANSACTIONS
Class M Shares
Issued	-	-	2	-
Shares issued in connection with Fund Reorganization (Note 9)	-	-	702	-
Reinvested	-	-	-	-
Redeemed	-	-	(162)	-
Change in Class M Shares	-	-	542	-
Select Class Shares
Issued	-	-	75	30
Reinvested	-	-	10	15
Redeemed	-	-	(142)	(116)
Change in Select Class Shares	-	-	(57)	(71)
Institutional Class Shares
Issued	5,720	26,783	193	94
Reinvested	492	388	11	29
Redeemed	(19,434)	(33,263)	(4,321)	(7,786)
Change in Institutional Class Shares	(13,222)	(6,092)	(4,117)	(7,663)

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 105

JPMorgan Funds

STATEMENT OF CHANGES
IN NET ASSETS  FOR THE YEARS INDICATED

(Amounts in thousands)

	Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
CAPITAL TRANSACTIONS
Class A Shares
Proceeds from shares issued	$2,274	$1,777	$4,516	$45,840
Dividends reinvested	88	60	1,265	815
Cost of shares redeemed	(1,576)	(7,872)	(19,040)	(35,304)
Change in net assets from Class A capital transactions	$786	$(6,035)	$(13,259)	$11,351
Class M Shares
Proceeds from shares issued	$-	$-	$27,844	$62,729
Dividends reinvested	-	-	2	20
Cost of shares redeemed	-	-	(289,937)	(584,516)
Change in net assets from Class M capital transactions	$-	$-	$(262,091)	$(521,767)
Select Class Shares
Proceeds from shares issued	$117,275	$46,594	$87,195	$354,225
Dividends reinvested	1,911	1,497	876	1,103
Cost of shares redeemed	(52,431)	(75,703)	(139,425)	(203,163)
Change in net assets from Select Class capital transactions	$66,755	$(27,612)	$(51,354)	$152,165
Institutional Class Shares
Proceeds from shares issued	$115,405	$232,147	$-	$-
Dividends reinvested	14,337	12,345	-	-
Cost of shares redeemed	(287,724)	(406,830)	-	-
Change in net assets from Institutional Class capital transactions	$(157,982)	$(162,338)	$-	$-

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 106

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF CHANGES
IN NET ASSETS (CONTINUED)  FOR THE YEARS INDICATED

(Amounts in thousands)

	Short Term Bond Fund		Short Term Bond Fund II
	Year Ended 8/31/2005	Year Ended 8/31/2004	Year Ended 8/31/2005	Year Ended 8/31/2004
SHARE TRANSACTIONS
Class A Shares
Issued	233	180	447	4,499
Reinvested	9	6	125	80
Redeemed	(162)	(800)	(1,885)	(3,449)
Change in Class A Shares	80	(614)	(1,313)	1,130
Class M Shares
Issued	-	-	2,759	6,131
Reinvested	-	-	- (b)	2
Redeemed	-	-	(28,681)	(57,237)
Change in Class M Shares	-	-	(25,922)	(51,104)
Select Class Shares
Issued	12,075	4,723	8,603	34,518
Reinvested	196	152	86	108
Redeemed	(5,395)	(7,682)	(13,773)	(19,866)
Change in Select Class Shares	6,876	(2,807)	(5,084)	14,760
Institutional Class Shares
Issued	11,837	23,525	-	-
Reinvested	1,475	1,252	-	-
Redeemed	(29,572)	(41,331)	-	-
Change in Institutional Class Shares	(16,260)	(16,554)	-	-

  (b)  Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 107

JPMorgan Global Strategic Income Fund

STATEMENT OF
CASH FLOWS  FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

INCREASE (DECREASE) IN CASH:
Cash flows provided by operating activities:
Net interest and dividend income received	$1,875
Operating expenses paid	(472)
Expense reimbursements received	32
Purchases of long-term investments	(129,980)
Net (purchases)/sales of short-term investments	1,373
Proceeds from dispostion of long term investments and principal paydowns	156,393
Net cash provided for futures transactions	30
Net cash provided for foreign exchange transactions	336
Net cash provided by operating activities	29,587
Cash flows used by financing activities:
Proceeds from shares sold	4,422
Cash received in reorganization - See Note 9	215
Payment from shares redeemed	(45,458)
Cash distributions paid	(1,081)
Net cash used in financing activities	(41,902)
Net increase (decrease) in cash	(12,315)
Cash, beginning of year	12,332
Cash, end of year	$17

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 108

ANNUAL REPORT AUGUST 31

2005

STATEMENT OF
CASH FLOWS (CONTINUED)  FOR THE YEAR ENDED AUGUST 31, 2005

(Amounts in thousands)

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATION TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$2,055
Decrease in market value of investments*	25,673
Decrease in receivable for investment securities sold	(373)
Decrease in dividends and interest receivable	191
Increase in expense reimbursement receivable	(14)
Decrease in unrealized appreciation on foreign exchange contracts	47
Decrease in net variation margin receivable	21
Increase in payable for investment securities purchased	1,943
Decrease in accrued expenses	(122)
Increase in other assets and liabilities (net) in reorganization - See Note 9	166
Total adjustments	27,532
Net cash provided by operating activities	$29,587

NON-CASH TRANSACTIONS

In connection with the reorganization described in Note 9, the Global Strategic Income Fund acquired $19,390 of investments and other assets and liabilities (net) of $381 in exchange for the issuance of capital shares with a value of $19,771.

CASH PAID FOR INTEREST	$1

  *  Excludes investments received in connection with the reorganization described in Note 9.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 109

JPMorgan Funds

FINANCIAL HIGHLIGHTS

Class A

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax Return of Capital		Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
BOND FUND
Year Ended August 31, 2005	$10.05	0.36		0.13	0.49	(0.39)	(0.30)	-		(0.69)	$9.85	5.06%
Year Ended August 31, 2004	$10.03	0.32		0.32	0.64	(0.32)	(0.30)	-		(0.62)	$10.05	6.61%
Year Ended August 31, 2003	$10.07	0.40		0.04	0.44	(0.40)	(0.08)	-		(0.48)	$10.03	4.32%
November 1, 2001 To August 31, 2002(a)	$10.08	0.31		0.05	0.36	(0.31)	(0.06)	-		(0.37)	$10.07	3.72%
September 10, 2001(b) To October 31, 2001	$9.89	0.06	(c)	0.20	0.26	(0.07)	-	-		(0.07)	$10.08	2.63%
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$9.08	0.30		0.33	0.63	(0.38)	-	-		(0.38)	$9.33	7.04%
Year Ended August 31, 2004	$8.92	0.48	(c)	0.15	0.63	(0.47)	-	-		(0.47)	$9.08	7.20%
Year Ended August 31, 2003	$8.64	0.40	(c)	0.31	0.71	(0.43)	-	-		(0.43)	$8.92	8.33%
November 1, 2001 To August 31, 2002(a)	$8.91	0.55		(0.33)	0.22	(0.47)	(0.02)	-		(0.49)	$8.64	2.54%
September 10, 2001(b) To October 31, 2001	$9.13	0.09	(c)	(0.22)	(0.13)	(0.09)	-	-		(0.09)	$8.91	(2.30)%
SHORT TERM BOND FUND
Year Ended August 31, 2005	$9.84	0.31		(0.19)	0.12	(0.32)	-	-		(0.32)	$9.64	1.29%
Year Ended August 31, 2004	$9.85	0.20		(0.01)	0.19	(0.20)	-	-		(0.20)	$9.84	1.92%
Year Ended August 31, 2003	$10.03	0.24		(0.03)	0.21	(0.25)	(0.14)	-		(0.39)	$9.85	2.08%
November 1, 2001 To August 31, 2002(a)	$10.01	0.27		0.05	0.32	(0.26)	(0.04)	-		(0.30)	$10.03	3.18%
September 10, 2001(b) To October 31, 2001	$9.87	0.05	(c)	0.15	0.20	(0.06)	-	-		(0.06)	$10.01	2.01%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$10.21	0.31		(0.20)	0.11	(0.30)	-	-		(0.30)	$10.02	1.09%
Year Ended August 31, 2004	$10.23	0.21	(c)	(0.02)	0.19	(0.21)	-	-	(h)	(0.21)	$10.21	1.85%
Year Ended August 31, 2003	$10.33	0.23	(c)	(0.04)	0.19	(0.24)	(0.05)	-	(h)	(0.29)	$10.23	1.88%
November 1, 2001 To August 31, 2002(a)	$10.38	0.25		0.06	0.31	(0.25)	(0.11)	-		(0.36)	$10.33	3.06%
Year Ended October 31, 2001	$9.89	0.43	(c)	0.53	0.96	(0.47)	-	-		(0.47)	$10.38	9.95%
Year Ended October 31, 2000	$9.94	0.56		(0.05)	0.51	(0.56)	-	-		(0.56)	$9.89	5.27%

  (a)  The fund changed its fiscal year end from October 31 to August 31.

  (b)  Commencement of offering of class of shares.

  (c)  Calculated based upon average shares outstanding.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Includes interest expense for custody overdraft of 1 basis point.

  (g)  Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

  (h)  Rounds to less than $0.01.

  (i)  Effective February 19, 2005, the contractual expense limitation is 1.15%.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 110

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses		Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits		Portfolio turnover rate (d)
BOND FUND
Year Ended August 31, 2005	$5,963	0.75%		3.63%	1.31%		559%
Year Ended August 31, 2004	$3,004	0.75%		3.19%	1.88%		571%
Year Ended August 31, 2003	$2,000	0.75%		3.86%	1.59%		679%
November 1, 2001 To August 31, 2002(a)	$1,000	0.75%		3.59%	5.64%		572%
September 10, 2001(b) To October 31, 2001	$70,000	0.75%		3.93%	10.75%		423%
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$3,965	1.17	%(i)	4.29%	2.11%		461%
Year Ended August 31, 2004	$802	1.27	%(f)	5.31%	4.23%		152%
Year Ended August 31, 2003	$300	1.25%		4.45%	7.26%		248%
November 1, 2001 To August 31, 2002(a)	$70	1.25%		6.20%	35.90	%(g)	178%
September 10, 2001(b) To October 31, 2001	$70	1.25%		6.99%	11.01%		107%
SHORT TERM BOND FUND
Year Ended August 31, 2005	$3,393	0.75%		3.20%	1.21%		194%
Year Ended August 31, 2004	$3,000	0.75%		2.00%	1.17%		261%
Year Ended August 31, 2003	$9,000	0.75%		2.39%	1.10%		386%
November 1, 2001 To August 31, 2002(a)	$10,000	0.75%		3.01%	1.00%		215%
September 10, 2001(b) To October 31, 2001	$2,000	0.75%		3.62%	10.76%		160%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$41,311	0.75%		2.94%	1.00%		201%
Year Ended August 31, 2004	$55,000	0.75%		2.03%	1.10%		253%
Year Ended August 31, 2003	$44,000	0.75%		2.31%	0.96%		319%
November 1, 2001 To August 31, 2002(a)	$70,000	0.75%		2.66%	1.00%		192%
Year Ended October 31, 2001	$52,000	0.75%		4.25%	1.15%		315%
Year Ended October 31, 2000	$19,000	0.75%		5.68%	1.37%		139%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 111

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class B

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (e)
BOND FUND
Year Ended August 31, 2005	$9.97	0.29		0.12	0.41	(0.30)	(0.30)	-		(0.60)	$9.78	4.23%
Year Ended August 31, 2004	$9.95	0.25		0.32	0.57	(0.25)	(0.30)	-	(d)	(0.55)	$9.97	5.89%
Year Ended August 31, 2003	$10.05	0.33		(0.03)	0.30	(0.32)	(0.08)	-		(0.40)	$9.95	2.94%
November 1, 2001 To August 31, 2002(a)	$10.08	0.24		0.03	0.27	(0.24)	(0.06)	-		(0.30)	$10.05	2.83%
September 10, 2001(b) To October 31, 2001	$9.89	0.06	(c)	0.19	0.25	(0.06)	-	-		(0.06)	$10.08	2.53%
GLOBAL STRATEGIC
February 18, 2005(b) To August 31, 2005	$9.26	0.19		0.06	0.25	(0.19)	-	-		(0.19)	$9.32	2.77%

  (a)  The fund changed its fiscal year end from October 31 to August 31.

  (b)  Commencement of offering of class of shares.

  (c)  Calculated based upon average shares outstanding.

  (d)  Amount rounds to less than $0.01.

  (e)  Not annualized for periods less than one year.

  (f)  Annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 112

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (e)
BOND FUND
Year Ended August 31, 2005	$2,283	1.44%	2.93%	1.90%	559%
Year Ended August 31, 2004	$1,972	1.50%	2.48%	2.36%	571%
Year Ended August 31, 2003	$2,000	1.50%	3.19%	2.14%	679%
November 1, 2001 To August 31, 2002(a)	$1,000	1.50%	2.80%	6.02%	572%
September 10, 2001(b) To October 31, 2001	$64	1.48%	4.07%	11.25%	423%
GLOBAL STRATEGIC
February 18, 2005(b) To August 31, 2005	$6,715	1.65%	3.91%	2.43%	461%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 113

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class C

	Per share operating performance:
		Investment operations:			Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (b)
BOND FUND
Year Ended August 31, 2005	$10.03	0.28	0.12	0.40	(0.30)	(0.30)	(0.60)	$9.83	4.13%
Year Ended August 31, 2004	$10.01	0.24	0.33	0.57	(0.25)	(0.30)	(0.55)	$10.03	5.84%
March 31, 2003(a) To August 31, 2003	$10.22	0.14	(0.21)	(0.07)	(0.14)	-	(0.14)	$10.01	(0.69)%
GLOBAL STRATEGIC INCOME FUND
February 18, 2005(a) To August 31, 2005	$9.26	0.19	0.07	0.26	(0.19)	-	(0.19)	$9.33	2.88%

  (a)  Commencement of offering of class of shares.

  (b)  Not annualized for periods less than one year.

  (c)  Annualized for periods less than one year.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 114

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (c)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (b)
BOND FUND
Year Ended August 31, 2005	$425	1.42%	2.96%	1.82%	559%
Year Ended August 31, 2004	$211	1.50%	2.45%	2.36%	571%
March 31, 2003(a) To August 31, 2003	$200	1.50%	3.02%	1.78%	679%
GLOBAL STRATEGIC INCOME FUND
February 18, 2005(a) To August 31, 2005	$2,631	1.65%	3.91%	2.42%	461%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 115

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Class M

	Per share operating performance:
		Investment operations:				Distri butions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (e)
GLOBAL STRATEGIC INCOME FUND
February 18, 2005(a) To August 31, 2005	$9.26	0.20		0.07	0.27	(0.20)	-	-		(0.20)	$9.33	3.00%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$10.21	0.28		(0.20)	0.08	(0.27)	-	-		(0.27)	$10.02	0.83%
Year Ended August 31, 2004	$10.23	0.18	(c)	(0.02)	0.16	(0.18)	-	-	(d)	(0.18)	$10.21	1.58%
Year Ended August 31, 2003	$10.33	0.21	(c)	(0.04)	0.17	(0.22)	(0.05)	-	(d)	(0.27)	$10.23	1.64%
November 1, 2001 To August 31, 2002(b)	$10.37	0.23		0.06	0.29	(0.22)	(0.11)	-		(0.33)	$10.33	2.92%
Year Ended October 31, 2001	$9.89	0.35	(c)	0.58	0.93	(0.45)	-	-		(0.45)	$10.37	9.63%
Year Ended October 31, 2000	$9.94	0.54		(0.05)	0.49	(0.54)	-	-		(0.54)	$9.89	5.04%

  (a)  Commencement of offering of class of shares.

  (b)  The fund changed its fiscal year end from October 31 to August 31.

  (c)  Calculated based upon average shares outstanding.

  (d)  Rounds to less than $0.01.

  (e)  Not annualized for periods less than one year.

  (f)  Short periods have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 116

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (f)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (e)
GLOBAL STRATEGIC INCOME FUND
February 18, 2005(a) To August 31, 2005	$5,057	1.45%	4.09%	2.20%	461%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$371,756	1.00%	2.67%	1.03%	201%
Year Ended August 31, 2004	$643,278	1.00%	1.75%	1.04%	253%
Year Ended August 31, 2003	$1,168,000	1.00%	2.07%	1.04%	319%
November 1, 2001 To August 31, 2002(b)	$1,127,000	1.00%	2.41%	1.03%	192%
Year Ended October 31, 2001	$689,000	1.00%	3.45%	1.11%	315%
Year Ended October 31, 2000	$13,000	0.99%	5.51%	1.73%	139%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 117

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Redemption fees		Net Asset value, end of period
BOND FUND
Year Ended August 31, 2005	$9.97	0.36		0.13	0.49	(0.40)	(0.30)	-	(0.70)	-		$9.76
Year Ended August 31, 2004	$9.94	0.33		0.33	0.66	(0.33)	(0.30)	-	(0.63)	-		$9.97
Year Ended August 31, 2003	$10.04	0.40		(0.01)	0.39	(0.41)	(0.08)	-	(0.49)	-		$9.94
November 1, 2001 To August 31, 2002(b)	$10.08	0.32		0.02	0.34	(0.32)	(0.06)	-	(0.38)	-		$10.04
Year Ended October 31, 2001(a)	$9.43	0.52	(d)	0.70	1.22	(0.57)	-	-	(0.57)	-		$10.08
Year Ended October 31, 2000	$9.41	0.58		0.02	0.60	(0.58)	-	-	(0.58)	-		$9.43
EMERGING MARKETS DEBT FUND
Year Ended August 31, 2005	$9.58	0.61		1.08	1.69	(0.67)	(1.31)	-	(1.98)	-	(e)	$9.29
Year Ended August 31, 2004	$9.02	0.67		0.60	1.27	(0.71)	-	-	(0.71)	-		$9.58
Year Ended August 31, 2003	$7.53	0.68		1.53	2.21	(0.72)	-	-	(0.72)	-		$9.02
August 1, 2002 To August 31, 2002(c)	$7.05	0.05		0.49	0.54	(0.06)	-	-	(0.06)	-		$7.53
Year Ended July 31, 2002	$7.82	0.77		(0.77)	-	(0.77)	-	-	(0.77)	-		$7.05
Year Ended July 31, 2001	$8.77	0.88		(0.87)	0.01	(0.96)	-	-	(0.96)	-		$7.82
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$9.08	0.46		0.19	0.65	(0.40)	-	-	(0.40)	-		$9.33
Year Ended August 31, 2004	$8.92	0.49	(d)	0.16	0.65	(0.49)	-	-	(0.49)	-		$9.08
Year Ended August 31, 2003	$8.65	0.45	(d)	0.27	0.72	(0.45)	-	-	(0.45)	-		$8.92
November 1, 2001 To August 31, 2002(b)	$8.95	0.45		(0.31)	0.14	(0.42)	-	(0.02)	(0.44)	-		$8.65
Year Ended October 31, 2001(a)	$9.42	0.67	(d)	(0.38)	0.29	(0.76)	-	-	(0.76)	-		$8.95
Year Ended October 31, 2000	$9.47	0.87		(0.26)	0.61	(0.66)	-	-	(0.66)	-		$9.42

  (a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

  (b)  The fund changed its fiscal year end from October 31 to August 31.

  (c)  The fund changed its fiscal year end from July 31 to August 31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount rounds to less than $0.01.

  (f)  Not annualized for periods less than one year.

  (g)  Annualized for periods less than one year.

  (h)  Includes interest expense for custody overdraft of 1 basis point.

  (i)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

  (j)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

  (k)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The Global Strategic Income Portfolio, in which the Fund invested all of its investable assets.

  (l)  Percentages prior to September 10, 2001 reflect the portfolio turnover The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 118

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (g)
	Total return (excludes sales charge) (f)	Net assets end of period (000's)	Net expenses		Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (f)
BOND FUND
Year Ended August 31, 2005	5.12%	$202,659	0.66%		3.72%	0.74%	559%
Year Ended August 31, 2004	6.88%	$188,775	0.66%		3.33%	0.78%	571%
Year Ended August 31, 2003	3.82%	$308,000	0.66%		3.97%	0.76%	679%
November 1, 2001 To August 31, 2002(b)	3.57%	$312,000	0.66%		3.95%	0.74%	572%
Year Ended October 31, 2001(a)	13.32%	$315,000	0.69%		5.77%	0.70%	423	%(i)
Year Ended October 31, 2000	6.61%	$240,000	0.69%		6.19%	0.69%	531	%(i)
EMERGING MARKETS DEBT FUND
Year Ended August 31, 2005	19.87%	$34,448	1.25%		6.56%	1.72%	337%
Year Ended August 31, 2004	14.56%	$36,145	1.26	%(h)	7.01%	1.65%	166%
Year Ended August 31, 2003	30.49%	$60,000	1.25%		8.11%	1.52%	157%
August 1, 2002 To August 31, 2002(c)	7.69%	$41,000	1.25%		9.86%	1.30%	12%
Year Ended July 31, 2002	(0.67)%	$35,000	1.25%		9.59%	1.54%	110	%(j)
Year Ended July 31, 2001	(0.17%)	$35,000	1.25%		11.20%	1.92%	141	%(j)
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	7.30%	$1,892	0.95%		4.30%	1.86%	461%
Year Ended August 31, 2004	7.48%	$2,364	1.01	%(h)	5.44%	1.95%	152%
Year Ended August 31, 2003	8.48%	$3,000	1.00%		5.10%	1.48%	248%
November 1, 2001 To August 31, 2002(b)	1.61%	$5,000	1.00%		6.08%	1.48%	178%
Year Ended October 31, 2001(a)	5.46%	$5,000	1.00%		7.32%	2.63%	107	%(k)
Year Ended October 31, 2000	6.57%	$7,000	1.00%		7.05%	2.50%	266	%(k)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 119

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Select Class (continued)

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital		Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (f)
SHORT TERM BOND FUND
Year Ended August 31, 2005	$9.84	0.32		(0.17)	0.15	(0.35)	-	-		(0.35)	$9.64	1.52%
Year Ended August 31, 2004	$9.86	0.22		(0.02)	0.20	(0.22)	-	-		(0.22)	$9.84	1.99%
Year Ended August 31, 2003	$10.04	0.26		(0.03)	0.23	(0.27)	(0.14)	-		(0.41)	$9.86	2.28%
November 1, 2001 To August 31, 2002(b)	$10.03	0.28		0.04	0.32	(0.27)	(0.04)	-		(0.31)	$10.04	3.21%
Year Ended October 31, 2001(a)	$9.61	0.51	(d)	0.46	0.97	(0.55)	-	-		(0.55)	$10.03	10.39%
Year Ended October 31, 2000	$9.70	0.58		(0.09)	0.49	(0.58)	-	-		(0.58)	$9.61	5.19%
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$10.22	0.32		(0.18)	0.14	(0.33)	-	-		(0.33)	$10.03	1.35%
Year Ended August 31, 2004	$10.25	0.23	(d)	(0.03)	0.20	(0.23)	-	-	(e)	(0.23)	$10.22	2.01%
Year Ended August 31, 2003	$10.35	0.27	(d)	(0.05)	0.22	(0.27)	(0.05)	-	(e)	(0.32)	$10.25	2.15%
November 1, 2001 To August 31, 2002(b)	$10.40	0.26		0.07	0.33	(0.27)	(0.11)	-		(0.38)	$10.35	3.30%
Year Ended October 31, 2001	$9.90	0.42	(d)	0.57	0.99	(0.49)	-	-		(0.49)	$10.40	10.29%
Year Ended October 31, 2000	$9.95	0.59		(0.05)	0.54	(0.59)	-	-		(0.59)	$9.90	5.56%

(a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

  (b)  The fund changed its fiscal year end from October 31 to August 31.

  (c)  The fund changed its fiscal year end from July 31 to August 31.

  (d)  Calculated based upon average shares outstanding.

  (e)  Amount rounds to less than $0.01.

  (f)  Not annualized for periods less than one year.

  (g)  Annualized for periods less than one year.

  (h)  Includes interest expense for custody overdraft of 1 basis point.

  (l)  Percentages prior to September 10, 2001 reflect the portfolio turnover The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 120

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
	Ratios to average net assets: (g)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (f)
SHORT TERM BOND FUND
Year Ended August 31, 2005	$159,035	0.56%	3.48%	0.68%	194%
Year Ended August 31, 2004	$94,681	0.58%	2.22%	0.73%	261%
Year Ended August 31, 2003	$122,000	0.56%	2.59%	0.71%	386%
November 1, 2001 To August 31, 2002(b)	$122,000	0.57%	3.22%	0.72%	215%
Year Ended October 31, 2001(a)	$67,000	0.60%	5.22%	0.82%	160	%(l)
Year Ended October 31, 2000	$38,000	0.60%	6.00%	0.82%	271	%(l)
SHORT TERM BOND FUND II
Year Ended August 31, 2005	$432,056	0.50%	3.21%	0.68%	201%
Year Ended August 31, 2004	$492,178	0.50%	2.26%	0.70%	253%
Year Ended August 31, 2003	$342,000	0.50%	2.58%	0.70%	319%
November 1, 2001 To August 31, 2002(b)	$144,000	0.50%	2.91%	0.70%	192%
Year Ended October 31, 2001	$144,000	0.50%	4.15%	0.77%	315%
Year Ended October 31, 2000	$21,000	0.45%	5.99%	1.02%	139%

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 121

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Institutional Class

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
BOND FUND
Year Ended August 31, 2005	$9.96	0.38		0.13	0.51	(0.42)	(0.30)	-	(0.72)	$9.75	5.33%
Year Ended August 31, 2004	$9.94	0.35		0.32	0.67	(0.35)	(0.30)	-	(0.65)	$9.96	6.96%
Year Ended August 31, 2003	$10.04	0.42		(0.02)	0.40	(0.42)	(0.08)	-	(0.50)	$9.94	3.99%
November 1, 2001 To August 31, 2002(a)	$10.08	0.34		0.02	0.36	(0.34)	(0.06)	-	(0.40)	$10.04	3.71%
Year Ended October 31, 2001	$9.43	0.58	(c)	0.65	1.23	(0.58)	-	-	(0.58)	$10.08	13.46%
Year Ended October 31, 2000	$9.41	0.60		0.02	0.62	(0.60)	- (j)	-	(0.60)	$9.43	6.83%
ENHANCED INCOME FUND
Year Ended August 31, 2005	$9.84	0.28		(0.02)	0.26	(0.28)	-	-	(0.28)	$9.82	2.69%
Year Ended August 31, 2004	$9.86	0.14		(0.02)	0.12	(0.14)	-	-	(0.14)	$9.84	1.28%
Year Ended August 31, 2003	$9.98	0.23		(0.12)	0.11	(0.23)	-	-	(0.23)	$9.86	1.14%
November 30, 2001(b) To August 31, 2002	$10.00	0.18		(0.02)	0.16	(0.18)	-	-	(0.18)	$9.98	1.58%
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$9.08	(0.12)		0.80	0.68	(0.43)	-	-	(0.43)	$9.33	7.63%
Year Ended August 31, 2004	$8.92	0.51	(c)	0.17	0.68	(0.52)	-	-	(0.52)	$9.08	7.85%
Year Ended August 31, 2003	$8.65	0.48	(c)	0.27	0.75	(0.48)	-	-	(0.48)	$8.92	8.86%
November 1, 2001 To August 31, 2002(a)	$8.95	0.47		(0.30)	0.17	(0.45)	-	(0.02)	(0.47)	$8.65	1.92%
Year Ended October 31, 2001	$9.29	0.69	(c)	(0.16)	0.53	(0.87)	-	-	(0.87)	$8.95	5.86%
Year Ended October 31, 2000	$9.35	0.88		(0.25)	0.63	(0.69)	-	-	(0.69)	$9.29	6.93%
SHORT TERM BOND FUND
Year Ended August 31, 2005	$9.85	0.36		(0.19)	0.17	(0.38)	-	-	(0.38)	$9.64	1.75%
Year Ended August 31, 2004	$9.86	0.25		(0.02)	0.23	(0.24)	-	-	(0.24)	$9.85	2.38%
Year Ended August 31, 2003	$10.05	0.28		(0.04)	0.24	(0.29)	(0.14)	-	(0.43)	$9.86	2.44%
November 1, 2001 To August 31, 2002(a)	$10.03	0.29		0.06	0.35	(0.29)	(0.04)	-	(0.33)	$10.05	3.55%
Year Ended October 31, 2001	$9.58	0.54	(c)	0.46	1.00	(0.55)	-	-	(0.55)	$10.03	10.70%
Year Ended October 31, 2000	$9.67	0.60		(0.08)	0.52	(0.61)	-	-	(0.61)	$9.58	5.49%

(a)  The fund changed its fiscal year end from October 31 to August 31.

  (b)  Commencement of operations.

  (c)  Calculated based upon average shares outstanding.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Includes interest expense for custody overdraft of 1 basis point.

  (g)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

  (h)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The Emerging Markets Debt Portfolio, in which the Fund invested all of its investable assets.

  (i)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The Short Term Bond Portfolio, in which the Fund invested all of its investable assets.

  (j)  Amount is less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 122

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses		Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (d)
BOND FUND
Year Ended August 31, 2005	$259,697	0.49%		3.85%	0.59%	559%
Year Ended August 31, 2004	$318,100	0.49%		3.51%	0.62%	571%
Year Ended August 31, 2003	$478,000	0.49%		4.10%	0.60%	679%
November 1, 2001 To August 31, 2002(a)	$747,000	0.49%		4.14%	0.58%	572%
Year Ended October 31, 2001	$1,016,000	0.49%		5.98%	0.51%	423	%(g)
Year Ended October 31, 2000	$907,000	0.49%		6.37%	0.49%	531	%(g)
ENHANCED INCOME FUND
Year Ended August 31, 2005	$163,344	0.20%		2.66%	0.56%	128%
Year Ended August 31, 2004	$293,752	0.20%		1.47%	0.56%	156%
Year Ended August 31, 2003	$354,000	0.20%		2.33%	0.56%	328%
November 30, 2001(b) To August 31, 2002	$300,000	0.20%		2.40%	0.68%	120%
GLOBAL STRATEGIC INCOME FUND
Year Ended August 31, 2005	$2,042	0.65%		4.45%	1.36%	461%
Year Ended August 31, 2004	$40,000	0.66	%(f)	5.63%	1.22%	152%
Year Ended August 31, 2003	$108,000	0.65%		5.42%	0.97%	248%
November 1, 2001 To August 31, 2002(a)	$135,000	0.65%		6.44%	0.98%	178%
Year Ended October 31, 2001	$143,000	0.65%		7.50%	0.80%	107	%(h)
Year Ended October 31, 2000	$163,000	0.65%		7.36%	0.80%	266	%(h)
SHORT TERM BOND FUND
Year Ended August 31, 2005	$471,460	0.30%		3.60%	0.53%	194%
Year Ended August 31, 2004	$641,869	0.30%		2.49%	0.55%	261%
Year Ended August 31, 2003	$806,000	0.30%		2.85%	0.55%	386%
November 1, 2001 To August 31, 2002(a)	$618,000	0.30%		3.53%	0.54%	215%
Year Ended October 31, 2001	$697,000	0.30%		5.52%	0.48%	160	%(i)
Year Ended October 31, 2000	$415,000	0.30%		6.30%	0.47%	271	%(i)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 123

JPMorgan Funds

FINANCIAL HIGHLIGHTS
(CONTINUED)

Ultra

	Per share operating performance:
		Investment operations:				Distributions:
	Net Asset value, beginning of period	Net Investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net Asset value, end of period	Total return (excludes sales charge) (d)
BOND FUND
Year Ended August 31, 2005	$9.97	0.32		0.20	0.52	(0.43)	(0.30)	-	(0.73)	$9.76	5.45%
Year Ended August 31, 2004	$9.95	0.36		0.32	0.68	(0.36)	(0.30)	-	(0.66)	$9.97	7.05%
Year Ended August 31, 2003	$10.05	0.43		(0.02)	0.41	(0.43)	(0.08)	-	(0.51)	$9.95	4.08%
November 1, 2001 To August 31, 2002(b)	$10.09	0.34		0.02	0.36	(0.34)	(0.06)	-	(0.40)	$10.05	3.80%
Year Ended October 31, 2001(a)	$9.47	0.54	(c)	0.72	1.26	(0.62)	(0.02)	-	(0.64)	$10.09	13.63%
Year Ended October 31, 2000	$9.46	0.64		(0.02)	0.62	(0.61)	-	-	(0.61)	$9.47	6.92%

  (a)  Prior to the open of business on September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

  (b)  The fund changed its fiscal year from October 31 to August 31.

  (c)  Calculated based upon average shares outstanding.

  (d)  Not annualized for periods less than one year.

  (e)  Annualized for periods less than one year.

  (f)  Percentages prior to September 10, 2001 reflect the portfolio turnover of The U.S. Fixed Income Portfolio, in which the Fund invested all of its investable assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 124

ANNUAL REPORT AUGUST 31

2005

FINANCIAL HIGHLIGHTS

	Ratios/Supplemental data:
		Ratios to average net assets: (e)
	Net assets end of period (000's)	Net expenses	Net Investment income (loss)	Expenses without waivers reimbursements and earnings credits	Portfolio turnover rate (d)
BOND FUND
Year Ended August 31, 2005	$126,272	0.40%	3.90%	0.51%	559%
Year Ended August 31, 2004	$380,794	0.40%	3.59%	0.56%	571%
Year Ended August 31, 2003	$444,000	0.40%	4.19%	0.55%	679%
November 1, 2001 To August 31, 2002(b)	$609,000	0.40%	4.20%	0.53%	572%
Year Ended October 31, 2001(a)	$598,000	0.37%	6.08%	0.47%	423	%(f)
Year Ended October 31, 2000	$466,000	0.35%	6.49%	0.42%	531	%(f)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMORGAN INCOME FUNDS 125

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

1. Organization

JPMorgan Mutual Fund Group ("MFG") was organized as a Massachusetts business trust on May 11, 1987. JPMorgan Trust I ("JPM I") was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. MFG and JPM I (the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies.

The following are the six separate funds of the Trusts (collectively, the "Funds") covered by this report:

FUND	CLASSES OFFERED
Bond Fund	Class A, Class B, Class C, Select Class, Institutional Class and Ultra
Emerging Markets Debt Fund	Select Class
Enhanced Income Fund	Institutional Class
Global Strategic Income Fund	Class A, Class B, Class C, Class M, Select Class and Institutional Class
Short Term Bond Fund	Class A, Select Class and Institutional Class
Short Term Bond Fund II	Class A, Class M and Select Class

Effective February 19, 2005, Emerging Markets Debt Fund was renamed from Fleming Emerging Markets Debt Fund with the approval of the Board of Trustees.

Effective February 18, 2005, Class B, Class C and Class M shares commenced operations in the Global Strategic Income Fund.

The Funds, excluding Short Term Bond Fund II, are separate series of JPM I. Short Term Bond Fund II is a separate series of MFG.

Prior to February 19, 2005, Bond Fund, Global Strategic Income Fund and Short Term Bond Fund were a separate series of J.P. Morgan Institutional Funds. Enhanced Income Fund was a separate series of J.P. Morgan Series Trust. Emerging Markets Debt Fund was a separate series of J.P. Morgan Funds. On August 19, 2004, the Board of Trustees of the then existing Trusts approved Agreements and Plans of Reorganization regarding the reorganization of each series of their respective Trust into a corresponding series of J.P. Morgan Mutual Fund Series ("JPMMFS").

At a special meeting of shareholders of the Funds held on January 20, 2005, and adjourned and reconvened on February 3, 2005, shareholders of each of the Funds, except for Short Term Bond Fund II, approved the Agreement and Plan of Reorganization with respect to each Fund. Effective after the close of business on February 18, 2005 pursuant to the Agreement and Plan of Reorganization, the Funds were each reorganized, by means of a tax-free reorganization, as a separate series of JPMMFS. Each corresponding series of JPMMFS had no assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Additionally, the shareholders of JPMMFS approved an Agreement and Plan of Reorganization and Redomiciliation providing for the reorganization and redomiciliation of each series of JPMMFS as a corresponding series of JPM I, including those series of JPMMFS such as the Funds which became a series of JPMMFS as of February 18, 2005. Therefore, effective after the close of business on February 18, 2005, pursuant to the Agreement and Plan of Reorganization and Redomiciliation, each Fund, other than Short Term Bond Fund II, was reorganized and redomiciled, by means of a tax-free reorganization, as a separate series of JPM I. Each corresponding series of JPM I had no

JPMORGAN INCOME FUNDS 126

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

assets, liabilities or operations prior to the reorganization. The event had no impact on the net assets or results of operations of the Funds.

Class A and Class M shares generally provide for a front-end sales charge while Class B and Class C shares provide for a contingent deferred sales charge. Class B shares automatically convert to Class A shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees (and during the current fiscal year bore different transfer agent fees) and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A shares, for which front-end sales charges have been waived, may be subject to redemption charges as described in the Funds' prospectus.

On November 11, 2004, the Board of Trustees approved the increase of the maximum front-end sales charge for Class A shares from 1.50% to 3.00% for Short Term Bond Fund and Short Term Bond Fund II for shares purchased on or after November 15, 2004.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments - Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent of principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers generally provide bid-side quotations. Short-term investments maturing in less than 61 days are generally valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company's current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Repurchase Agreements - The Funds may enter into repurchase agreement transactions with institutions that meet the advisor's credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement

JPMORGAN INCOME FUNDS 127

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Restricted and Illiquid Securities - The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. The following is the market value and percentage of net assets of restricted and illiquid securities as of August 31, 2005 (amounts in thousands):

	Illiquid		Restricted*
FUND
Bond Fund	$20,763	3.48%	$20,763	3.48%
Enhanced Income Fund	7,911	4.85	7,911	4.85
Global Strategic Income Fund	2,467	11.06	2,467	11.06
Short Term Bond Fund	41,918	6.61	41,918	6.61
Short Term Bond Fund II	48,123	5.69	48,123	5.69

  *  Includes illiquid securities

D. Futures Contracts - The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period.

Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2005, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E. Foreign Currency Translation - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market

JPMORGAN INCOME FUNDS 128

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F. Forward Foreign Currency Exchange Contracts - The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund's exposure to foreign currency exchange fluctuations. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, or the delivery of the currency exchange is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of August 31, 2005, the Funds had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G. Written Options - When a Fund writes an option, an amount equal to the premium received by the Fund is included in the Funds' Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Funds write options on securities, futures and interest rate swaps ("swaptions"). These options are settled for cash and subject the Funds to unlimited risk of loss. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

As of August 31, 2005, the Funds had written options contracts outstanding as listed on their Schedules of Portfolio Investments and on the following page.

JPMORGAN INCOME FUNDS 129

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

Transactions in options written during the twelve months ended August 31, 2005, were as follows (amounts in thousands):

	Bond Fund		Enhanced Income Fund
	Number of Units	Premiums Received	Number of Units	Premiums Received
Options outstanding at August 31, 2004	(507,318)	$2,803	-	$-
Options written	(3,104,017)	30,045	(18,200)	48
Options expired or terminated in closing purchase transactions	2,954,685	(24,316)
Options exercised	-	-	-	-
Options outstanding at August 31, 2005	(656,650)	$8,532	(18,200)	$48
	Short Term Bond Fund		Short Term Bond Fund II
	Number of Units	Premiums Received	Number of Units	Premiums Received
Options outstanding at August 31, 2004	-	$-	-	$-
Options written	(479,101)	802	(483,501)	965
Options expired or terminated in closing purchase transactions	337,501	(424)	282,501	(429)
Options exercised	-	-	-	-
Options outstanding at August 31, 2005	(141,600)	$378	(201,000)	$536

H. Swaps - The Funds may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

The Funds may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to

JPMORGAN INCOME FUNDS 130

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Funds may enter into credit default contracts in which they or their counterparties act as guarantors. By acting as the guarantor of the contract, the Funds assume the market and credit risk of the underlying instrument including liquidity and loss of value.

Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the contracts.
As of August 31, 2005, the Funds had outstanding swap agreements as listed on their Schedules of Portfolio Investments.

I. Short Sales - The Funds may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Funds is held by one broker. Interest expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

J. Commitments - The Funds may enter into commitments to buy and sell investments to settle on future dates as part of their normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

K. Dollar Rolls - The Funds may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Funds account for such dollar rolls as purchases and sales and receive compensation as consideration for entering into the commitment to repurchase. The Funds must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds had TBA Dollar Rolls outstanding as of August 31, 2005, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Funds segregate assets with a current value at least equal to the amount of their TBA Dollar Rolls.

L. Security Transactions and Investment Income - Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes

JPMORGAN INCOME FUNDS 131

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds' policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

M. Allocation of Income and Expenses - In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trusts are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

N. Federal Income Taxes - Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

O. Foreign Taxes - The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

P. Dividends and Distributions to Shareholders - Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition – "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated undistributed/ (overdistributed) net investment income	Accumulated net realized gain (loss) on investments
Bond Fund	$-	$2,599	$(2,599)
Emerging Markets Debt Fund	-	254	(254)
Enhanced Income Fund	-	5	(5)
Global Strategic Income Fund	1,909	326	(2,235)
Short Term Bond Fund	-	(845)	845
Short Term Bond Fund II	-	7	(7)

The reclassifications for the Funds relate primarily to differences in character for tax purposes of paydown gains and losses, swap and futures payments and foreign currency gains and losses. In addition, the reclassification for Global Strategic Income Fund relates to the tax differences acquired through the merger of Strategic Income Fund into Global Strategic Income Fund.

JPMORGAN INCOME FUNDS 132

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

Q. Equalization - Short Term Bond Fund II and Global Strategic Income Fund (after the reorganization) use the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Trust shares of beneficial interest equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Trust shares.

R. Redemption Fees - Generally shares of the Emerging Markets Debt Fund and the Global Strategic Income Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share's market value. The redemption fee applies to most shares purchased after February 18, 2005. Redemption fees are paid directly to the applicable Fund.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee - Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the "Advisor") acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund's respective average daily net assets. The annual fee rate for each Fund is as follows:

Bond Fund	0.30%
Emerging Markets Debt Fund	0.70%
Enhanced Income Fund	0.25%
Global Strategic Income Fund	0.45%
Short Term Bond Fund	0.25%
Short Term Bond Fund II	0.25%

The Advisor waived Investment Advisory Fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund's investment in an affiliated money market fund to the extent required by law.

B. Administration Fee - Effective February 19, 2005, pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the "Administrator"), an indirect, wholly-owned subsidiary of JPMorgan, began providing certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding the money market funds; Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund and Investor Growth & Income Fund) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

Prior to February 19, 2005, JPMorgan Chase Bank, N.A. ("JPMCB") served as the Funds' Administrator subject to the same fee agreements.

JPMORGAN INCOME FUNDS 133

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

JPMCB and the Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

Effective July 1, 2005, J.P. Morgan Investor Services, Co. ("JPMIS"), an indirect, wholly-owned subsidiary of JPMorgan, began serving as the Funds' Sub-administrator (the "Sub-administrator"). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator. Prior to July 1, 2005, BISYS Fund Services, L.P. ("BISYS") served as the Funds' Sub-administrator. For its services as Sub-administrator, BISYS received a portion of the fees paid to the Administrator.

C. Distribution Fees - Effective February 19, 2005, pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the "Distributor"), a wholly-owned subsidiary of JPMorgan, began serving as the Trusts' exclusive underwriter and promotes and arranges for the sale of each Fund's shares. The Distributor receives no compensation in its capacity as the Funds' underwriter.

Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc. ("JPMFD"), a wholly-owned subsidiary of The BISYS Group, Inc., served as the Funds' exclusive underwriter. JPMFD received no compensation in its capacity as the Funds' underwriter.

The Trustees have adopted a Distribution Plan (the "Distribution Plan") for Class A, B, C and M Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below (%):

	Class A	Class B	Class C	Class M
FUND
Bond Fund	0.25	0.75	0.75	n/a
Global Strategic Income Fund	0.25	0.75	0.75	0.50
Short Term Bond Fund	0.25	n/a	n/a	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.35

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and Class M shares and the contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares and certain Class A shares for which front-end sales charges have been waived. For the period February 19, 2005 to August 31, 2005, the Distributor received the following amounts:

	12b-1	Front End Sales Charge	CDSC
FUND
Bond Fund	$14	$52	$7
Global Strategic Income Fund	50	9	7
Short Term Bond Fund	3	7	-
Short Term Bond Fund II	855	7	-

JPMFD and the Distributor waived Distribution Fees as outlined in Note 3.F.

JPMORGAN INCOME FUNDS 134

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

D. Shareholder Servicing Fees - Effective February 19, 2005, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides account administration and personal account maintenance services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below (%):

	Class A	Class B	Class C	Class M	Select Class	Institutional Class	Ultra
FUND
Bond Fund	0.25	0.25	0.25	n/a	0.25	0.10	0.00 *
Emerging Markets Debt Fund	n/a	n/a	n/a	n/a	0.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	0.10	n/a
Global Strategic Income Fund	0.25	0.25	0.25	0.30	0.25	0.10	n/a
Short Term Bond Fund	0.25	n/a	n/a	n/a	0.25	0.10	n/a
Short Term Bond Fund II	0.25	n/a	n/a	0.25	0.25	n/a	n/a

  *  Prior to February 19, 2005, the Shareholder Servicing Fee for Bond Fund Ultra Shares was 0.05%.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to such financial intermediaries for performing such services.

Prior to February 19, 2005, JPMCB served as the Funds' Shareholder Servicing Agent. JPMCB was subject to the fee rates disclosed in the previous table.

JPMCB and the Distributor waived shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Fund Accounting Fees - JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and fund accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

F. Waivers and Reimbursements - The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest expenses on short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plans) exceed the percentages of the Funds' respective average daily net assets as shown in the table below (%):

	Class A	Class B	Class C	Class M	Select Class	Institutional Class	Ultra
FUND
Bond Fund	0.75	1.50	1.50	n/a	0.69	0.49	0.40
Emerging Markets Debt Fund	n/a	n/a	n/a	n/a	1.25	n/a	n/a
Enhanced Income Fund	n/a	n/a	n/a	n/a	n/a	0.25	n/a
Global Strategic Income Fund *	1.15	1.65	1.65	1.45	0.90	0.65	n/a
Short Term Bond Fund	0.75	n/a	n/a	n/a	0.60	0.30	n/a
Short Term Bond Fund II**	0.75	n/a	n/a	0.99	0.50	n/a	n/a

  *  Prior to February 19, 2005, the contractual expense limitation for Global Strategic Income Fund Class A and Select Class were 1.25% and 1.00%, respectively.

  **  Prior to February 19, 2005, the contractual expense limitation for Short Term Bond Fund II Class M was 1.00%.

JPMORGAN INCOME FUNDS 135

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The contractual expense limitation agreements were in effect for the year ended August 31, 2005. The expense limitation percentages in the table above are due to expire December 31, 2006.

For the year ended August 31, 2005, the Funds' service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Distribution	Total	Contractual Reimbursements
FUND
Bond Fund	$-	$566	$127	$-	$693	$22
Emerging Markets Debt Fund	50	22	84	-	156	-
Enhanced Income Fund	274	226	231	-	731	-
Global Strategic Income Fund	131	41	23	-	195	46
Short Term Bond Fund	36	762	569	-	1,367	8
Short Term Bond Fund II	-	282	803	10	1,095	-

	Voluntary Waivers
	Investment Advisory	Administration	Total
FUND
Bond Fund	$-	$60	$60
Enhanced Income Fund	14	79	93
Short Term Bond Fund	-	49	49

G. Other - Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended August 31, 2005, Short Term Bond Fund incurred approximately (in thousands) $83 as brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

JPMORGAN INCOME FUNDS 136

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

4. Class Specific Expenses

The Funds' class specific expenses for the year ended August 31, 2005 are as follows (amounts in thousands):

	Distribution	Shareholder Servicing	Transfer Agent*
BOND FUND
Class A	$10	$10	$14
Class B	15	5	8
Class C	2	1	1
Select Class	n/a	494	21
Institutional Class	n/a	281	11
Ultra	n/a	84	7
	$27	$875	$62
EMERGING MARKETS DEBT FUND
Select Class	$n/a	$84	$12
ENHANCED INCOME FUND
Institutional Class	$n/a	$231	$9
GLOBAL STRATEGIC INCOME FUND
Class A	$6	$6	$5
Class B	28	9	n/a
Class C	11	4	n/a
Class M	15	9	n/a
Select Class	n/a	5	7
Institutional Class	n/a	19	8
	$60	$52	$20
SHORT TERM BOND FUND
Class A	$8	$7	$9
Select Class	n/a	298	15
Institutional Class	n/a	564	15
	$8	$869	$39
SHORT TERM BOND FUND II
Class A	$122	$122	$34
Class M	1,752	1,251	5
Select Class	n/a	1,166	11
	$1,874	$2,539	$50

  *  Effective February 19, 2005, the Funds no longer bear class specific charges relating to Transfer Agent Fees. The amounts in the table above relate to the fees charged to each specific class prior to February 19, 2005.

JPMORGAN INCOME FUNDS 137

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

5. Investment Transactions

During the year ended August 31, 2005, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
FUND
Bond Fund	$762,803	$958,135	$4,825,417	$4,928,434
Emerging Markets Debt Fund	92,126	95,126	17,209	19,077
Enhanced Income Fund	188,702	314,688	108,193	82,646
Global Strategic Income Fund	26,428	52,308	105,495	104,458
Short Term Bond Fund	457,830	604,095	886,685	706,650
Short Term Bond Fund II	717,787	1,079,521	1,348,132	1,116,340

6. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2005, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
FUND
Bond Fund	$922,174	15,315	(10,937)	$4,378
Emerging Markets Debt Fund	31,511	2,466	(106)	2,360
Enhanced Income Fund	192,337	425	(479)	(54)
Global Strategic Income Fund	23,919	1,000	(1,223)	(223)
Short Term Bond Fund	805,466	2,549	(9,123)	(6,574)
Short Term Bond Fund II	1,062,886	4,494	(13,540)	(9,046)

For all of the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended August 31, 2005 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Bond Fund	$47,067	$12,442	$-	$59,509
Emerging Markets Debt Fund	2,840	4,205	-	7,045
Enhanced Income Fund	6,102	-	-	6,102
Global Strategic Income Fund	1,313	-	-	1,313
Short Term Bond Fund	26,085	-	-	26,085
Short Term Bond Fund II	29,320	-	-	29,320

JPMORGAN INCOME FUNDS 138

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

The tax character of distributions paid during the fiscal year ended August 31, 2004 was as follows (amounts in thousands):

	Distributions paid from:
	Ordinary Income	Net Long-Term Capital Gains	Tax Return of Capital	Total Distributions Paid
Bond Fund	$50,592	$19,416	$-	$70,008
Emerging Markets Debt Fund	3,506	-	-	3,506
Enhanced Income Fund	5,541	-	-	5,541
Global Strategic Income Fund	3,871	-	-	3,871
Short Term Bond Fund	20,381	-	-	20,381
Short Term Bond Fund II	27,690	-	149	27,839

At August 31, 2005, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Bond Fund	$14,541	$2,339	$3,071
Emerging Markets Debt Fund	1,384	3,899	2,395
Enhanced Income Fund	26	(6,439)	67
Global Strategic Income Fund	255	(26,869)	(237)
Short Term Bond Fund	1,460	(3,020)	(6,549)
Short Term Bond Fund II	624	(2,332)	(8,415)

For Bond Fund, the cumulative timing differences primarily consist of mark-to-market of open forwards, futures and options, wash sales outstanding, distributions payable, post October loss deferrals, deferred compensation and straddle loss deferrals. For Emerging Markets Debt Fund, the cumulative timing differences primarily consist of mark-to-market on open futures, wash sales outstanding and distributions payable. For Enhanced Income Fund, the cumulative timing differences primarily consist of mark-to-market of open futures and options, wash sales outstanding, distributions payable, post October loss deferrals and straddle loss deferrals. For Global Strategic Income Fund, the cumulative timing differences primarily consist of mark-to-market on open forwards and futures, outstanding wash sales, distributions payable and straddle loss deferrals. For Short Term Bond Fund, the cumulative timing differences primarily consist of mark-to-market on open forwards, futures and options, wash sales outstanding, distributions payable, post October loss deferrals and straddle loss deferrals. For Short Term Bond Fund II, the cumulative timing differences primarily consist of mark-to-market on open futures and options, wash sales outstanding, distributions payable, post October loss deferrals and straddle loss deferrals.

JPMORGAN INCOME FUNDS 139

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

As of August 31, 2005, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	Expires
	2006	2007	2008		2009		2010		2011	2012	2013	Total
FUND
Enhanced Income Fund	-	-	-		-		1,180		792	3,941	526	6,439
Global Strategic Income Fund	570	4,926	7,690	*	5,237	*	8,446	*	-	-	-	26,869
Short Term Bond Fund	-	-	-		-		-		-	1,803	1,217	3,020
Short Term Bond Fund II	-	-	-		-		-		-	1,675	656	2,331

During the year ended August 31, 2005, Global Strategic Income Fund utilized capital loss carryovers of $2,111 (in thousands).

  *  A portion of this capital loss carried forward was acquired through the merger with JPMorgan Strategic Income Fund and may be limited under IRC Sections 381-384.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended August 31, 2005, the Funds deferred to September 1, 2005 post October capital losses of (amounts in thousands):

	Capital Losses	Currency Losses
Bond Fund	$-	$677
Enhanced Income Fund	297	-
Short Term Bond Fund	5,886	910
Short Term Bond Fund II	10,693	-

7. Borrowings

Effective February 19, 2005, the Funds began relying upon an exemptive order ("Order") permitting the establishment and operation of an Interfund Lending Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (formerly One Group Mutual Funds) and may be relied upon by the Funds because they are investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, effective February 18, 2005, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing.

Prior to February 18, 2005, the Funds were allowed to borrow money for temporary or emergency purposes, pursuant to a Line of Credit dated April 17, 2003. This agreement enabled the Funds to participate with other JPMorgan Funds in a line of credit with JPMCB, as administrative agent, and a syndicate of banks, which permitted borrowings up to $250 million, collectively.

JPMORGAN INCOME FUNDS 140

ANNUAL REPORT AUGUST 31

2005

NOTES TO FINANCIAL
STATEMENTS

Interest was charged to each Fund based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. The Funds also paid a commitment fee of 0.09% per annum on the average daily amount of the available commitment, which was allocated on a pro-rata basis to the Funds. This agreement was terminated as of February 18, 2005.

The outstanding borrowings from another fund and average borrowings for the year ended August 31, 2005, were as follows (amounts in thousands):

	Outstanding Balance at August 31, 2005	Average Borrowings	Number of Days Used	Interest Paid
FUND
Bond Fund	$-	$17,776	1	$2
Emerging Markets Debt Fund	-	14,681	3	4
Enhanced Income Fund	-	2,686	11	3
Global Strategic Income Fund	-	332	3	-	(b)
Short Term Bond Fund	-	3,440	10	3

  (b)  Amount rounds to less than $1,000

8. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

9. Business Combinations

On August 19, 2004, the Board of Trustees of the Trusts approved management's proposal to merge JPMorgan Strategic Income Fund (the "Target Fund") into JPMorgan Global Strategic Income Fund (the "Acquiring Fund").

After shareholder approval was obtained, the merger was effective after the close of business February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

JPMORGAN INCOME FUNDS 141

JPMorgan Funds

NOTES TO FINANCIAL
STATEMENTS

(CONTINUED)

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
TARGET FUND
JPMorgan Strategic Income Fund				$828
Class A	322	$3,011	$9.34
Class B	784	$7,328	$9.35
Class C	313	$2,925	$9.35
Class M	698	$6,507	$9.32
ACQUIRING FUND
JPMorgan Global Strategic Income Fund				$360
Class A	89	$827	$9.26
Institutional	2,506	$23,220	$9.27
Select	270	$2,502	$9.26
POST REORGANIZATION
JPMorgan Global Strategic Income Fund				$1,188
Class A	414	$3,838	$9.26
Class B	792	$7,328	$9.26
Class C	316	$2,925	$9.26
Class M	702	$6,507	$9.26
Institutional	2,506	$23,220	$9.27
Select	270	$2,502	$9.26

JPMORGAN INCOME FUNDS 142

JPMorgan Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
JPMorgan Mutual Fund Group and JPMorgan Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Funds listed in Note 1 to such financial statements (which Funds are separate portfolios of JPMorgan Mutual Fund Group and JPMorgan Trust I and are hereafter collectively referred to as the "Funds") at August 31, 2005, the results of each of their operations and the cash flows of the JPMorgan Global Strategic Income Fund for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
October 25, 2005

JPMORGAN INCOME FUNDS 143

JPMorgan Funds

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees

William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; Vice President & Treasurer of Ingersoll-Rand Company (manufacturer of industrial equipment) (1972-2000).	114		None.

Roland R. Eppley, Jr. (1932); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President & Chief Executive Officer, Eastern Sales Bankcard (1971-1988).	114		Director, Janel Hydro, Inc. (automotive) (1993-present).

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer of Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979-present).	113	*	Director, Cardinal Health, Inc (CAH) (1994-present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor of the City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	114		Trustee of Bronx-Lebanon Hospital Center (1992-present); Director of New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000-present); Director of Lincoln Center Institute for the Arts in Education (1999-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	114		Director of Providian Financial Corp. (banking) (2002-present).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000-2002); President, DCI Marketing, Inc. (1992-2000).	113	*	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	113	*	Director, Mather LifeWays (1994-present); Director, Carleton College (2003-present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	114		Director of Radio Shack Corporation (electronics) (1987-present); Director of The National Football Foundation and College Hall of Fame (1994-present); Trustee of the Berklee College of Music (1998-present); Trustee of the Stratton Mountain School (2001-present).

JPMORGAN INCOME FUNDS 144

ANNUAL REPORT AUGUST 31

2005

TRUSTEES

(Unaudited)

Name (Year of Birth); Positions With the Trusts (Since)	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(1)		Other Directorships Held Outside Fund Complex
Independent Trustees (continued)

Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002-present); President, Kenyon College (1995-2002).	113	*	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman of Lumelite Corporation (plastics manufacturing) (2003-present); Chairman and Chief Executive Officer of Lumelite Corporation (1985-2002).	114		Trustee of Morgan Stanley Funds (209 portfolios) (1995-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1990.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2002-present); Investment Officer, Wabash College (2004-present); self-employed consultant (January 2000-present); Director of Investments, Eli Lilly and Company (1988-1999).	113	*	Director, AMS Group (2001-present); Director, Wabash College (1988-present); Trustee, Seabury-Western Theological Seminary (1993-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	114		None.

Interested Trustee

Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer of Chase Mutual Funds (investment company) (1989-1998); President & Chief Executive Officer of Vista Capital Management (investment management) (1990-1998); Chief Investment Executive of Chase Manhattan Private Bank (investment management) (1990-1998).	114		None.

  (1)  A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes nine registered investment companies (114 funds) as of August 31, 2005.

  *  This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (113 funds) as of August 31, 2005.

  **  Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.

JPMORGAN INCOME FUNDS 145

JPMorgan Funds

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)	Managing Director of JPMorgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of JPMorgan Funds. Mr. Gatch has been an employee since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President (2005)*	Director and Vice President of JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Vice President, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc., an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining J.P. Morgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JP Morgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer (2005)	Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial's asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)	Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary (2005)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004-2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JP Morgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*	Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc).

Ellen W. O'Brien (1957), Assistant Secretary (2005)**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration; Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc., responsible for mutual fund financial reporting; Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

JPMORGAN INCOME FUNDS 146

ANNUAL REPORT AUGUST 31

2005

OFFICERS (CONTINUED)

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Christopher D. Walsh (1965), Assistant Treasurer (2005)	Vice President, JPMorgan Funds Management, Inc.; Mr. Walsh has managed all aspects of institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Mr. Walsh was a director of Mutual Fund Administration at Prudential Investments from 1996 to 2000.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

  *  The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

  **  The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

JPMORGAN INCOME FUNDS 147

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2005, and continued to hold your shares at the end of the reporting period, August 31, 2005.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

JPMORGAN INCOME FUNDS 148

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During March 1, 2005 to August 31, 2005	Annualized Expense Ratio
BOND FUND
Class A
Actual	$1,000.00	$1,025.10	$3.83	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
Class B
Actual	$1,000.00	$1,020.90	$7.13	1.40%
Hypothetical	$1,000.00	$1,018.15	$7.12	1.40%
Class C
Actual	$1,000.00	$1,020.00	$7.08	1.39%
Hypothetical	$1,000.00	$1,018.20	$7.07	1.39%
Select Class
Actual	$1,000.00	$1,025.80	$3.32	0.65%
Hypothetical	$1,000.00	$1,022.63	$3.31	0.65%
Institutional Class
Actual	$1,000.00	$1,025.50	$2.50	0.49%
Hypothetical	$1,000.00	$1,022.74	$2.50	0.49%
Ultra
Actual	$1,000.00	$1,027.10	$2.04	0.40%
Hypothetical	$1,000.00	$1,023.19	$2.04	0.40%
EMERGING MARKETS DEBT FUND
Select Class
Actual	$1,000.00	$1,076.80	$6.54	1.25%
Hypothetical	$1,000.00	$1,018.90	$6.36	1.25%
ENHANCED INCOME FUND
Institutional Class
Actual	$1,000.00	$1,016.40	$1.07	0.21%
Hypothetical	$1,000.00	$1,024.15	$1.07	0.21%

JPMORGAN INCOME FUNDS 149

JPMorgan Funds

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During March 1, 2005 to August 31, 2005	Annualized Expense Ratio
GLOBAL STRATEGIC INCOME FUND
Class A
Actual	$1,000.00	$1,032.80	$5.94	1.16%
Hypothetical	$1,000.00	$1,019.36	$5.90	1.16%
Class B
Actual	$1,000.00	$1,029.00	$8.49	1.66%
Hypothetical	$1,000.00	$1,016.84	$8.44	1.66%
Class C
Actual	$1,000.00	$1,030.10	$8.49	1.66%
Hypothetical	$1,000.00	$1,016.84	$8.44	1.66%
Class M
Actual	$1,000.00	$1,031.30	$7.48	1.46%
Hypothetical	$1,000.00	$1,017.85	$7.43	1.46%
Select Class
Actual	$1,000.00	$1,034.10	$4.67	0.91%
Hypothetical	$1,000.00	$1,020.62	$4.63	0.91%
Institutional Class
Actual	$1,000.00	$1,035.40	$3.39	0.66%
Hypothetical	$1,000.00	$1,021.88	$3.36	0.66%
SHORT TERM BOND FUND
Class A
Actual	$1,000.00	$1,011.20	$3.80	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
Select Class
Actual	$1,000.00	$1,012.40	$2.79	0.55%
Hypothetical	$1,000.00	$1,022.43	$2.80	0.55%
Institutional Class
Actual	$1,000.00	$1,013.50	$1.52	0.30%
Hypothetical	$1,000.00	$1,023.69	$1.53	0.30%

JPMORGAN INCOME FUNDS 150

ANNUAL REPORT AUGUST 31

2005

SCHEDULE OF SHAREHOLDER EXPENSES

Hypothetical $1,000 Investment at Beginning of Period

August 31, 2005

(Unaudited)

	Beginning Account Value, March 1, 2005	Ending Account Value, August 31, 2005	Expenses Paid During March 1, 2005 to August 31, 2005	Annualized Expense Ratio
SHORT TERM BOND FUND II
Class A
Actual	$1,000.00	$1,011.50	$3.80	0.75%
Hypothetical	$1,000.00	$1,021.42	$3.82	0.75%
Class M
Actual	$1,000.00	$1,010.20	$5.07	1.00%
Hypothetical	$1,000.00	$1,020.16	$5.09	1.00%
Select Class
Actual	$1,000.00	$1,011.80	$2.54	0.50%
Hypothetical	$1,000.00	$1,022.68	$2.55	0.50%

JPMORGAN INCOME FUNDS 151

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees, at meetings held in person in July and August 2005, considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an "Advisory Agreement"). At the July meeting, the Board's investment sub-committees (money market, equity and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee's preliminary findings. At and following the July meeting, the Trustees requested additional information from the Funds' management. At the August meeting, the Trustees continued their review and consideration, including the review of management's response to the Trustees' July request. The Trustees, including a majority of the Trustees, who are not "interested persons" (as defined in the '40 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on August 10, 2005.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Adviser and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds' performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. In addition, with respect to all Funds, except the money market Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees' regular meetings. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for the July and August meetings, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. ("Lipper"), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Adviser and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Adviser, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the

JPMORGAN INCOME FUNDS 152

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

background and experience of the Adviser's senior management and expertise of, and the amount of attention given to the Funds by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Funds and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. ("JPMF") an affiliate of the Adviser was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, the benefits to the Funds of the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Adviser's integrity and the Adviser's responsiveness to concerns raised by them, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser

At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser's determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers' operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential "fall-out" or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Board considered that the Adviser discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds but that certain non-affiliated subadvisers continued to benefit from such soft dollar arrangements.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. ("JPMDS") affiliates of the Adviser are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered

JPMORGAN INCOME FUNDS 153

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds' distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market fund assets or non-money market fund assets, as applicable, advised by the Adviser, and that the Funds were benefiting from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation

The Trustees noted that, upon their direction, the Funds' Chief Compliance Officer for the Bond Fund, Emerging Markets Debt Fund, Enhanced Income Fund, Global Strategic Income Fund, Short Term Bond Fund, and Short Term Bond Fund II had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation had been relied upon in this regard in determining whether to continue the Advisory Agreement. The Trustees considered the evaluation as noted in the Investment Performance section of this report.

Fees Relative to Adviser's Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Adviser for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser's other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Funds in comparison to those charged to the Adviser's other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund's ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the "Universe Group") by total return for one-year, three-year, five-year and ten-year periods, as applicable. The Trustees also considered each Fund's performance in comparison to the performance results of a group (the "Peer Group") of funds. The Trustees reviewed a description of Lipper's methodology for selecting mutual funds in the Fund's Peer Group and Universe Group. As part of this review, the Trustees also reviewed each Fund's performance against its benchmark and considered the performance information provided for each of the Funds at regular

JPMORGAN INCOME FUNDS 154

ANNUAL REPORT AUGUST 31

2005

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

Board meetings. The attention that was given to the Lipper reports and the actions taken as a result of the review of each Fund's investment performance is summarized below:

The Trustees noted that the Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the performance of the Emerging Markets Debt Fund was better than that of its Universe Group median for the one year and three year periods.

The Trustees noted that although the three year performance of the Enhanced Income Fund lagged that of its Universe Group, the Fund's one-year performance demonstrated improvement as the Fund had outperformed the median of its Universe Group. The Trustees found such performance satisfactory in view of the recent improvement.

The Trustees recognized that the one, three and five year performance of the Global Strategic Income Fund lagged that of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees recognized that the one, three and five year performance of the Short Term Bond Fund lagged that of its Universe Group. The Trustees and the Fund Chief Compliance Officer noted the Adviser's process to periodically review the Fund and address the Fund's performance results. The Trustees directed the Adviser to report to them at each quarterly board meeting about the results of such reviews and steps taken to improve performance and actual performance results.

The Trustees recognized that the one, three and five year performance of the Short Term Bond Fund II lagged that of its Universe Group. The Trustees concluded after review and discussion that the performance did not result from investment management issues that required action. However, the Trustees accepted the Fund Chief Compliance Officer's recommendation that the Trustees closely monitor the Fund and request a performance update by senior investment personnel at each quarterly meeting of the Fixed Income Investment Sub-Committee until improved performance is demonstrated over a period of time.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Funds' management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the actions taken as a result of the

JPMORGAN INCOME FUNDS 155

JPMorgan Funds

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

review of each Fund's advisory fees and expense ratios is summarized below:

The Trustees noted that the Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that although the Emerging Markets Debt Fund's contractual and net advisory fee rates were higher than the majority of its Peer Group and Universe Group, respectively, the total expenses were lower than the median of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Enhanced Income Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that the net advisory fee and total actual expenses were lower than the median of the Fund's Universe Group.

The Trustees noted that the Global Strategic Income Fund's contractual advisory fee was within a reasonable range of the median of its Peer Group and the fee was considered reasonable recognizing that, and the net advisory fee and total actual expenses was lower than the median of the Fund's Universe Group.

The Trustees noted that the Short Term Bond Fund's contractual advisory fee was in the first quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

The Trustees noted that the Short Term Bond Fund II's contractual advisory fee was in the second quintile of the Fund's Peer Group and the net advisory fee was in the first quintile of the Fund's Universe Group and concluded that the advisory fee was reasonable.

JPMORGAN INCOME FUNDS 156

ANNUAL REPORT AUGUST 31

2005

TAX LETTER (UNAUDITED)

Bond Fund
Emerging Markets Debt Fund
Enhanced Income Fund
Global Strategic Income Fund
Short Term Bond Fund
Short Term Bond Fund II

Certain tax information for the Income Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended August 31, 2005. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2005. The information necessary to complete your income tax returns for the calendar year ending December 31, 2005 will be received under separate cover.

Funds with Long Term Capital Gain Designation

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended August 31, 2005 (amounts in thousands):

Long-Term Capital Gain Distribution
Bond Fund	$12,442
Emerging Markets Debt Fund	$4,205

JPMORGAN INCOME FUNDS 157

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc, which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

No sooner than 30 days after the end of each month, each Fund will make available upon request a complete uncertified schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a complete schedule of its portfolio holdings as of the last day of that quarter, as filed in a certified filing with the SEC. In addition to providing hard copies upon request, each Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of each Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and on the Commission's website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by each Fund to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PRSRT STD

U.S. POSTAGE

PAID

PERMIT 2891

KANSAS CITY, MO

AN-INC-805

JPMorgan Funds Fulfillment Center
6112 W. 73rd Street
Bedford Park, IL 60638

© J.P. Morgan Chase & Co., 2005 All rights reserved. October 2005.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics in effect as of August 31, 2005 is included as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is a “non-interested” trustee and is also “independent” as defined by the Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

 (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2004 - $232,294 *
2005 - $77,610

(* The 2004 fees include fees for funds that are no longer in this Registrant.)

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2003 – $8,277,000 **
2004 – $9,397,000

(** For the period May 6, 2003 through December 31, 2003 – Services provided by the Auditor were not required to be approved prior to May 6, 2003).

The audit-related fees consist of aggregate fees billed for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant’s financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2004 - $22,800 *
2005 - $7,800

(* The 2004 fees include fees for funds that are no longer in this Registrant.)

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2004 and August 31, 2005.

For the last two fiscal years, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2004 – Not applicable
2005 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of          Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee will pre-approve the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the pre-approval policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee will annually review and pre-approve the services included on the Pre-Approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee will add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-Approval list must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent accountant are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2004 – None

2005 – 91%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $28.3 million in 2003 and $25.3 million in 2004.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  If the registrant has such a committee, however designated, identify each committee member.  If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

J.P. Morgan Investor Services Co. began serving as the sub-administrator and, in such capacity, assisted with financial reporting for the period covered by this report. All pre-existing policies and procedures remain substantially the same.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Mutual Fund Group

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
November 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ George C.W. Gatch
George C.W. Gatch
President and Principal Executive Officer
November 7, 2005

By:	/s/ Stephanie J. Dorsey
Stephanie J. Dorsey
Treasurer and Principal Financial Officer
November 7, 2005